Exhibit 10.44

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO ITEM 601(b)(10)(iv) WHEREBY CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED: [***]

A320 NEO FAMILY

P U R C H A S E A G R E E M E N T

B E T W E E N

A I R B U S S.A.S.

as Seller

A N D

SPIRIT AIRLINES, INC.

as Buyer

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C O N T E N T S

CLAUSES TITLES

0 DEFINITIONS AND INTERPRETATION

1 SALE AND PURCHASE

2 SPECIFICATION

3 PRICES

4 PRICE REVISION

5 PAYMENTS

6 MANUFACTURE PROCEDURE - INSPECTION

7 CERTIFICATION

8 TECHNICAL ACCEPTANCE

9 DELIVERY

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10 EXCUSABLE DELAY

11 NON-EXCUSABLE DELAY

12 WARRANTIES AND SERVICE LIFE POLICY

13 PATENT AND COPYRIGHT INDEMNITY

14 OEM TECHNICAL DATA AND BUYER DATA

15 SELLER REPRESENTATIVES SERVICES

16 TRAINING SUPPORT AND SERVICES

17 EQUIPMENT SUPPLIER PRODUCT SUPPORT

18 BUYER FURNISHED EQUIPMENT

19 INDEMNIFICATION AND INSURANCE

20 TERMINATION

21 ASSIGNMENTS AND TRANSFERS

22 MISCELLANEOUS PROVISIONS

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C O N T E N T S

EXHIBITS TITLES

Exhibit A SPECIFICATION

Exhibit B1 FORM OF SPECIFICATION CHANGE NOTICE

Exhibit B2	FORM OF A MANUFACTURER SPECIFICATION CHANGE NOTICE

Exhibit C PART 1 SELLER PRICE REVISION FORMULA
PART 2 PROPULSION SYSTEMS PRICE REVISION FORMULA - CFM
PART 3 PROPULSION SYSTEMS PRICE REVISION FORMULA - IAE

Exhibit D FORM OF CERTIFICATE OF ACCEPTANCE

Exhibit E FORM OF BILL OF SALE

Exhibit F SERVICE LIFE POLICY - LIST OF ITEMS

Exhibit G TECHNICAL DATA INDEX

Exhibit H MATERIAL SUPPLY AND SERVICES

Exhibit I LICENSES AND ON LINE SERVICES

Exhibit J AIRBUS S.A.S BILL OF SALE WARRANTY

Exhibit K FORM OF AWA

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A320 NEO FAMILY PURCHASE AGREEMENT

This A320 NEO Family Purchase Agreement (the "Agreement") is made on December 20, 2019, between Airbus SAS, a French société par actions simplifiée, with its registered office at 2, rond-point Emile Dewoitine, 31700 Blagnac, France, registered with the Commercial and Companies Register of Toulouse under number 383 474 814 (the "Seller"), and Spirit Airlines, Inc., a company organized and existing under the laws of the State of Delaware, United States of America, having its principal corporate office located at 2800 Executive Way, Miramar, Florida 33025, U.S.A. (the "Buyer").

WHEREAS subject to the terms and conditions of this Agreement, the Seller desires to sell the Aircraft to the Buyer and the Buyer desires to purchase the Aircraft from the Seller.

NOW THEREFORE IT IS AGREED AS FOLLOWS:

0 - DEFINITIONS

0 - DEFINITIONS

For all purposes of this Agreement, except as otherwise expressly provided, the following terms will have the following meanings:

Affiliate - with respect to any person or entity, any other person or entity directly or indirectly controlling, controlled by or under common control with such person or entity.

Airbus Goods and Services - any goods, excluding Aircraft, and services that may be purchased by the Buyer from the Seller or its Affiliates (excluding Airbus Canada).

AirbusWorld - as defined in in Clause 14.10.1.

Aircraft - any or all of the Airbus A319 NEO Aircraft, A320 NEO Aircraft or A321 NEO Aircraft to be sold by the Seller and purchased by the Buyer pursuant to this Agreement, including the Airframe and all components, equipment, parts and accessories installed in or on such aircraft and the Propulsion Systems installed thereon upon Delivery.

Aircraft Training Services - all flight support services including but not limited to any and all training courses, flight training, flight assistance, line training, line assistance

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and more generally all flights of any kind performed by the Seller, its agents, employees or subcontractors, and maintenance support, maintenance training (including Practical Training), training support of any kind performed on aircraft and provided to the Buyer pursuant to this Agreement.

Airframe - any Aircraft, excluding the Propulsion Systems therefor.

AirN@v Family - as defined in Clause 14.9.1.

Approved BFE Supplier - as defined in Clause 18.1.1.1.

ATA Specification - recommended specifications developed by the Air Transport Association of America reflecting consensus in the commercial Aviation industry on accepted means of communicating information, conducting business, performing operations and adhering to accepted practices.

Aviation Authority - when used with respect to any jurisdiction, the government entity that, under the laws of such jurisdiction, has regulatory control over civil aviation and the registration, airworthiness or operation of civil aircraft in such jurisdiction.

A319 NEO Aircraft - an A319-100N type aircraft delivered or to be delivered under this Agreement, including the Airframe and all components, equipment, parts and accessories installed in or on such aircraft and the Propulsion Systems installed thereon upon Delivery.

A319 NEO Standard Specification - the A319-100N standard specification document Number J.000.01000N, Issue 1.1, dated June 13, 2018, a copy of which has been annexed hereto as Exhibit A.

A320 NEO Aircraft - an A320-200N type aircraft delivered or to be delivered under this Agreement, including the Airframe and all components, equipment, parts and accessories installed in or on such aircraft and the Propulsion Systems installed thereon upon Delivery.

A320 NEO Standard Specification - the A320-200N standard specification document Number D.000.02000N, Issue 1.1, dated June 13, 2018, a copy of which has been annexed hereto as Exhibit A.

A321 NEO Aircraft - an A321-200NX type aircraft delivered or to be delivered under this Agreement, including the Airframe and all components, equipment, parts and accessories installed in or on such aircraft and the Propulsion Systems installed thereon upon Delivery.

A321-200NX Standard Specification - the A321-200NX standard specification document Number E.000.02000NX, Issue 1.1, dated June 13, 2018, a copy of which has been annexed hereto as Exhibit A.

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Balance of the Final Price - as defined in Clause 5.4.

Base Price - for any Aircraft, Airframe, SCNs or Propulsion Systems, as more completely described in Clause 3.1.

BFE Data - as defined in Clause 14.3.2.1.

Business Day - with respect to any action to be taken hereunder, a day other than a Saturday, Sunday or other day designated as a holiday in the jurisdiction in which such action is required to be taken (limited to [***]).

Buyer Furnished Equipment (BFE) - as defined in Clause 18.1.1.1.

BFE Engineering Definition - as defined in Clause 18.1.2.1.

BFE Supplier - as defined in Clause 18.1.1.1.

Buyer Party - means the Buyer, any guarantor of the Buyer's obligations hereunder or any assignor or assignee under Clause 21.5.

Certificate of Acceptance - as defined in Clause 8.3.

COC Data - as defined in Clause 14.8.

[***] - the [***] amounts described in Clause 5.2.

Contractual Definition Freeze or CDF - as defined in Clause 2.4.1.

Customization Milestones Chart - as defined in Clause 2.4.1.

Customer Services Catalogue (CSC) - means the then current customer services e-catalogue available in AirbusWorld.

Declaration of Design and Performance or DDP - the documentation provided by an equipment manufacturer guaranteeing that the corresponding equipment meets the requirements of the Specification, the interface documentation as well as all the relevant certification requirements.

Delivery - the transfer of title to the Aircraft from the Seller to the Buyer in accordance with Clause 9.

Delivery Date - the date on which Delivery occurs.

Delivery Location - with respect to each Aircraft, the facilities of the Seller at the location of final assembly of such Aircraft.

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Development Changes - as defined in Clause 2.2.2.

[***]

EASA - European Aviation Safety Agency or any successor thereto.

Embodiment Rank - The first Aircraft (and associated Scheduled Delivery Month) on which an SCN or MSCN is available for line-fit installation.

Excusable Delay - as defined in Clause 10.1.

Export Certificate of Airworthiness - an export certificate of airworthiness issued by the Aviation Authority of the Delivery Location for export of the Aircraft to the United States.

FAA - the U.S. Federal Aviation Administration, or any successor thereto.

Final Price - as defined in Clause 3.2.

Firm Aircraft - the Aircraft scheduled for delivery under Clause 9.1.1 on and as of the date of original execution of this Agreement.

Fleet Serial Numbers - as defined in Clause 14.2.1.

Goods and Services - any goods, excluding Aircraft, and services offered for sale by the Seller, its Affiliates (excluding Airbus Canada) or designees for purchase by its/their customers.

Indemnitee - as defined in Clause 19.3.

Indemnitor - as defined in Clause 19.3.

Inhouse Warranty - as defined in Clause 12.1.7.1.

Inhouse Warranty Labor Rate - as defined in Clause 12.1.7.5 (b).

Interface Problem - as defined in Clause 12.4.1.

[***]

LIBOR Rate - means, with respect to any payment, the rate appearing on Reuters Page LIBOR01 screen service (the successor page to Telerate page 3750) or any successor or substitute page of such page at approximately 11:00 a.m., London time, on the date such payment is due, as the rate for dollar deposits with a maturity of one month.

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Lien - means any liens, claims, charges, encumbrances or rights of others.

Losses - as defined in Clause 19.1.

Non-Excusable Delay - as defined in Clause 11.1.

Manufacture Facilities - means the various manufacture facilities of the Seller, its Affiliates or any subcontractor, where the Airframe or its parts are manufactured or assembled.

Manufacturer Specification Change Notice or MSCN - as set out in Clause 2.2.2.1.

Material - as defined in Clause 1.2 of Exhibit H.

Non-Excusable Delay - as defined in Clause 11.1.

[***]

PEP - as defined in Clause 14.13.1.

Parties (the) -means the Buyer and the Seller

Practical Training - as defined in the Airbus customer services catalogue.

Predelivery Payment - any of the payments required pursuant to Clause 5.3.

Predelivery Payment Reference Price - as defined in Clause 5.3.2.

Propulsion Systems - as defined in Clause 2.3.

Propulsion Systems Manufacturer - means the manufacturer of the Propulsion Systems.

Propulsion Systems Price Revision Formula - the Propulsion Systems price revision formula set forth in Part 2 of Exhibit C.

Ready for Delivery - with respect to any Aircraft, the time when (i) the Technical Acceptance Process has been completed in accordance with Clause 8 and (ii) all technical conditions required for the issuance of the Export Certificate of Airworthiness have been satisfied.

Reference Price - means the Reference Price of a set of Propulsion Systems as set out in Part 2 and 3 (as applicable) of Exhibit C.

Revision Service Period - as defined in Clause 14.5.

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Scheduled Delivery Month - as defined in Clause 9.1.

Scheduled Delivery Quarter - as defined in Clause 9.1.

Scheduled Delivery Period - the Scheduled Delivery Month or Scheduled Delivery Quarter, as applicable, of an Aircraft.

Seller Indemnitees - as defined in Clause 19.2.

Seller Price Revision Formula - the price revision formula set forth in Part 1 of Exhibit C.

Seller Representatives - the representatives of the Seller referred to in Clause 15.

Service Life Policy - as defined in Clause 12.2.

Software Services - means the software services described in Clause 14.

Specification - either (a) the Standard Specification if no SCNs are applicable or (b) if SCNs are issued, the Standard Specification as amended by all applicable SCNs.

Specification Change Notice or SCN - as set out in Clause 2.2.1.

Standard Specification - the A319 NEO Standard Specification, the A320 NEO Standard Specification and the A321 NEO Standard Specification, as applicable.

Supplier - any supplier of Supplier Parts.

Supplier Part - as defined in Clause 12.3.1.2.

Supplier Product Support Agreement - as defined in Clause 12.3.1.3.
[***]

Technical Data - as defined in Clause 14.1.

Termination Event - as defined in Clause 20.1.

[***]

[***]

Total Loss - as defined in Clause 10.4

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Training Conference - as defined in Clause 16.1.2.

Type Certificate - as defined in Clause 7.1

Warranted Part - as defined in Clause 12.1.1.

Warranty Period - as defined in Clause 12.1.3.

The definition of a singular in this Clause 0 will apply to plurals of the same words.

References in this Agreement to an exhibit, schedule, article, section, subsection or clause refer to the appropriate exhibit or schedule to, or article, section, subsection or clause in this Agreement.

Each agreement defined in this Clause 0 will include all appendixes, exhibits and schedules thereto. If the prior written consent of any person is required hereunder for an amendment, restatement, supplement or other modification to any such agreement and the consent of each such person is obtained, references in this Agreement to such agreement shall be to such agreement as so amended, restated, supplemented or modified.

References in this Agreement to any statute, law, regulation, or the like will be to such statute, law, regulation, or the like as amended or modified and in effect at the time any such reference is operative.

The term "including" when used in this Agreement means "including without limitation" except when used in the computation of time periods.

Technical and trade terms not otherwise defined herein will have the meanings assigned to them as generally accepted in the aircraft manufacturing industry.

1 SALE AND PURCHASE

The Seller shall sell and deliver to the Buyer, and the Buyer shall purchase and take delivery of the Aircraft from the Seller, subject to the terms and conditions contained in this Agreement.

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2	SPECIFICATION

2.1	Aircraft Specification

Each Aircraft shall be manufactured in accordance with the applicable Standard Specification, as modified or varied at the date of this Agreement by the Specification Change Notices listed in Appendix 1 to Exhibit A. The Seller confirms that all listed SCNs will be available for incorporation into the Aircraft by time of first Aircraft Delivery unless otherwise specified in Appendix 1 to Exhibit A.

2.2	Specification Amendment

The Specification may be further amended following signature of this Agreement in accordance with the terms of this Clause 2.

2.2.1	Specification Change Notice

The Specification may be amended following a request from Buyer (or per the terms of Clause 7.3) and by written agreement between the parties in a Specification Change Notice ("SCN"). Each SCN shall be substantially in the form set out in Exhibit B1 and shall set out the SCN's Aircraft Embodiment Rank and shall also set forth, in detail, the particular change to be made to the Specification and the effect, if any, of such change on design, performance, weight, Delivery Date of the Aircraft affected thereby and on the text of the Specification. An SCN may result in an adjustment of the Aircraft Base Price, which adjustment, if any, shall be specified in the SCN.

2.2.2	Development Changes

The Specification may also be amended by Seller incorporating changes deemed necessary by Seller to improve the Aircraft, prevent delay, or ensure compliance with this Agreement ("Development Changes"), as set forth in this Clause 2.2.2.

2.2.2.1	Manufacturer Specification Changes Notices

The Specification may be amended by the Seller through a Manufacturer Specification Change Notice ("MSCN"), which shall be substantially in the form set out in Exhibit B2 and shall set out the MSCN's Aircraft Embodiment Rank as well as, in detail, the particular change to be made to the Specification and the effect, if any, of such change on performance, weight, Aircraft Base Price, Delivery Date of the Aircraft affected thereby and interchangeability or replaceability requirements under the Specification.

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Except when the MSCN is necessitated by an Aviation Authority directive or by equipment obsolescence, in which case the MSCN shall be accomplished without requiring the Buyer's consent, if the MSCN adversely affects the performance, weight, Aircraft Base Price, Delivery Date of the Aircraft affected thereby or the interchangeability or replaceability requirements under the Specification, the Seller shall give the Buyer not less than [***] days following delivery of written notice to the Buyer (unless otherwise agreed by the Parties) within which to accept or reject such MSCN. If, provided such timely advance notice has been given, the Buyer does not notify the Seller of the rejection of the MSCN within such period, the MSCN shall be deemed accepted by the Buyer and the corresponding modification shall be accomplished.

2.2.2.2
Seller may revise the Specification to incorporate Development Changes having no adverse effect on Aircraft performance, weight, Aircraft Base Price, Delivery Date of the Aircraft affected thereby or interchangeability or replaceability requirements under the Specification, without the Buyer's consent. All such Development Changes shall be incorporated [***] the details of such changes shall be made available through the relevant application in AirbusWorld.

2.3	Aircraft Design Weights and Propulsion Systems

2.3.1	Aircraft design weights

The Aircraft will be delivered with the following design weights expressed in metric tons (Maximum Take-off Weight (''MTOW") Maximum Landing Weight ('MLW') and Maximum Zero Fuel Weight ("MZFW")) as the same have been selected by the Buyer (the "Weights")

	MTOW	MLW	MZFW
A319 NEO Aircraft	[***]	[***]	[***]
A320 NEO Aircraft	[***]	[***]	[***]
A321 NEO Aircraft	[***]	[***]	[***]

2.3.2	Propulsion Systems

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The Aircraft shall be equipped with a set of either two (2) CFM International LEAP engines or two (2) International Aero Engines, LLC PW1100G-JM engines, upon selection by Buyer referred to respectively as the "Propulsion Systems".

	CFM	IAE
A319 NEO	[***]	[***]
A320 NEO	[***]	[***]
A321 NEO	[***]	[***]
* AET means Airbus Equivalent Thrust
If the Buyer has not selected the Propulsion Systems as of the date of this Agreement, such choice shall be made by the execution of an SCN:
[***]

2.4	Milestones

2.4.1	Customization Milestones Chart

[***], the Seller shall provide the Buyer with a customization milestones chart (the "Customization Milestone Chart"), which shall be valid for and applicable to all Aircraft covered under this Agreement, unless otherwise agreed. The Customization Milestone Chart shall set out the dates (expressed in weeks) by which:

1)	the Buyer shall take certain actions and decisions, including the provision of certain information and documentation to the Seller;

2)	specific SCNs shall be executed; and

3)
the contractual definition of the Aircraft shall be finalized by way of execution of all SCNs (the "Contractual Definition Freeze" or "CDF"), in order to enable a) the Seller to manufacture the Aircraft and b) incorporation of such SCNs into the manufacturing of the Aircraft and the Delivery of the Aircraft in the Scheduled Delivery Month.

2.4.2 Compliance with Customization Milestones

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2.4.2.1	Any delay or failure by the Buyer to comply with any of the requirements referred to in Clauses 2.3 and 2.4.1 above may delay the performance by the Seller of its obligations under the Agreement and, in addition to any other rights and remedies available to the Seller under the Agreement and at law, shall in particular relieve the Seller of any obligation to deliver certain Aircraft within their respective Scheduled Delivery Month(s) [***].

2.4.2.2	[***]

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3 - PRICES

3.1	Base Price of the Aircraft

The Base Price of each Aircraft is the sum of:

(i) the Base Price of the Airframe and
(ii) the Base Price of the Propulsion Systems for such Aircraft.

3.1.1	Base Price of the Airframe

The Base Price of the Airframe is the sum of the following base prices:

(i)	the Airframe's Base Price as defined in the Standard Specification, excluding Buyer Furnished Equipment but including nacelles, thrust reversers, and the Weights as set forth in Clause 2.3.1 above, which is:

[***]

(ii)	the sum of the Base Prices of all SCNs set forth in Appendix 1 to Exhibit A which is,

[***]

(iii)	the Base Price of the master charge, which is applicable if a CFM LEAP-1A Propulsion System is selected, which is:

[***]

The Base Price for each Airframe is expressed in United States Dollars (USD) at [***] and is subject to adjustment in accordance with the Seller Price Revision Formula.

3.1.2	Base Price of the Propulsion Systems

3.1.2.1 CFM Propulsion Systems
[***]

3.1.2.2 IAE LLC Propulsion Systems

[***]

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(b)	The IAE Propulsion Systems Base Prices have been computed from the IAE LLC Propulsion Reference Prices as set forth in Part 3 of Exhibit C to the Agreement.

3.2	Final Price of the Aircraft

The "Final Price" of each Aircraft shall be the sum of:

(i)	the Base Price of the Airframe, as adjusted to the applicable Delivery Date of such Aircraft in accordance with Clause 4.1; plus

(ii)	the aggregate of all increases and decreases to the Base Price of the Airframe following execution of this Agreement as set out in any Specification Change Notice or MSCN applicable to the Airframe subsequent to the date of this Agreement in each case priced in [***] as revised to the date of the Delivery Date in accordance with the Seller Price Revision Formula; plus

(iii)	the Propulsion Systems Reference Price as adjusted to the Delivery Date of such Aircraft in accordance with Clause 4.2; plus

(iv)	the aggregate of all increases or decreases to the Propulsion Systems Reference Price as agreed in any Specification Change Notice applicable to the Propulsion Systems subsequent to the date of this Agreement as revised to the Delivery Date in accordance with Clause 4.2; plus

(v)	any other amount owed by the Buyer to the Seller pursuant to this Agreement and/or any other written agreement between the Buyer and Seller, [***].

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4 - PRICE REVISION

4.1	Seller Price Revision Formula

The Base Prices of the Airframe and of the SCNs are subject to adjustment up to and including the Delivery Date in accordance with the Seller Price Revision Formula.

4.2	Propulsion Systems Price Revision

4.2.1	The Reference Price is subject to adjustment up to and including the Delivery Date in accordance with the Propulsion Systems Price Revision Formula.

4.2.2	The Reference Price, the prices of any related equipment, the Propulsion Systems designation(s) and the Propulsion Systems Price Revision Formula are based on information that the Seller has received from the Propulsions Systems Manufacturer and are subject to amendment by the Propulsion Systems Manufacturer at any time prior to Delivery. If the Propulsion Systems Manufacturer makes any such amendment, the amendment shall be deemed to be incorporated into this Agreement and the Reference Price, the prices of the related equipment, the Propulsion Systems designation(s) and the Propulsion Systems Price Revision Formula shall be adjusted accordingly. The Seller agrees to notify the Buyer as soon as the Seller receives notice of any such amendment from the Propulsion Systems Manufacturer.

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5 - PAYMENT TERMS

5.1	Seller's Account

The Buyer shall pay the Predelivery Payments, the Balance of the Final Price and any other amount payable by the Buyer to the Seller under this Agreement in immediately available funds in United States dollars to:

[***]
or to such other account as may be designated by the Seller to the Buyer in writing no less than [***] before the date such payment is due.

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5.2	[***]

5.3	Predelivery Payments

5.3.1	Predelivery Payments are nonrefundable and shall be paid by the Buyer to the Seller for the Aircraft.

5.3.2	"Predelivery Payment Reference Price" means, with respect to an Aircraft to be delivered in calendar year T, the amount determined in accordance with the following formula:

[***]

5.3.3	The Buyer shall pay Predelivery Payments on the dates and in the amounts set forth below.

Payment Date		Percentage of Predelivery Payment Reference Price
[***]	[***]	[***]

If application of such schedule results in any Predelivery Payment falling due prior to the date of signature of the Agreement, such Predelivery Payments shall be made upon signature of this Agreement.

5.3.4	The Seller shall be entitled to hold and use any Predelivery Payment as absolute owner thereof and shall be under no obligation to segregate any Predelivery Payment, or any amount equal thereto, from the Seller's funds generally.

5.4	Payment of Balance of the Final Price of the Aircraft

Subject to Clause 9.4, on the date on which each Aircraft is Ready for Delivery, the Buyer shall pay to the Seller the Final Price of such Aircraft less the amount of Predelivery Payments that the Seller has previously received for such Aircraft (the "Balance of the Final Price").

The Seller's receipt of the full amount of all Predelivery Payments and of the Balance of the Final Price of the Aircraft, including any amounts due under Clause 5.8, is a condition precedent to the Seller's obligation to deliver such Aircraft to the Buyer.

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5.5	Taxes

[***]
5.6 Application of Payments
[***]

5.7	[***]

5.8	Overdue Payments

5.8.1	If any payment due to the Seller is not received by the Seller on the date when due, the Buyer shall pay to the Seller on demand [***].

5.9	Property Interest

Notwithstanding any provision of law to the contrary, the Buyer shall not, by virtue of anything contained in this Agreement (including, without limitation, payment of any [***] Predelivery Payments hereunder, or any designation or identification by the Seller of a particular aircraft as an Aircraft to which any provision of this Agreement refers) acquire any property, insurable or other interest whatsoever in any Aircraft before Delivery of and payment for such Aircraft, as provided in this Agreement.

5.10	Payment in Full

The Buyer's obligation to make payments to the Seller hereunder shall not be affected by and shall be determined without regard to any setoff, counterclaim, recoupment, defense or other right that the Buyer may have against the Seller or any other person and all such payments shall be made without deduction or withholding of any kind. The Buyer shall ensure that the sums received by the Seller under this Agreement shall be equal to the full amounts expressed to be due to the Seller hereunder, without deduction or withholding on account of and free from any and all Taxes as provided in Clause 5.5, except that if the Buyer is compelled by law to make any such deduction or withholding the Buyer shall pay such additional amounts to the Seller as may be necessary so that the net amount received by the Seller after such deduction or withholding shall equal the amounts that would have been received in the absence of such deduction or withholding.

[***]

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5.11	Other Charges

Unless expressly stipulated otherwise, any charges due under this Agreement other than those set out in Clauses 5.2, 5.3, 5.8 and 5.10 shall be paid by the Buyer at the same time as payment of the Balance of the Final Price or, if invoiced after Delivery, within [***] after the invoice date.

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6 - MANUFACTURE AND ASSEMBLY PROCEDURE - INSPECTION

6.1	[***]

6.2	Inspection

6.2.1
The Buyer or its duly authorized representatives (the "Buyer's Inspector(s)") shall be entitled to inspect the manufacture and assembly of the Airframe and all materials and parts obtained by the Seller for the manufacture and assembly of the Airframe (each an "Inspection") on the following terms and conditions;

(i)	any Inspection shall be conducted pursuant to the Seller's system of inspection and Airbus procedures, as developed under the supervision of the relevant Aviation Authority and disclosed in writing to the Buyer;

(ii)	the Buyer's Inspector(s) shall have access to such relevant technical data as is reasonably necessary for the purpose of the Inspection;

(iii)	any Inspection and any related discussions with the Seller and its personnel by the Buyer's Inspector(s) shall be at reasonable times during business hours and shall take place in the presence of the relevant inspection department personnel of the Seller;

(iv)	the Inspections shall be performed in a manner so as not to unduly delay or hinder the manufacture or assembly of the Aircraft, the performance of this Agreement by the Seller or any other work in progress at the Manufacture Facilities.

6.2.2	Location of Inspections

The Buyer's Inspector(s) may conduct Inspections at the relevant Manufacture Facility of the Seller or its Affiliates and where possible at the Manufacture Facilities of the sub-contractors provided that if access to any part of the Manufacture Facilities where the Airframe manufacture is in progress or materials or parts are stored are restricted for security or confidentiality reasons, the Seller shall be allowed reasonable time to make the relevant items available elsewhere.

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6.3	Seller's Service for Buyer's Inspector(s)

For the purpose of the Inspections, and starting from a mutually agreed date until the Delivery Date, the Seller shall furnish [***] suitable space and office equipment, including but not limited to suitable high speed internet access, in or conveniently located to the Delivery Location for the use by a reasonable number of Buyer's Inspector(s).

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7 - CERTIFICATION

Except as set forth in this Clause 7, the Seller shall not be required to obtain any certificate or approval with respect to the Aircraft.

7.1	Type Certification

The Aircraft has been or will be type certificated under EASA procedures for certification in the transport category. The Seller shall obtain or cause to be obtained an FAA type certificate (the "Type Certificate") to allow the issuance of the Export Certificate of Airworthiness upon Delivery.

7.2	Export Certificate of Airworthiness

Subject to the provisions of Clause 7.3, the Aircraft shall be delivered to the Buyer with an Export Certificate of Airworthiness and in a condition enabling the Buyer to obtain at the time of Delivery a Standard Airworthiness Certificate issued pursuant to Part 21 of the US Federal Aviation Regulations and a Certificate of Sanitary Construction issued by the U.S. Public Health Service of the Food and Drug Administration. [***]

7.3	Specification Changes before Aircraft Ready for Delivery

[***]

7.4	[***]

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8 - TECHNICAL ACCEPTANCE

8.1	Technical Acceptance Process

8.1.1
Prior to Delivery, the Aircraft shall undergo a technical acceptance process developed by the Seller, the purpose of which is for the Seller to demonstrate to the Buyer compliance with the delivery requirements for such Aircraft under this Agreement (the "Technical Acceptance Process"). [***]

8.1.2	The Technical Acceptance Process shall:

(i)	commence on a date notified by the Seller to the Buyer with no less than [***] advance notice,

(ii)	take place at the Delivery Location,

(iii)	be carried out by the personnel of the Seller, and

(iv)
include a technical acceptance flight that shall not exceed [***] unless additional time is necessary to complete the Technical Acceptance Process (including any additional test flights as may be required to complete the Technical Acceptance Process) (the "Technical Acceptance Flight").

8.2	Buyer's Attendance

8.2.1	Buyer's Inspectors shall be entitled to attend the Technical Acceptance Process.

8.2.2	If Buyer elects to attend the Technical Acceptance Process, the Buyer's Inspectors:

(i)	shall comply with the reasonable requirements of the Seller as advised to the Buyer, with the intention of completing the Technical Acceptance Process within [***], and

(ii)	may have a maximum of [***] of its representatives (no more than [***] of whom shall have access to the cockpit at any one time) accompany the Seller's representatives on the Technical Acceptance Flight, during which the Buyer's representatives shall comply with the instructions of the Seller's representatives.

8.2.3	If the Buyer does not attend (other than as a result of the Seller's failure to notify the Buyer as required by Clause 8.1.2(i)) or interferes with

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the Technical Acceptance Process, the Seller shall be entitled to complete the Technical Acceptance Process and the Buyer shall be deemed to have accepted that the Technical Acceptance Process has been satisfactorily completed, in all respects.

8.3	Certificate of Acceptance

When the Aircraft is Ready for Delivery, subject to Clause 9.4, the Buyer shall sign and deliver to the Seller a certificate of acceptance in respect of the Aircraft in the form set forth in Exhibit D (the "Certificate of Acceptance").

8.4 Finality of Acceptance

The Buyer's signature of the Certificate of Acceptance for the Aircraft shall constitute waiver by the Buyer of any right it may have, under the Uniform Commercial Code as adopted by the State of New York or otherwise, to revoke acceptance of the Aircraft for any reason, whether known or unknown to the Buyer at the time of acceptance.

8.5	Aircraft Utilization

[***]

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9 - DELIVERY

9.1	Delivery Schedule

9.1.1	Subject to Clauses 2, 7, 8, 10 and 18, the Seller shall have the Aircraft Ready for Delivery at the Delivery Location within the following quarters (each a "Scheduled Delivery Quarter"):

[***]

9.1.2	The scheduled delivery month ("Scheduled Delivery Month") of each Aircraft shall be notified in writing to the Buyer by the Seller no later than [***].

9.1.3	The Seller shall give the Buyer at least [***] advance written notice of the anticipated date on which the Aircraft shall be Ready for Delivery. Such notice shall also include the starting date and the planned schedule of the Technical Acceptance Process. Thereafter the Seller shall notify the Buyer of any change to such dates.

9.2	Delivery Process

9.2.1	The Buyer shall send the Buyer's Inspectors to the Delivery Location in order to take Delivery of the Aircraft on the date the Aircraft is Ready for Delivery, and remove the Aircraft from the Delivery Location within [***].

9.2.2
The Seller shall deliver and transfer title to the Aircraft to the Buyer free and clear of all Liens (except for any Liens or encumbrances created by or on behalf of the Buyer) provided that the Balance of the Final Price of such Aircraft and all other amounts stated to be due hereunder on the Delivery Date have been paid by the Buyer pursuant to Clause 5.4 and that the Certificate of Acceptance has been signed and delivered to the Seller pursuant to Clause 8.3. The Seller shall provide the Buyer with (a) a bill of sale in (i) the form set forth in Exhibit E-1, if the Delivery Location is in Mobile, Alabama and (ii) in the form set forth in Exhibit E-2, if the Delivery Location is in any place other than Mobile, Alabama (the "Bill of Sale"), and/or (b) such other documentation confirming transfer of title and receipt of the Final Contract Price as may reasonably be requested by the Buyer and (c) if Mobile, Alabama is the Delivery Location, a warranty from Airbus S.A.S in the form of Exhibit J. Title to, property in and risk of loss of or damage to the Aircraft shall pass to the Buyer contemporaneously with the delivery by the Seller to the Buyer of such Bill of Sale.

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9.2.3	If, when the Aircraft is Ready for Delivery, subject to 9.4, the Buyer fails to:

(i) deliver the signed Certificate of Acceptance to the Seller, or

(ii) pay the Balance of the Final Price of the Aircraft to the Seller and collect the Aircraft,

[***]

These rights of the Seller shall be in addition to the Seller's other rights and remedies under this Agreement.

If the Buyer fails to remove the Aircraft as required by Clause 9.2.1 then, without prejudice to the Seller's other rights under this Agreement or at law, the provisions of Clause 9.2.3(c) shall apply.

9.3	Flyaway

9.3.1	As applicable, the Buyer and the Seller shall cooperate to obtain any licenses that may be required by the Aviation Authority of the Delivery Location for the purpose of exporting the Aircraft.

9.3.2	[***] The Buyer shall make direct arrangements with the supplying companies for the fuel and oil required for all post-Delivery flights.

9.4	Delivery on the date on which an Aircraft is Ready for Delivery

[***]

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10 - EXCUSABLE DELAY AND TOTAL LOSS

10.1	Scope of Excusable Delay

[***]

10.2	Consequences of Excusable Delay

10.2.1 If an Excusable Delay occurs:

(i)	the Seller shall notify the Buyer of such Excusable Delay as soon as practicable after becoming aware of the same;

(ii)	the Seller shall not be responsible for any damages arising from or in connection with such Excusable Delay suffered or incurred by the Buyer;

(iii)	the Seller shall not be deemed to be in default in the performance of its obligations hereunder as a result of such Excusable Delay;

(iv)	the Seller shall as soon as practicable after the removal of the cause of such delay resume performance of its obligations under this Agreement and in particular shall notify the Buyer of the revised Scheduled Delivery Month.

10.3	Termination on Excusable Delay

10.3.1	[***], then either party may terminate this Agreement with respect to the affected Aircraft, by giving written notice to the other party [***]. However, the [***].

10.3.2	If the Seller advises the Buyer in its notice of a revised Scheduled Delivery Month pursuant to Clause 10.2.1(iv) that there shall be a delay in Delivery of an Aircraft of more than [***], then either party may terminate this Agreement with respect to the affected Aircraft. Termination shall be made by giving written notice to the other party within [***] after the Buyer's receipt of the notice of a revised Scheduled Delivery Month.

10.3.3	If this Agreement is not terminated under the terms of Clause 10.3.1 or 10.3.2, then the Seller shall be entitled to reschedule Delivery. The Seller shall notify the Buyer of the new Scheduled Delivery Month after the [***] referred to in Clause 10.3.1 or 10.3.2, and this new Scheduled Delivery Month shall be deemed to be an amendment to the applicable Scheduled Delivery Month in Clause 9.1.

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10.4	Total Loss, Destruction or Damage

If, prior to Delivery, any Aircraft is lost, destroyed or in the reasonable opinion of the Seller is damaged beyond economic repair ("Total Loss"), the Seller shall notify the Buyer to this effect within [***] of such occurrence. The Seller shall include in said notification (or as soon after the issue of the notice as such information becomes available to the Seller) the earliest date consistent with the Seller's other commitments and production capabilities that an aircraft to replace the Aircraft may be delivered to the Buyer and the Scheduled Delivery Month shall be extended as specified in the Seller's notice to accommodate the delivery of the replacement aircraft [***]:

Nothing herein shall require the Seller to manufacture and deliver a replacement aircraft if such manufacture would require the reactivation of its production line for the model or series of aircraft that includes the Aircraft.

10.5	Termination Rights Exclusive

If this Agreement is terminated as provided for under the terms of Clauses 10.3 or 10.4, such termination shall discharge all obligations and liabilities of the parties hereunder with respect to such affected Aircraft and undelivered material, services, data or other items applicable thereto and to be furnished under the Agreement.

10.6	Remedies

THIS CLAUSE 10 SETS FORTH THE SOLE AND EXCLUSIVE REMEDY OF THE BUYER FOR DELAYS IN DELIVERY OR FAILURE TO DELIVER, OTHER THAN SUCH DELAYS AS ARE COVERED BY CLAUSE 11, AND THE BUYER HEREBY WAIVES ALL RIGHTS TO WHICH IT WOULD OTHERWISE BE ENTITLED IN RESPECT THEREOF, INCLUDING, WITHOUT LIMITATION, ANY RIGHTS TO INCIDENTAL AND CONSEQUENTIAL DAMAGES OR SPECIFIC PERFORMANCE. THE BUYER SHALL NOT BE ENTITLED TO CLAIM THE REMEDIES AND RECEIVE THE BENEFITS PROVIDED IN THIS CLAUSE 10 WHERE THE DELAY REFERRED TO IN THIS CLAUSE 10 IS CAUSED BY THE NEGLIGENCE OR FAULT OF THE BUYER OR ITS REPRESENTATIVES.

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11 - NON-EXCUSABLE DELAY

11.1	[***]

11.2	Renegotiation

If, as a result of an Non-Excusable Delay, the Delivery does not occur within [***] the Buyer shall have the right, exercisable by written notice to the Seller given between [***], to require from the Seller a renegotiation of the Scheduled Delivery Month for the affected Aircraft. Unless otherwise agreed between the Seller and the Buyer during such renegotiation, the said renegotiation shall not prejudice the Buyer's right to receive [***] in accordance with Clause 11.1.

11.3	Termination

If, as a result of an Non-Excusable Delay, the Delivery does not occur within [***] and the parties have not renegotiated the Delivery Date pursuant to Clause 11.2, then both parties shall have the right exercisable by written notice to the other party, given between [***], to terminate this Agreement in respect of the affected Aircraft. In the event of termination, neither party shall have any claim against the other, except that the Seller shall pay to the Buyer any amounts due pursuant to Clause 11.1 and shall pay to the Buyer an amount equal to the Predelivery Payments received from the Buyer hereunder in respect of such affected Aircraft.

11.4	Remedies

THIS CLAUSE 11 SETS FORTH THE SOLE AND EXCLUSIVE REMEDY OF THE BUYER FOR DELAYS IN DELIVERY OR FAILURE TO DELIVER, OTHER THAN SUCH DELAYS AS ARE COVERED BY CLAUSE 10, AND THE BUYER HEREBY WAIVES ALL RIGHTS TO WHICH IT WOULD OTHERWISE BE ENTITLED IN RESPECT THEREOF, INCLUDING WITHOUT LIMITATION ANY RIGHTS TO INCIDENTAL AND CONSEQUENTIAL DAMAGES OR SPECIFIC PERFORMANCE. THE BUYER SHALL NOT BE ENTITLED TO CLAIM THE REMEDIES AND RECEIVE THE BENEFITS PROVIDED IN THIS CLAUSE 11 WHERE THE DELAY REFERRED TO IN THIS CLAUSE 11 IS CAUSED BY THE NEGLIGENCE OR FAULT OF THE BUYER OR ITS REPRESENTATIVES.

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12	WARRANTIES AND SERVICE LIFE POLICY

This Clause covers the terms and conditions of the warranty and service life policy.

12.1	Standard Warranty

12.1.1	Nature of Warranty

For the purpose of this Agreement the term "Warranted Part" shall mean any Seller proprietary component, equipment, accessory or part, which is installed on an Aircraft at Delivery thereof [***]

12.1.2	Exclusions

The warranties set forth in Clause 12.1.1 shall not apply to Buyer Furnished Equipment, nor to the Propulsion Systems, nor to any component, equipment, accessory or part installed on the Aircraft at Delivery that is not a Warranted Part [***]

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12.1.3	Warranty Period

The warranties set forth in Clauses 12.1.1 and 12.1.2 shall be limited to those defects that become apparent [***] (the "Warranty Period").

12.1.4	Limitations of Warranty

12.1.4.1	[***]

12.1.4.2
In the event of a defect covered by Clauses 12.1.1 (iii), 12.1.1 (iv) and 12.1.2 (ii) becoming apparent within the Warranty Period, the Seller shall also, if so requested by the Buyer in writing, correct such defect in any Aircraft which has not yet been delivered to the Buyer [***]

12.1.4.3	Cost of inspection

In addition to the remedies set forth in Clauses 12.1.4.1 and 12.1.4.2, [***]provided that

[***]

12.1.5	Warranty Claim Requirements

The Buyer's remedy and the Seller's obligation and liability under this Clause 12.1 with respect to any warranty claim submitted by the Buyer (each a "Warranty Claim") are subject to the following conditions:

(i)	the defect having become apparent within the Warranty Period;

(ii)	the Buyer having filed a warranty claim within [***] of discovering the defect;

(iii)	the Buyer having submitted to the Seller evidence reasonably satisfactory to the Seller that the claimed defect is due to a matter warranted under this Clause 12.1;

(iv)	the Seller having received a Warranty Claim substantially complying with the provisions of Clause 12.1.6 below.

12.1.6	Warranty Administration

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The warranties set forth in Clause 12.1 shall be administered as hereinafter provided.

12.1.6.1	Claim Determination

Determination as to whether any claimed defect in any Warranted Part is a valid Warranty Claim shall be made through the Seller's online claims tool as soon as it is determined by the Seller and shall be based upon [***].

12.1.6.2	Transportation Costs

The cost of transporting a Warranted Part claimed to be defective to and from the facilities designated by the Seller shall be borne [***].

12.1.6.3	Return of an Aircraft

If the Buyer and the Seller mutually agree, prior to such return, that it is necessary to return an Aircraft to the Seller for consideration of a Warranty Claim, [***].

12.1.6.4	On Aircraft Work by the Seller

If either (i) it is determined by both Parties that a defect subject to this Clause 12.1 justifies the dispatch by the Seller of a working team to the Aircraft to repair or correct such defect through the embodiment of one or several Seller's Service Bulletins at the Buyer's facilities, or (ii) if the Buyer returns an Aircraft to the Seller pursuant to Clause 12.1.6.3 in order for the Seller to perform or have performed such repair or correction, then the labor costs for such on-Aircraft work shall be borne[***].

In accordance with the forgoing, on-Aircraft work shall be accomplished when[***].

The Seller and the Buyer shall agree on a schedule and place for the on-Aircraft work to be performed.

12.1.6.5	Warranty Claim Substantiation

Each Warranty Claim filed by the Buyer under this Clause 12.1 shall contain at least the following data:

(a)	description of defect and action taken, if any,

(b)	date of incident and/or removal date,

(c)	description of Warranted Part claimed to be defective,

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(d)	part number,

(e)	serial number (if applicable),

(f)	position on Aircraft,

(g)	total flying hours or calendar time, as applicable, at the date of defect appearance,

(h)	time since last shop visit at the date of defect appearance,

(i)	Manufacturer Serial Number of the Aircraft and/or its registration,

(j)	Aircraft total flying hours and/or number of landings at the date of defect appearance,

(k)	Warranty Claim number,

(l)	date of Warranty Claim,

(m)	Delivery Date of Aircraft or Warranted Part to the Buyer,

Warranty Claims are to be addressed as follows:

AIRBUS
CUSTOMER SERVICES DIRECTORATE
WARRANTY ADMINISTRATION
2, rond-point Emile Dewoitine
B.P. 33
F 31700 BLAGNAC
FRANCE

12.1.6.6	Replacements

Replacements made pursuant to this Clause 12 shall be made as soon as reasonably practicable, but in any event within the lead time defined in the Airbus Spare Parts Price Catalog.

Title to and risk of loss of any Aircraft, component, accessory, equipment or part returned by the Buyer to the Seller shall at all times remain with the Buyer, except that:

(i)	when the Seller has custody, possession, or control of a returned Aircraft, component, accessory, equipment or part to which the Buyer has title, the Seller shall have such responsibility therefor as is chargeable by law to a bailee for hire, but the Seller shall not be liable for loss of use, and;

(ii)	title to and risk of loss of a returned component, accessory, equipment or part shall pass to the Seller upon shipment by the Seller to the Buyer of any item furnished by the Seller to the Buyer as a replacement therefor.

Upon the Seller's shipment to the Buyer of any replacement component, accessory, equipment or part provided by the Seller pursuant to this Clause

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12.1, title to and risk of loss of such replacement component, accessory, equipment or part shall pass to the Buyer.

Upon replacement, the components, equipment, accessories, or parts replaced thereby shall become the Seller's property.

12.1.6.7	Rejection

The Seller shall provide written substantiation reasonably acceptable to Buyer in case of rejection of a Warranty Claim. [***]

12.1.6.8	Inspection

The Seller shall have the right to inspect the affected Aircraft, documents and other records relating thereto in the event of any Warranty Claim under this Clause 12.1 as the same relates to the Warranty Claim.

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12.1.7	Inhouse Warranty

12.1.7.1	Seller's Authorization
The Seller hereby authorizes the Buyer to repair Warranted Parts ("Inhouse Warranty") subject to the terms of this Clause 12.1.7.

The Seller agrees that the Buyer may designate a third party facility to perform such repair on Warranted Parts.

12.1.7.2	Conditions for Seller's Authorization
The Buyer shall be entitled to repair such Warranted Parts:

- where the estimated cost of repair is in excess of [***], the Buyer shall notify the Seller Representative of its intention to perform Inhouse Warranty repairs before any such repairs are started. The Buyer's notification shall include sufficient detail regarding the defect, estimated labor hours and material to allow the Seller to ascertain the reasonableness of the estimate. The Seller agrees to use all reasonable efforts to ensure a prompt response and shall not unreasonably withhold or delay authorization.

- provided repairs are performed in accordance with the Seller's Technical Data or written instructions; and

- only to the extent specified by the Seller, or, in the absence of such specification, to the extent reasonably necessary to correct the defect, in accordance with the standards set forth in Clause 12.1.10.

12.1.7.3 Seller's Rights

The Seller shall have the right to require the return of any Warranted Part, or any part removed therefrom, which is claimed to be defective if, in the Seller's reasonable judgment, the nature of the claimed defect requires technical investigation. If a Warranted Part is returned for technical investigation, the related transportation costs shall be borne [***]. Furthermore, the Seller shall have the right to have a Seller Representative present during the disassembly, inspection and testing of any Warranted Part claimed to be defective, subject to such presence being practical and not materially delaying any such disassembly, inspection, and/or testing.

12.1.7.4	Inhouse Warranty Claim Substantiation

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Claims for Inhouse Warranty credit shall be filed within the time period set forth in 12.1.5 (ii) and shall contain the same information as that required for Warranty Claims under Clause 12.1.6.5 and in addition shall include:

(a)	a report of technical findings with respect to the defect,

(b)	for parts required to remedy the defect:
- part numbers,
- serial numbers (if applicable),
- parts description,
- quantity of parts,
- unit price of parts,
- related Seller's or third party's invoices (if applicable),
- total price of parts,

(c)	detailed number of labor hours,

(d)	Inhouse Warranty Labor Rate,

(e)	total claim value.

12.1.7.5	Credit

The Buyer's sole remedy and the Seller's sole obligation and liability with respect to Inhouse Warranty Claims shall be [***]

12.1.7.6	Limitation
[***] ("BER" or "Beyond Economic Repair"); provided that if the failure is such that the Warranted Part is BER, then the provisions of Clause 12.1.7.7 shall apply to such part.

12.1.7.7	Scrapped Material
The Buyer may, with the Seller Representative's consent (which consent shall not be unreasonably withheld, conditioned or delayed), scrap any such defective Warranted Parts that are BER and not required for technical evaluation.

If the Buyer does not obtain the agreement of the Seller's Representative to scrap a defective Warranted Part BER, then the Buyer shall retain such

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Warranted Part and any defective part removed from a Warranted Part during repair for a period of [***] of receipt of the Seller's request to that effect.

Scrapped Warranted Parts shall be evidenced by a record of scrapped material certified by an authorized representative of the Buyer and shall be kept in the Buyer's file for at least the duration of the applicable Warranty Period.

12.1.8	Standard Warranty in case of Pooling or Leasing Arrangements

Without prejudice to Clause 21.1, the warranties provided for in this Clause 12.1 for any Warranted Part shall accrue to the benefit of any airline in revenue service, other than the Buyer, if the Warranted Part enters into the possession of any such airline as a result of a pooling or leasing agreement between such airline and the Buyer, in accordance with the terms and subject to the limitations and exclusions of the foregoing warranties and to the extent permitted by any applicable law or regulations.

12.1.9	Warranty for Corrected, Replaced or Repaired Warranted Parts

Whenever any Warranted Part, which contains a defect for which the Seller is liable under Clause 12.1, has been corrected, replaced or repaired pursuant to the terms of this Clause 12.1, the period of the Seller's warranty with respect to such corrected, repaired or replacement Warranted Part, whichever the case may be, shall be [***].

If a defect is attributable to a defective repair or replacement by the Buyer, and such defective replacement or repair is not attributable solely to inaccuracies in written instructions or designs supplied by the Seller and followed by the Buyer, a Warranty Claim with respect to such defect shall be rejected, notwithstanding any subsequent correction or repair, and shall immediately terminate the remaining warranties under this Clause 12.1 in respect of the affected Warranted Part.

12.1.10	Accepted Industry Standard Practices Normal Wear and Tear

The Buyer's rights under this Clause 12.1 are subject to [***].

The Seller's liability under this Clause 12.1 shall not extend to normal wear and tear nor to:

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[***]

12.1.11	DISCLAIMER OF SELLER LIABILITY

[***]

12.2	Service Life Policy

12.2.1	In addition to the warranties set forth in Clause 12.1, the Seller further agrees that should a Failure occur in any Item (as these terms are defined hereinbelow) that has not suffered from an extrinsic force, then, subject to the general conditions and limitations set forth in Clause 12.2.4, the provisions of this Clause 12.2 shall apply.

For the purposes of this Clause 12.2:

(i)	"Item" means any item listed in Exhibit "F";

(ii)	"Failure" means [***].

12.2.2	Periods and Seller's Undertakings

Subject to the general conditions and limitations set forth in Clause 12.2.4, the Seller agrees that if a Failure occurs in an Item before the Aircraft in which such Item was originally installed has [***], the Seller shall, at its discretion and as promptly as practicable and with the Seller's financial participation as hereinafter provided, either :

- design and furnish to the Buyer a correction for such Item with a Failure and provide any parts required for such correction (including Seller designed standard parts but excluding industry standard parts), or

- replace such Item.

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12.2.3 Seller's Participation in the Costs

Subject to the general conditions and limitations set forth in Clause 12.2.4, any part or Item that the Seller is required to furnish to the Buyer under this Service Life Policy in connection with the correction or replacement of an Item shall be furnished to the Buyer at the Seller's then current sales price therefore, less the Seller's financial participation determined in accordance with the following formula:

[***]

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12.2.4	General Conditions and Limitations

12.2.4.1	The undertakings set forth in this Clause 12.2 shall be valid after the period of the Seller's warranty applicable to an Item under Clause 12.1.

12.2.4.2	The Buyer's remedies and the Seller's obligations and liabilities under this Service Life Policy are subject to compliance by the Buyer with the following conditions:

(i)	the Buyer shall maintain log books and other historical records with respect to each Item, adequate to enable the Seller to determine whether the alleged Failure is covered by this Service Life Policy and, if so, to define the portion of the costs [***];

(ii)	[***];

(iii)	the Buyer shall comply with the conditions of Clause 12.1.10;

(iv)	[***];

(v)	the Buyer shall report any breakage or defect in an Item in writing to the Seller within [***] after such breakage or defect becomes apparent to the Buyer, whether or not said breakage or defect can reasonably be expected to occur in any other aircraft, and the Buyer shall have provided to the Seller sufficient detail on the breakage or defect to enable the Seller acting reasonably to determine whether said breakage or defect is subject to this Service Life Policy.

12.2.4.3	Except as otherwise provided for in this Clause 12.2, any claim under this Service Life Policy shall be administered as provided for in, and shall be subject to the terms and conditions of, Clause 12.1.6.

12.2.4.4	In the event of the Seller having issued a modification applicable to an Aircraft, the purpose of which is to avoid a Failure, the Seller shall supply the necessary modification kit [***] that will be applicable to all operators subject to the same fleetwide coverage. If such a kit is so offered to the Buyer, then, to the extent of such Failure and any Failures that could ensue therefrom, the validity of the Seller's commitment under this Clause 12.2 shall be subject to the Buyer incorporating such modification in the relevant Aircraft, as promulgated by the Seller and in accordance with the Seller's instructions, within a reasonable time.

12.2.4.5	THIS SERVICE LIFE POLICY IS NEITHER A WARRANTY, PERFORMANCE GUARANTEE, NOR AN AGREEMENT TO MODIFY ANY AIRCRAFT OR AIRFRAME COMPONENTS TO CONFORM TO NEW DEVELOPMENTS OCCURRING IN THE STATE OF AIRFRAME DESIGN

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AND MANUFACTURING ART. THE SELLER'S OBLIGATION UNDER THIS CLAUSE 12.2 IS TO FURNISH ONLY THOSE CORRECTIONS TO THE ITEMS OR PROVIDE REPLACEMENTS THEREFOR AS PROVIDED FOR IN THIS CLAUSE 12.2. THE BUYER'S SOLE REMEDY AND RELIEF FOR THE NON-PERFORMANCE OF ANY OBLIGATION OR LIABILITY OF THE SELLER ARISING UNDER OR BY VIRTUE OF THIS SERVICE LIFE POLICY WILL BE [***]. WITHOUT LIMITING THE EXCLUSIVITY OF WARRANTIES AND GENERAL LIMITATIONS OF LIABILITY PROVISIONS SET FORTH IN CLAUSE 12.5, THE

BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL CLAIMS TO ANY FURTHER DIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES, INCLUDING LOSS OF PROFITS AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES, ARISING UNDER OR BY VIRTUE OF THIS SERVICE LIFE POLICY.

12.3	Supplier Warranties and Service Life Policies

Prior to or at Delivery of the first Aircraft, the Seller shall provide the Buyer, in accordance with the provisions of Clause 17, with the warranties and, where applicable, service life policies that the Seller has obtained for Supplier Parts pursuant to the Supplier Product Support Agreements.

12.3.1	Definitions

12.3.1.1	"Supplier" means any supplier of Supplier Parts.

12.3.1.2
"Supplier Part" means any component, equipment, accessory or part installed in an Aircraft at the time of Delivery thereof and for which there exists a Supplier Product Support Agreement. For the sake of clarity, Propulsion Systems and Buyer Furnished Equipment and other equipment selected by the Buyer to be supplied by suppliers with whom the Seller has no existing enforceable warranty agreements are not Supplier Parts.

12.3.1.3
"Supplier Product Support Agreements" means agreements between the Seller and Suppliers, as described in Clause 17.1.2, containing enforceable and transferable warranties and, in the case of landing gear suppliers, service life policies for selected structural landing gear elements.

12.3.2	Supplier's Default

12.3.2.1	In the event of any Supplier, under any standard warranty obtained by the Seller pursuant to Clause 12.3.1, defaulting in the performance of any material obligation with respect thereto and subject to the Buyer first using its reasonable efforts to enforce its rights under such standard warranty and (ii) the Buyer submitting in reasonable time to the Seller reasonable evidence that such default has occurred, [***].

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12.3.2.2	In the event of any Supplier, under any Supplier Service Life Policy obtained by the Seller pursuant to Clause 12.3.1, defaulting in the performance of any material obligation with respect thereto and subject to (i) the Buyer first using its reasonable efforts to enforce its rights under such Supplier Service Life Policy and (ii) the Buyer submitting in reasonable time to the Seller reasonable evidence that such default has occurred, [***].

12.3.2.3	At the Seller's request, the Buyer shall assign to the Seller, and the Seller shall be subrogated to, all of the Buyer's rights against the relevant Supplier with respect to and arising by reason of such default and shall provide reasonable assistance to enable the Seller to enforce the rights so assigned.

12.4	Interface Commitment

12.4.1	Interface Problem

If the Buyer experiences any technical problem in the operation of an Aircraft or its systems due to a malfunction, the cause of which, after due and reasonable investigation, is not readily identifiable by the Buyer but which the Buyer reasonably believes to be attributable to the design characteristics of one or more components of the Aircraft ("Interface Problem"), the Seller shall, if so requested by the Buyer, [***], promptly conduct or have conducted an investigation and analysis of such problem to determine, if possible, the cause or causes of the problem and to recommend such corrective action as may be feasible. The Buyer shall furnish to the Seller all data and information in the Buyer's possession relevant to the Interface Problem and shall cooperate with the Seller in the conduct of the Seller's investigations and such tests as may be required.

At the conclusion of such investigation, the Seller shall promptly advise the Buyer in writing of the Seller's opinion as to the cause or causes of the Interface Problem and the Seller's recommendations as to corrective action.

12.4.2	Seller's Responsibility

If the Seller determines, acting reasonably, that the Interface Problem is primarily attributable to the design of a Warranted Part, the Seller shall, if so requested by the Buyer and pursuant to the terms and conditions of Clause 12.1, correct the design of such Warranted Part to the extent of the Seller's obligation as defined in Clause 12.1.

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12.4.3	Supplier's Responsibility

If the Seller determines, acting reasonably, that the Interface Problem is primarily attributable to the design of any Supplier Part, the Seller shall, if so requested by the Buyer, reasonably assist the Buyer in processing any warranty claim the Buyer may have against the Supplier. Should the Supplier fail to address such Interface Problem in a manner reasonably satisfactory to Buyer, then the conditions of Clause 12.3.2 shall apply.

12.4.4	Joint Responsibility

If the Seller determines, acting reasonably, that the Interface Problem is attributable partially to the design of a Warranted Part and partially to the design of any Supplier Part, the Seller shall, if so requested by the Buyer, seek a solution to the Interface Problem through cooperative efforts of the Seller and any Supplier involved.

The Seller shall promptly advise the Buyer of such corrective action as may be proposed by the Seller and any such Supplier. Such proposal shall be consistent with any then existing obligations of the Seller hereunder and of any such Supplier towards the Buyer. [***]

12.4.5	General

12.4.5.1	All requests under this Clause 12.4 shall be directed to both the Seller and the affected Supplier.

12.4.5.2	Except as specifically set forth in this Clause 12.4, this Clause shall not be deemed to impose on the Seller any obligations not expressly set forth elsewhere in this Agreement.

12.4.5.3	All reports, recommendations, data and other documents furnished by the Seller to the Buyer pursuant to this Clause 12.4 shall be deemed to be delivered under this Agreement and shall be subject to the terms, covenants and conditions set forth in this Clause 12.

12.5	Exclusivity of Warranties
THIS CLAUSE 12 SETS FORTH THE EXCLUSIVE WARRANTIES, EXCLUSIVE LIABILITIES AND EXCLUSIVE OBLIGATIONS OF THE

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SELLER, AND THE EXCLUSIVE REMEDIES AVAILABLE TO THE BUYER, WHETHER UNDER THIS AGREEMENT OR OTHERWISE, ARISING FROM ANY DEFECT OR NONCONFORMITY OR PROBLEM OF ANY KIND IN ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART, SOFTWARE, DATA OR SERVICE DELIVERED BY THE SELLER UNDER THIS AGREEMENT.

THE BUYER RECOGNIZES THAT THE RIGHTS, WARRANTIES AND REMEDIES IN THIS CLAUSE 12 ARE ADEQUATE AND SUFFICIENT TO PROTECT THE BUYER FROM ANY DEFECT OR NONCONFORMITY OR PROBLEM OF ANY KIND IN THE GOODS AND SERVICES SUPPLIED UNDER THIS AGREEMENT. THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER WARRANTIES, OBLIGATIONS, GUARANTEES AND LIABILITIES OF THE SELLER AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER, WHETHER EXPRESS OR IMPLIED BY CONTRACT, TORT, OR STATUTORY LAW OR OTHERWISE, WITH RESPECT TO ANY NONCONFORMITY OR DEFECT OR PROBLEM OF ANY KIND IN ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART, SOFTWARE, DATA OR SERVICE DELIVERED BY THE SELLER UNDER THIS AGREEMENT, INCLUDING BUT NOT LIMITED TO:

(1)	ANY IMPLIED WARRANTY OF MERCHANTABILITY AND/OR FITNESS FOR ANY GENERAL OR PARTICULAR PURPOSE;

(2)	ANY IMPLIED OR EXPRESS WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;

(3)	ANY RIGHT, CLAIM OR REMEDY FOR BREACH OF CONTRACT;

(4)	ANY RIGHT, CLAIM OR REMEDY FOR TORT, UNDER ANY THEORY OF LIABILITY, HOWEVER ALLEGED, INCLUDING, BUT NOT LIMITED TO, ACTIONS AND/OR CLAIMS FOR NEGLIGENCE, GROSS NEGLIGENCE, INTENTIONAL ACTS, WILLFUL DISREGARD, IMPLIED WARRANTY, PRODUCT LIABILITY, STRICT LIABILITY OR FAILURE TO WARN;

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(5)	ANY RIGHT, CLAIM OR REMEDY ARISING UNDER THE UNIFORM COMMERCIAL CODE OR ANY OTHER STATE OR FEDERAL STATUTE;

(6)	ANY RIGHT, CLAIM OR REMEDY ARISING UNDER ANY REGULATIONS OR STANDARDS IMPOSED BY ANY INTERNATIONAL, NATIONAL, STATE OR LOCAL STATUTE OR AGENCY;

(7)	ANY RIGHT, CLAIM OR REMEDY TO RECOVER OR BE COMPENSATED FOR:

(a)	LOSS OF USE OR REPLACEMENT OF ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART PROVIDED UNDER THIS AGREEMENT;

(b)	LOSS OF, OR DAMAGE OF ANY KIND TO, ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART PROVIDED UNDER THIS AGREEMENT;

(c)	LOSS OF PROFITS AND/OR REVENUES;

(d)	ANY OTHER INCIDENTAL OR CONSEQUENTIAL DAMAGE.

THE WARRANTIES AND SERVICE LIFE POLICY PROVIDED BY THIS AGREEMENT SHALL NOT BE EXTENDED, ALTERED OR VARIED EXCEPT BY A WRITTEN INSTRUMENT SIGNED BY THE SELLER AND THE BUYER. IN THE EVENT THAT ANY PROVISION OF THIS CLAUSE 12 SHOULD FOR ANY REASON BE HELD UNLAWFUL, OR OTHERWISE UNENFORCEABLE, THE REMAINDER OF THIS CLAUSE 12 SHALL REMAIN IN FULL FORCE AND EFFECT.

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FOR THE PURPOSES OF THIS CLAUSE 12.5, THE "SELLER" SHALL BE UNDERSTOOD TO INCLUDE THE SELLER, ANY OF ITS SUPPLIERS, SUBCONTRACTORS, AND AFFILIATES.

12.6	Duplicate Remedies

The remedies provided to the Buyer under Clause 12.1 and Clause 12.2 as to any defect in respect of the Aircraft or any part thereof are mutually exclusive and not cumulative. The Buyer will be entitled to the remedy that provides the maximum benefit to it, as the Buyer may elect, pursuant to the terms and conditions of this Clause 12 for any particular defect for which remedies are provided under this Clause 12; provided, however, that the Buyer will not be entitled to elect a remedy under both Clause 12.1 and Clause 12.2 for the same defect. The Buyer's rights and remedies herein for the nonperformance of any obligations or liabilities of the Seller arising under these warranties will [***].

12.7	Negotiated Agreement

The Buyer specifically recognizes that:

(i)	the Specification has been agreed upon after careful consideration by the Buyer using its judgment as a professional operator of aircraft used in public transportation and as such is a professional within the same industry as the Seller;

(ii)	this Agreement, and in particular this Clause 12, has been the subject of discussion and negotiation and is fully understood by the Buyer; and

(iii)	the price of the Aircraft and the other mutual agreements of the Buyer set forth in this Agreement were arrived at in consideration of, inter alia, the provisions of this Clause 12, specifically including the waiver, release and renunciation by the Buyer set forth in Clause 12.5.

12.8	Disclosure to Third Party Entity

In the event of the Buyer intending to designate a third party entity (a "Third Party Entity") to administrate this Clause 12, the Buyer shall notify the Seller of such intention prior to any disclosure of this Clause to the selected Third Party Entity and shall cause such Third Party Entity to enter into a confidentiality agreement and or any other relevant documentation with the Seller solely for the purpose of administrating this Clause 12.

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12.9	Transferability

Without prejudice to Clause 21.1, the Buyer's rights under this Clause 12 may not be assigned, sold, transferred, novated or otherwise alienated by operation of law or otherwise, without the Seller's prior written consent, which shall not be unreasonably withheld and the Seller shall reasonably cooperate with the foregoing.

Any transfer in violation of this Clause 12.9 shall, as to the particular Aircraft involved, void the rights and warranties of the Buyer under this Clause 12 and any and all other warranties that might arise under or be implied in law.

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13	PATENT AND COPYRIGHT INDEMNITY

13.1	Indemnity

13.1.1	Subject to the provisions of Clause 13.2.3, the Seller shall indemnify, defend and hold harmless the Buyer from and against any damages, costs and/or expenses including legal costs (excluding damages, costs, expenses, loss of profits and other liabilities in respect of or resulting from loss of use of the Aircraft) resulting from any infringement or claim of infringement by the Airframe (or any part or software installed therein at Delivery) of:

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13.1.2	Clause 13.1.1 shall not apply to

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13.1.3	In the event that the Buyer, due to circumstances contemplated in Clause 13.1.1, is prevented from using the Aircraft (whether by a valid judgment of a court of competent jurisdiction or by a settlement arrived at between claimant, Seller and Buyer), the Seller shall at its discretion and expense either:

[***]

13.2	Administration of Patent and Copyright Indemnity Claims

13.2.1	If the Buyer receives a written claim or a suit is threatened or commenced against the Buyer for infringement of a patent or copyright referred to in Clause 13.1, the Buyer shall:

(i)	forthwith notify the Seller giving particulars thereof;

(ii)	furnish to the Seller all data, papers and records within the Buyer's control or possession relating to such patent or claim;

(iii)	refrain from admitting any liability or making any payment or assuming any expenses, damages, costs or royalties or otherwise acting in a manner prejudicial to the defense or denial of such suit or claim provided always that nothing in this sub-Clause (iii) shall prevent the Buyer from paying such sums as may be required in order to obtain the release of the Aircraft, provided such payment is accompanied by a denial of liability and is made without prejudice;

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(iv)	reasonably co-operate with, and render reasonable assistance to, the Seller [***], as may be pertinent to the defense or denial of the suit or claim;

(v)	reasonably act in such a way as to mitigate damages, costs and expenses and/or reduce the amount of royalties which may be payable.

13.2.2
The Seller shall be entitled either in its own name or on behalf of the Buyer to conduct negotiations with the party or parties alleging infringement and may assume and conduct the defense or settlement of any suit or claim in the manner which, in the Seller's opinion, it deems proper; provided that Seller shall upon Buyer's request keep Buyer reasonably informed on such matter and to the extent that there is a settlement obligation imposed on the Buyer which is not covered by the indemnification obligations of the Seller, then such obligation shall require the prior written approval of Buyer, not to be unreasonably witheld.

13.2.3	The Seller's liability hereunder shall be conditional upon the strict and timely compliance by the Buyer with the terms of this Clause and is in lieu of any other liability to the Buyer express or implied which the Seller might incur at law as a result of any infringement or claim of infringement of any patent or copyright.

THE INDEMNITY PROVIDED IN THIS CLAUSE 13 AND THE OBLIGATIONS AND LIABILITIES OF THE SELLER UNDER THIS CLAUSE 13 ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER INDEMNITIES, WARRANTIES, OBLIGATIONS, GUARANTEES AND LIABILITIES ON THE PART OF THE SELLER AND RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE (INCLUDING WITHOUT LIMITATION ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY ARISING FROM OR WITH RESPECT TO LOSS OF USE OR REVENUE OR CONSEQUENTIAL DAMAGES), WITH RESPECT TO ANY ACTUAL OR ALLEGED PATENT INFRINGEMENT OR THE LIKE BY ANY AIRFRAME, PART OR SOFTWARE INSTALLED THEREIN AT DELIVERY, OR THE USE OR SALE THEREOF, PROVIDED THAT, IN THE EVENT THAT ANY OF THE AFORESAID PROVISIONS SHOULD FOR ANY REASON BE HELD UNLAWFUL OR OTHERWISE INEFFECTIVE, THE REMAINDER OF THIS CLAUSE SHALL REMAIN IN FULL FORCE AND EFFECT. THIS INDEMNITY AGAINST PATENT AND

COPYRIGHT INFRINGEMENTS SHALL NOT BE EXTENDED, ALTERED OR VARIED EXCEPT BY A WRITTEN INSTRUMENT SIGNED BY THE SELLER AND THE BUYER.

14 OEM TECHNICAL DATA AND BUYER DATA

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14.1	The OEM Technical Data shall be supplied in the English language using the aeronautical terminology in common use. Range, type, format and delivery schedule of the OEM Technical Data to be provided under this Agreement are outlined in Exhibit G hereto.

14.2	Aircraft Identification for OEM Technical Data

14.2.1	The following OEM Technical Data can be customized to the Aircraft:

- Aircraft Maintenance Manual,
- Illustrated Parts Catalogue,
- Trouble Shooting Manual,
- Aircraft Wiring Manual,
- Aircraft Schematics Manual, and
- Aircraft Wiring Lists.

For such OEM Technical Data , the Buyer agrees to the allocation of fleet serial numbers ("Fleet Serial Numbers") in the form of block of numbers selected in the range from 001 to 999.

14.2.2	The sequence [***].

14.2.3	The Buyer shall indicate to the Seller the Fleet Serial Number allocated to each Aircraft corresponding to the delivery schedule set forth in Clause 9.1 [***]. Neither the designation of such Fleet Serial Numbers nor the subsequent allocation of the Fleet Serial Numbers to Manufacturer Serial Numbers for the purpose of producing certain customized OEM Technical Data shall constitute any property, insurable or other interest of the Buyer in any Aircraft prior to the Delivery of such Aircraft as provided for in this Agreement. To the extent that the Buyer provides Buyer Data for inclusion in the OEM Technical Data, such Buyer Data shall not change ownership by virtue of such inclusion and Clause 22.8 shall apply.

14.3	Integration of Equipment Data

14.3.1	Supplier Equipment

Information, including revisions, relating to Supplier equipment that is installed on the Aircraft at Delivery, or through Airbus Service Bulletins thereafter, shall be introduced into the customized OEM Technical Data to the extent necessary for understanding of the affected systems, [***].

14.3.2	Buyer Furnished Equipment

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14.3.2.1
The Seller shall introduce BFE data for Buyer Furnished Equipment that is installed on the Aircraft by the Seller ("BFE Data") into the customized OEM Technical Data, [***] to the Buyer for the initial issue of the OEM Technical Data provided at or before Delivery of the first Aircraft, provided such BFE Data is provided in accordance with the conditions set forth in Clauses 14.3.2.2 through 14.3.2.5 no such ref.

14.3.2.2	The Buyer shall supply, or shall cause the BFE Supplier(s) to supply on Buyer's behalf, BFE Data to the Seller [***].

14.3.2.3	The BFE Data shall be supplied in English and shall be established in compliance with the then applicable revision of [***], Information Standards for Aviation Maintenance.

14.3.2.4	The BFE Data shall be delivered in digital format and/or in Portable Document Format (PDF), as agreed between the Buyer and the Seller.

14.3.2.5	All costs related to the delivery to the Seller of the applicable BFE Data shall be [***]

14.4	Supply

14.4.1	OEM Technical Data shall be supplied on-line and/or off-line, as set forth in Exhibit G hereto.

14.4.2	[***]

14.4.3	Delivery

14.4.3.1	For OEM Technical Data provided off-line, such OEM Technical Data and corresponding revisions shall be sent to up to two (2) addresses as indicated by the Buyer.

14.4.3.2	OEM Technical Data provided off-line shall be delivered by the Seller at the Buyer's named place of destination under DAP conditions. The term Delivered At Place (DAP) is defined in the Incoterms 2010 publication issued by the International Chamber of Commerce.

14.4.3.3	The OEM Technical Data shall be delivered according to a mutually agreed schedule to correspond with the Deliveries of Aircraft. The Buyer shall provide no less than [***] when requesting a change to such delivery schedule.

14.4.4	It shall be the responsibility of the Buyer to coordinate and satisfy local Aviation Authorities' requirements with respect to OEM Technical Data.

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Reasonable quantities of such OEM Technical Data shall be supplied by the Seller [***] at the Buyer's named place of destination.

Notwithstanding the foregoing, and in agreement with the relevant Aviation Authorities, preference shall be given to the on-line access to such Buyer Technical Data through the Airbus customer portal "AirbusWorld".

14.5	Revision Service

For each Aircraft purchased under this Agreement, revision service for the OEM Technical Data shall be provided [***] (each a "Revision Service Period").

Thereafter revision service shall be provided [***].

14.6	Service Bulletins (SB) Incorporation

During any Revision Service Period and upon the Buyer's request, which shall be made within [***], Seller Service Bulletin information shall be incorporated into the OEM Technical Data, provided that the Buyer notifies the Seller through the relevant AirbusWorld on-line Service Bulletin Reporting application that it intends to accomplish such Service Bulletin, after which post Service Bulletin status shall be shown.

14.7	OEM Technical Data Familiarization

Upon request by the Buyer, the Seller shall provide [***] of OEM Technical Data familiarization training [***] at the Seller's or the Buyer's facilities. The basic familiarization course is tailored for maintenance and engineering personnel.

14.8	Customer Originated Changes (COC)

If the Buyer wishes to introduce Buyer Data, including BFE Data after the initial issue of the OEM Technical Data, (hereinafter "COC Data") into any of the customized OEM Technical Data that are identified as eligible for such incorporation in the Seller's then current Customer Services Catalog, the Buyer shall notify the Seller of such intention.

The incorporation of any COC Data shall be performed under the methods and tools for achieving such introduction and the conditions specified in the Seller's then current Customer Services Catalog.

14.9	AirN@v Family products

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14.9.1	The OEM Technical Data listed below are provided on DVD and include integrated software (hereinafter together referred to as "AirN@v Family").

14.9.2	The AirN@v Family covers several OEM Technical Data domains, reflected by the following AirN@v Family products:

- AirN@v / Maintenance,
- AirN@v / Planning,
- AirN@v / Repair,
- AirN@v / Workshop,
- AirN@v / Associated Data,
- AirN@v / Engineering.

14.9.3	AirN@v Family integrated software is subject to Part 1 of Exhibit I to the Agreement (the "End-User License Agreement for Airbus Software").

14.9.4	The revision service and the license to use AirN@v Family products shall be granted [***]. At the end of such Revision Service Period, the yearly revision service for AirN@v Family products [***] shall be provided to the Buyer [***].

14.10	On-Line Technical Data

14.10.1	The OEM Technical Data provided on-line shall be made available to the Buyer through the Airbus customer portal AirbusWorld ("AirbusWorld").

14.10.2	The list of the OEM Technical Data provided on-line may be extended from time to time.

For any OEM Technical Data which is or becomes available on-line, the Seller reserves the right to eliminate other formats.

14.10.3	Access to the AirbusWorld portal shall be [***] of the Buyer's users (including two (2) Buyer's Administrators for the OEM Technical Data related to the Aircraft that are operated by the Buyer.

14.10.4	OEM Technical Data accessed through AirbusWorld portal are at all times subject to the conditions of this Clause 14.

14.11	Waiver, Release and Renunciation

The Seller warrants that it has sufficient rights in the OEM Technical Data to provide Buyer the rights granted to Buyer under this Agreement and that the OEM Technical Data are prepared in accordance with the state of art at the date of their development. Should any OEM Technical Data prepared by the Seller contain a non-conformity or defect, the sole and exclusive

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liability of the Seller shall be to take all reasonable and proper steps to correct such OEM Technical Data. Irrespective of any other provisions herein, no warranties of any kind shall be given for the COC Data and Buyer Data.

THE WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE SELLER (AS DEFINED BELOW FOR THE PURPOSES OF THIS CLAUSE) AND REMEDIES OF THE BUYER SET FORTH IN THIS CLAUSE 14 ARE [***]

14.12	Proprietary Rights

14.12.1	All proprietary rights relating to OEM Technical Data, including but not limited to patent, design and copyrights, shall remain with the Seller and/or its Affiliates, as the case may be.

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14.12.2	The supply of the OEM Technical Data by Seller shall not be construed as any right for the Buyer to design or manufacture any aircraft or part thereof or any spare part.

14.13	Performance Engineer's Program

14.13.1
In addition to the OEM Technical Data, the Seller shall provide to the Buyer Software Services, which shall consist of the Performance Engineer's Programs ("PEP") for the Aircraft type covered under this Agreement. Such PEP is composed of software components and databases, and its use is subject to the End-User License Agreement for Airbus Software (as set forth in Exhibit I to the Agreement).

14.13.2	Use of the PEP shall be limited to [***] to be used on the Buyer's computers for the purpose of computing performance engineering data. The PEP is intended for use on ground only and shall not be placed or installed on board the Aircraft.

14.13.3	The license to use the PEP and the revision service shall be provided [***]. At the end of such Revision Service Period, the PEP shall be provided to the Buyer [***].

14.14	Future Developments

The Seller continuously monitors technological developments and applies them to OEM Technical Data, document and information systems' functionalities, production and methods of transmission.

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The Seller shall make such new developments available at [***] for Buyer's use, [***] and of the date by which the same shall be implemented by the Seller among users of the Seller's Airframes generally.

14.15	Confidentiality

14.15.1	This Clause 14, the OEM Technical Data, the Software Services and their content are designated as confidential. All such OEM Technical Data and Software Services are provided to the Buyer for the sole use of the Buyer who undertakes not to disclose the contents thereof to any third party without the prior written consent of the Seller, except as permitted herein or therein pursuant to any government or legal requirement imposed upon the Buyer. The OEM Technical Data shall be deemed "Confidential Information" under Clause 22.8 of the Agreement.

14.15.2	[***]

14.15.3	[***]

14.15.4	[***]

14.16	Transferability

Without prejudice to Clause 21.1, the Buyer's rights under this Clause 14 may not be assigned, sold, transferred, novated or otherwise alienated by operation of law or otherwise, without the Seller's prior written consent except as provided in the End User License for Airbus Software (as set forth in Exhibit I to the Agreement).

Any transfer in violation of this Clause 14.16 shall, as to the particular Aircraft involved, void the rights and warranties of the Buyer under this Clause 14 and any and all other warranties that might arise under or be implied in law.

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14.17	[***]

15	SELLER REPRESENTATIVE SERVICES

The Seller shall provide [***] to the Buyer the services of Seller Representatives, as described in this Clause 15.

15.1	Seller Representatives

The Seller shall provide to the Buyer the services of Seller customer support representatives (each a "Seller Representative"), for a total of:

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Except as otherwise mutually agreed between the Parties, the number of such Seller Representatives shall not exceed [***].

It is agreed and understood by the Buyer that the above allocation includes the statutory vacation period of the Seller Representatives, during which the Buyer shall have access to the services set out in Clause 15.3.

Each Seller Representative, or any other employee of the Seller providing services to the Buyer hereunder, shall be acting in an advisory capacity only and shall at no time be deemed to be an employee or agent of the Buyer, either directly or indirectly.

15.2	Location

The Seller shall provide to the Buyer the services of Seller Representatives, at the Buyer's facilities or such other locations as the Parties may agree from time to time, for the duration defined in Clause 15.1.

15.3	Availability

15.3.1	The Parties acknowledge and agree that during the period defined in Clause 15.1, each Seller Representative may provide support to airlines other than the Buyer.

15.3.2	If, at the end of the Seller Representative's assignment, as set out in Clause 15.1, the Buyer needs technical assistance in an AOG situation, the Buyer shall have [***] access to:

1)	AIRTAC (Airbus Technical AOG Centre); and

2)	the network of Seller Representatives of the Seller closest to the Buyer's main base, the contacts of which shall be provided to the Buyer.

15.4	Buyer's Support at the Buyer's facilities

If the Parties have agreed as per 15.2 on one or more Seller Representative(s) being based at the Buyer's facilities for all or part of the man-months set out in Clause 15.1, in consideration of which the conditions of this Clause 15.4 shall apply.

15.4.1	From the date of arrival of the first Seller Representative at the Buyer's facilities and for as long as [***], the Buyer shall provide [***] suitable lockable office for the use of the Seller Representative(s), conveniently located with respect to the Buyer's maintenance facilities, with complete

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office furniture and equipment including telephone and internet connections. All related communication costs shall be [***] of all relevant justifications[***].

15.4.2	If the Buyer requests any Seller Representative to travel on business to a city other than his/her usual place of assignment, [***].

15.4.3	The Buyer shall assist the Seller's obtaining [***].

15.5	Withdrawal of the Seller Representative

The Seller shall have the right upon written notice to the Buyer to withdraw its assigned Seller Representatives as it sees fit if and for the duration that conditions exist that are, in the Seller's reasonable opinion, dangerous to their safety or health or prevent them from fulfilling their tasks.

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16	TRAINING SUPPORT AND SERVICES

16.1	General
This Clause 16 sets out the terms and conditions for the supply by the Seller to the Buyer's personnel of training support and services to support the operation of the Aircraft.

16.1.1	The Seller shall provide to the Buyer[***] the training allowances set out in Appendix A to this Agreement.

The training courses conducted pursuant to this Agreement are not "Ab Initio Training Courses" and shall be as described in the CSC current at the time of performance of such training courses.

Training courses shall be conducted in English, using training aids written in English and using common aeronautical terminology.

16.1.2	The Parties shall mutually agree on the scheduling of training courses during a training conference (the "Training Conference") which shall be held, to the extent possible [***].

16.2	Training Location

16.2.1	The Seller shall:

1)	provide training at one of its training centres [***] (each a "Seller Training Centre"), or

2)
if the unavailability of facilities or scheduling difficulties make training by the Seller at any Seller Training Centre impractical, ensure that the Buyer is provided with such training at another location selected by the Seller (each a "Seller Chosen Training Location"),

(individually or collectively a "Training Centre").

16.2.2
Upon the Buyer's request, the Seller may provide training at locations other than a Training Centre, including one of the Buyer's bases (each a "Buyer Chosen Training Location"), under terms and conditions to be agreed upon but subject to the provisions of Clause 16.5.

16.2.3	If the Buyer requests an Airbus training course to be conducted at a Buyer Chosen Training Location, the Buyer shall ensure that the training facilities at such location are suitably equipped with the adapted classroom space and equipment for such training. The Buyer shall to this effect provide all

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necessary access and information with respect to such training facilities to the representatives of the Seller and the competent Aviation Authority.

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16.3 Training Courses

16.3.1	With respect to training courses performed under this Agreement:

1)	for the duration of the training course at a Training Centre, the Seller shall make available to the trainees all necessary training media and training equipment; for the avoidance of doubt, such training equipment shall not include aircraft;

training material and equipment necessary for course performance at a Buyer Chosen Training Location shall be provided by the Buyer [***] in accordance with the Seller's indications and requirements;

the Seller may however, upon the Buyer's request, provide the training material and equipment necessary for such course's performance [***];

2)	the equipment and curricula used for the training of flight, cabin and maintenance personnel shall not be fully customized but shall be configured as necessary to obtain the relevant Aviation Authority's approval;

3)	trainee documentation shall be made available to the trainees for the duration of the training course only, for the sole purpose of training, shall remain the property of the Seller and shall be returned to the Seller at the end of any training course;

4)	at the end of each training course provided at a Training Centre each trainee shall receive either an attestation, indicating that the trainee has attended such course, or a certificate of course completion indicating the outcome of the relevant evaluation at the end of such training, as applicable. No such certificate or attestation shall represent authority or qualification by any Aviation Authority but may be presented to an Aviation Authority by the recipient in order to obtain relevant formal qualification;

5)	when a training course is provided at a Seller Chosen Training Location, the Seller shall communicate to the Buyer the terms and conditions applicable to such training at the time it is offered.

16.3.2	Exchange of Training Courses

The Buyer may exchange any available training allowances set out in Appendix A against any training course set out in the Seller's "Training Course Exchange Matrix" current at the time of the request. Should the Buyer requests an exchange that is not contemplated under the Training

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Course Exchange Matrix, the Seller may agree to such swap subject to the terms and conditions set out in the CSC current at the time of the request.

16.3.3	Timing of Requests, Rescheduling and Cancellation of Training Courses

Further to the Training Conference, the Seller shall issue a training proposal to the Buyer (the "Training Conference Proposal").

With respect to any training request made outside of the Training Conference or any training exchange request made under Clause 16.3.2, the Buyer shall submit the request at the latest [***] prior to the desired course start date and the Seller shall, subject to its commercial and planning constraints, issue to the Buyer a proposal with the earliest available training schedule (each a "Training Proposal").

The Buyer shall provide a written notification of its acceptance of the Training Conference Proposal or the Training Proposal, as applicable, within[***] of receipt thereof (or such longer period as may be accepted in writing by the Seller), after which the Buyer shall be deemed to have refused such proposal.

Without prejudice to the foregoing, the Buyer may [***] cancel or reschedule, fully or partially, any confirmed training course irrespective of its location, subject to a minimum advance notification of at least [***] prior to the start of the relevant training course.

After such deadline, if the Buyer gives notice to the Seller:

[***]

If a training course becomes available less than [***], the Seller may issue a Training Proposal to the Buyer and the Buyer shall confirm in writing its acceptance of such course within [***], subject to the provisions of this Clause 16.3.3.

The above cancellation or rescheduling fee shall be applied through deduction from the training allowance set out in Appendix A or invoicing at the Seller's then applicable price.

16.3.4	All training allowances indicated in Appendix A hereto are the total allowances granted for the entire fleet of Aircraft, unless otherwise specified herein. Should this Agreement be terminated with respect to any or all Aircraft

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then, in addition to any other rights and remedies available to it under the Agreement or at law, the Seller shall be entitled, on a prorata basis:

[***]

16.3.5	If the Buyer does not use any or all of the training allowances provided pursuant to this Clause 16 within the timeframe set out in Appendix A [***].

16.4	Prerequisites and Conditions

16.4.1	The Buyer shall be responsible for ensuring that the trainees registered on a training course have the prerequisite knowledge and experience specified for such course in the CSC.

16.4.2	At the time of booking of a training course, and in no event later than [***] prior to each course, the Buyer shall provide the Seller with a list of the trainees for each course, together with evidence of the qualification, proficiency and professional experience of each trainee and such other information as the Seller may request.

If the Seller determines:

-	prior to the start of a course, that a trainee does not meet the prerequisites set out in the CSC; or

-	at any time during a training course, that a trainee lacks the required level,

such trainee shall be withdrawn from such course.

Without prejudice to the above and with the aim of reintegrating the trainee into the course from which he was withdrawn, the Parties shall discuss the possibility of directing the trainee to an intermediate level training module or such other training as may be required, [***].

16.4.3	The Seller does in no case warrant and shall not be held liable for any trainee's performance as a result of any training provided hereunder. For the purposes of this Clause 16.4.3, the "Seller" shall be understood to include the Seller, any of its suppliers and subcontractors, its Affiliates and any of their respective insurers.

16.5	Logistics

16.5.1	Travel and living expenses for the Buyer's trainees shall be borne [***].

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The Buyer shall obtain all necessary authorizations, permits and visas necessary for its trainees to attend the training courses to be provided hereunder. Rescheduling or cancellation of training courses due to the Buyer's failure to obtain any such authorizations, permits and visas shall be subject to the provisions of Clauses 16.3.3.

16.5.2	For any training provided by the Seller at a Buyer Chosen Training Location and for each Instructor providing support under this Clause 16 [***].

16.5.3	The Seller shall not be liable to the Buyer for any delay or cancellation in the performance of any training outside of the Seller's Training Centers arising as a result of the transportation of the Seller's personnel.

16.6	Conditions Specific to Certain Training

16.6.1	Flight Support
If, during any period during which a Seller pilot Instructor is performing flight crew line initial operating experience at the Buyer Chosen Training Location, the Buyer wishes any such Instructor to perform any other flight support (such as but not limited to line assistance, demonstration flight(s), ferry flight(s)), it is understood that:

1)	any such flight support shall be subject to the Seller's prior consent;

2)	such Instructors shall only perform the above flight support to the extent they bear the relevant qualifications to do so; and

3)	such flight(s) shall be deducted from the remaining allowance set out in Appendix A hereto.

16.6.2	Provision of Aircraft

During any and all on-Aircraft training (whether flight or maintenance training) to be performed pursuant to this Clause 16, the Buyer shall provide [***]an aircraft it owns or operates for the performance of such training. [***]

16.6.3	Validation of Licenses

The Buyer shall assist the Seller in obtaining the validation of the licenses of the Seller's pilot Instructors performing base flight training or flight crew line initial operating experience by the Aviation Authority of the country of registration of the aircraft on which the training is to be performed.

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16.7	Transferability

The Buyer's rights under this Clause 16 may not be assigned, sold, transferred, novated or otherwise alienated by operation of law or otherwise, without the Seller's prior written consent.

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APPENDIX "A" TO CLAUSE 16

[***]

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17 - EQUIPMENT SUPPLIER PRODUCT SUPPORT

17.1	Equipment Supplier Product Support Agreements

17.1.1	The Seller has obtained enforceable and transferable product support agreements from Suppliers of Supplier Parts. The Seller will [***] to the Buyer transfer to the Buyer the Supplier Product Support Agreements, the benefit of which is hereby accepted by the Buyer. Said agreements become enforceable as soon as and for as long as an operator is identified as an Airbus aircraft operator.

17.1.2	These agreements are based on the "World Airlines Suppliers Guide", are made available online to the Buyer through AirbusWorld, and include Supplier commitments as contained in the Supplier Product Support Agreements which include the following provisions:

17.1.2.1	Technical data and manuals required to operate, maintain, service and overhaul the Supplier Parts shall be prepared in accordance with the applicable provisions of ATA Specification including revision service and be published in the English language. The Seller shall recommend that a software user guide, where applicable, be supplied in the form of an appendix to the Component Maintenance Manual. Such data shall be provided in compliance with the applicable ATA Specification;

17.1.2.2	Warranties and guarantees, including standard warranties. In addition, landing gear Suppliers shall provide service life policies for selected structural landing gear elements;

17.1.2.3	Training to ensure efficient operation, maintenance and overhaul of the Supplier Parts for the Buyer's instructors, shop and line service personnel;

17.1.2.4	Spares data in compliance with [***], initial provisioning recommendations, spare parts and logistic service including routine and expedite deliveries;

17.1.2.5	Technical service to assist the Buyer with maintenance, overhaul, repair, operation and inspection of Supplier Parts as well as required tooling and spares provisioning.

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17.2	Supplier Compliance

The Seller shall monitor Suppliers' compliance with support commitments defined in the Supplier Product Support Agreements and shall, if necessary, jointly take remedial action with the Buyer.

17.3	Nothing in this Clause 17 shall be construed to prevent or limit the Buyer from entering into direct negotiations with a Supplier with respect to different or additional terms and conditions applicable to Suppliers Parts selected by the Buyer to be installed on the Aircraft.

17.4	Familiarization Training

Upon the Buyer's request, the Seller shall provide [***] the Buyer with Supplier Product Support Agreements familiarization training at the Seller's facilities in Blagnac, France. An on-line training module shall be further available through AirbusWorld.

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18 - BUYER FURNISHED EQUIPMENT

18.1	Administration

18.1.1.1
In accordance with the Specification, the Seller shall install those items of equipment that are identified in the Specification as being furnished by the Buyer ("Buyer Furnished Equipment" or "BFE"), provided that the BFE and the supplier of such BFE (the "BFE Supplier") are referred to in the Airbus BFE Product Catalog valid at the time the BFE Supplier is selected.

18.1.1.2
Notwithstanding the foregoing and without prejudice to Clause 2.4, if the Buyer wishes to install BFE manufactured by a supplier who is not referred to in the Airbus BFE Product Catalog, the Buyer shall so inform the Seller and the Seller shall conduct a feasibility study of the Buyer's request, in order to consider approving such supplier, provided that such request is compatible with the Seller's industrial planning and the associated Scheduled Delivery Month for the Buyer's Aircraft. In addition, it is a prerequisite to such approval that the considered supplier be qualified by the Seller's Aviation Authorities to produce equipment for installation on civil aircraft. [***] The Buyer shall cause any BFE supplier approved under this Clause 18.1.1.2 (each an "Approved BFE Supplier") to comply with the conditions set forth in this Clause 18 and specifically Clause 18.2.

Except for the specific purposes of this Clause 18.1.1.2, the term "BFE Supplier" shall be deemed to include Approved BFE Suppliers.

18.1.2.1
The Seller shall advise the Buyer of the dates by which, in the planned release of engineering for the Aircraft, the Seller requires a written detailed engineering definition encompassing a Declaration of Design and Performance (the "BFE Engineering Definition"). The Seller shall provide to the Buyer and/or the BFE Supplier(s), within an appropriate timeframe, the necessary interface documentation to enable the development of the BFE Engineering Definition.

The BFE Engineering Definition shall include the description of the dimensions and weight of BFE, the information related to its certification and the information necessary for the installation and operation thereof, including when applicable 3D models compatible with the Seller's systems. The Buyer shall furnish, or cause the BFE Suppliers to furnish, the BFE Engineering Definition by the dates specified.

Thereafter, the BFE Engineering Definition shall not be revised, except through an SCN executed in accordance with Clause 2.

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18.1.2.2	The Seller shall also provide to the Buyer, sufficiently in advance to meet customary BFE leadtimes, a schedule of dates and the shipping addresses for delivery of the BFE and, where requested by the Seller, additional spare BFE to permit installation in the Aircraft and Delivery of the Aircraft in accordance with the Aircraft delivery schedule. The Buyer shall provide, or cause the BFE Suppliers to provide, the BFE by such dates in a serviceable condition, in order to allow performance of any assembly, installation, test or acceptance process in accordance with the Seller's industrial schedule. In order to facilitate the follow-up of the timely receipt of BFE, the Buyer shall, upon the Seller's request, provide to the Seller dates and references of all BFE purchase orders placed by the Buyer.

The Buyer shall also provide, when requested by the Seller, at the applicable Delivery Location, adequate field service including support from BFE Suppliers to act in a technical advisory capacity to the Seller in the installation, calibration and possible repair of any BFE.

18.1.3	Without prejudice to the Buyer's obligations hereunder, in order to facilitate the development of the BFE Engineering Definition, the Seller shall organize meetings between the Buyer and BFE Suppliers. The Buyer hereby agrees to participate in such meetings and to provide adequate technical and engineering expertise to reach decisions within the defined timeframe.

In addition, throughout the development phase and up to Delivery of the Aircraft to the Buyer, the Buyer agrees:

▪	to monitor the BFE Suppliers and [***] including but not limited to those set forth in the Customization Milestone Chart;

▪	that, should a timeframe, quality or other type of risk be identified at a given BFE Supplier, [***];

▪
for major BFE, including, but not being limited to, seats, galleys and IFE ("Major BFE") to participate on a mandatory basis in the specific meetings that take place between BFE Supplier selection and BFE delivery, namely:

o	Preliminary Design Review ("PDR"),

o	Critical Design Review ("CDR");

▪
to attend the First Article Inspection ("FAI") for the first shipset of all Major BFE. Should the Buyer not attend such FAI, the Buyer shall delegate the FAI to the BFE Supplier and confirmation thereof shall be supplied to the Seller in writing;

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▪
to attend the Source Inspection ("SI") that takes place at the BFE Supplier's premises prior to shipping, for each shipset of all Major BFE. Should the Buyer not attend such SI, the Buyer shall delegate the SI to the BFE Supplier and confirmation thereof shall be brought to the Seller in writing. [***]

The Seller shall be entitled to attend the PDR, the CDR and the FAI. In doing so, the Seller's employees shall be acting in an advisory capacity only and at no time shall they be deemed to be acting as Buyer's employees or agents, either directly or indirectly.

18.1.4	The BFE shall be imported into the location of final assembly of the Aircraft at the following addresses, as applicable:

AIRBUS OPERATIONS S.A.S.
316 Route de Bayonne
31300 TOULOUSE
FRANCE

or

AIRBUS OPERATIONS GmbH
Kreetslag 10
21129 HAMBURG
GERMANY

or

AIRBUS LOGISTICS CENTER
320 Airbus Way
Mobile AL 36615

USA

or such other location as may be specified in writing by the Seller.

18.1.4.2	BFE delivered to [***] and imported under a suspensive customs system ("Régime de l'entrepôt douanier ou régime de perfectionnement actif " or "Zollverschluss") without application of any [***] or customs duty. [***]

18.2	Applicable Requirements

[***]

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The Seller shall be entitled to refuse any item of BFE that is incompatible, as determined by the Seller, with the Specification, the BFE Engineering Definition or the certification requirements for installation on the Aircraft and Seller shall promptly notify Buyer of the same.

[***]

18.3 Buyer's Obligation and Seller's Remedies

18.3.1	Any delay or failure by the Buyer or the BFE Suppliers in:

▪	complying with the foregoing warranty or in providing the BFE Engineering Definition or field service mentioned in Clause 18.1.2.2, or

▪	furnishing the BFE in a serviceable condition at the requested delivery date, or

▪	obtaining any required approval for such BFE equipment under the above mentioned Aviation Authorities' regulations,

may delay the performance of any act to be performed by the Seller, including Delivery of the Aircraft [***].

18.3.2	In addition, in the event of any delay or failure mentioned in 18.3.1 above, the Seller may:

[***]

18.4	Title and Risk of Loss

[***]

18.5 Disposition of BFE Following Termination
[***]

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19 - INDEMNITIES AND INSURANCE

19.1	Seller's Indemnities

The Seller shall, except in the case of gross negligence or willful misconduct of the Buyer, its directors, officers, agents and/or employees, be solely liable for and shall indemnify and hold the Buyer, its Affiliates and each of their respective shareholders, members (if the Buyer or if its Affiliate is a limited liability company), directors, officers, agents, employees and insurers harmless against all losses, liabilities, claims, damages, costs and expenses, including court costs and reasonable attorneys' fees ("Losses"), arising from:

[***]

19.2	Buyer's Indemnities

The Buyer shall, except in the case of gross negligence or willful misconduct of the Seller, its Affiliates or any of its respective directors, officers, agents or employees, be solely liable for and shall indemnify and hold the Seller, its Affiliates, its subcontractors, and each of their respective directors, officers, agents, employees and insurers (collectively, the "Seller Indemnitees"), harmless against all Losses arising from

[***]

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19.3	Notice and Defense of Claims

If any claim is made or suit is brought against a party or entity entitled to indemnification under this Clause 19 (the "Indemnitee") for damages for which liability has been assumed by the other party under this Clause 19 (the "Indemnitor"), the Indemnitee shall promptly give notice to the Indemnitor and the Indemnitor (unless otherwise requested by the Indemnitee) shall assume and conduct the defense, or settlement, of such claim or suit, as the Indemnitor shall deem prudent. Notwithstanding the foregoing, no settlement or compromise will be made without the prior written consent of any Indemnitee if such settlement or compromise would result in the imposition of an injunction or other equitable relief upon such Indemnitee, or if such Indemnitee is not unconditionally and irrevocably released from liabilities or obligations with respect to such suit or claim. Notice of the claim or suit shall be accompanied by all information pertinent to the matter as is reasonably available to the Indemnitee and shall be followed by such cooperation by the Indemnitee as the Indemnitor or its counsel may reasonably request, at the expense of the Indemnitor. The Indemnitee may participate, at its own expense, with Indemnitor in the defense or appeal of any such claim or suit, with attorneys of its choosing; provided that the Indemnitor retains sole control and authority regarding any such defense, compromise, settlement, appeal, or similar action, subject to all other provisions of this Clause 19.3.

If the Indemnitor fails or refuses to assume the defense of any claim or suit notified to it under this Clause 19, the Indemnitee shall have the right to proceed with the defense or settlement of the claim or suit as it deems prudent and shall have a claim against the Indemnitor for any judgments, settlements, costs or expenses, including reasonable attorneys' fees. Further, in such event, the Indemnitor shall be deemed to have waived any objection or defense to the Indemnitee's claim based on the reasonableness of any settlement.

19.4	Buyer Insurance

For all Aircraft Training Services, to the extent of the Buyer's undertaking set forth in Clause 19.2, the Buyer shall:

(a)	cause the Seller Indemnitees to be named as additional insured under the Buyer's Comprehensive Aviation Legal Liability insurance policies, including War Risks and Allied Perils (such insurance to include the AVN 52E Extended Coverage Endorsement Aviation Liabilities or any further Endorsement replacing AVN 52E as may be available, including any excess coverage in respect of War and Allied Perils Third Parties Legal Liabilities Insurance that Buyer then maintains), and

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(b)	with respect to the Buyer's Hull All Risks and Hull War Risks insurances and Allied Perils, request the insurers of the Buyer's hull insurance policies to waive all rights of subrogation against the Seller Indemnitees.

Any applicable deductible shall be borne by the Buyer. The Buyer shall endeavor to furnish to the Seller, [***]certificates of insurance, in English, evidencing the limits of liability cover and period of insurance coverage in a form reasonably acceptable to the Seller from the Buyer's insurance broker(s), certifying that such policies have been endorsed as follows:

(i)	under the Comprehensive Aviation Legal Liability Insurances, the Buyer's policies are primary and non-contributory to any insurance maintained by the Seller,

(ii)	such insurance can only be cancelled or materially altered by the giving of not less than [***] prior written notice thereof to the Seller, and

(iii)	under any such cover, all rights of subrogation against the Seller Indemnitees have been waived to the extent of the Buyer's undertaking under Clause 19.2 and this Clause 19.4.

19.5	Seller Insurance

At the request of the Buyer, the Seller will furnish to the Buyer, certificates of insurance in English, evidencing the limits of liability cover and period of insurance covering the Seller's undertaking in Clause 19.1, in a form reasonably acceptable to the Buyer from the Seller's insurance broker(s).

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20 -	TERMINATION

20.1	Termination Events

Each of the following shall constitute a "Termination Event"

[***]

20.2	Remedies in Event of Termination

20.2.1	If a Termination Event occurs, the Buyer shall be in material breach of this Agreement, and the Seller may elect any of the following remedies under the applicable law:

[***]

20.2.2	[***]

20.2.3	[***]

20.2.4.	The parties to this Agreement are commercially sophisticated parties acting within the same industry, and represented by competent counsel and the parties expressly agree and declare as follows:

[***]

20.3	Definitions
For purposes of this Clause 20, the terms "Affected Aircraft", "Applicable Date" and "Escalated Price" are defined as follows:

i.	"Affected Aircraft" - any or all Aircraft with respect to which [***]

[***] "Applicable Date" - for any Affected Aircraft, the date [***]

20.4	Notice of Termination Event
[***] the Buyer shall notify the Seller of such occurrence in writing, provided, that any failure by the Buyer to notify the Seller shall not prejudice the Seller's rights or remedies hereunder.

20.5	Information Covenants

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In the event that the Buyer's shares cease to be publically traded and the Buyer is no longer regulated under the US Securities and Exchange Commission, then the Seller may request and the Buyer commit to reasonable information covenants, including but not limited to the commitment to provide the Seller with timely audited annual and interim financial statements.

20.6	Nothing contained in this Clause 20 shall be deemed to waive or limit the Seller's rights or ability to request adequate assurance under Article 2, Section 609 of the Uniform Commercial Code (the "UCC"). It is further understood that any commitment of the Seller or the Propulsion Systems manufacturer to provide financing to the Buyer shall not constitute adequate assurance under Article 2, Section 609 of the UCC.

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21 - ASSIGNMENTS AND TRANSFERS

21.1	Assignments

Except as set forth herein, neither party may sell, assign, novate or transfer its rights or obligations (in whole or in part) under this Agreement to any person without the prior written consent of the other party. Notwithstanding the foregoing, Seller shall have the right to assign or transfer its right to receive Predelivery Payments and the Balance of the Final Price to a third party, including a financier or lender, [***].

21.2	Assignments on Sale, Merger or Consolidation - Buyer

[***]

21.3	Designation of Affiliates for Performance [***]

The Seller may at any time by notice to the Buyer designate facilities or personnel of the Seller or any Affiliate of the Seller at which or by whom the services to be performed under this Agreement shall be performed. Notwithstanding such designation, the Seller shall remain ultimately responsible for fulfilment of all obligations undertaken by the Seller in this Agreement.

21.4	Transfer of Rights and Obligations upon Reorganization [***]

If the Seller is subject to a corporate restructuring having as its object the transfer of, or succession by operation of law in, all or a substantial part of its assets and liabilities, rights and obligations, including those existing under this Agreement, to a person (the "Successor") that is an Affiliate of the Seller at the time of that restructuring, for the purpose of the Successor carrying on the business carried on by the Seller at the time of the restructuring, such restructuring shall be completed without consent of the Buyer following notification by the Seller to the Buyer in writing, [***]. The Buyer recognizes that succession of the Successor to the Agreement by operation of law that is valid under the law pursuant to which that succession occurs shall be binding upon the Buyer, provided that it includes the succession of the Seller's obligations hereunder.

21.5 Assignment [***]

[***]

21.6 [***]

21.6.1	[***]

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21.6.2	[***]

22 - MISCELLANEOUS PROVISIONS

22.1	[***]

22.2	Notices

All notices and requests required or authorized hereunder shall be given in writing either by personal delivery to an authorized officer of the party to whom the same is given or by commercial courier or express mail at the addresses and numbers set forth below. The date on which any such notice or request is so personally delivered, or if such notice or request is given by commercial courier or express mail, the date on which sent, provided that if such date is not a Business Day notice shall be deemed to have been received on the first following Business Day, shall be deemed to be the effective date of such notice or request.

The Seller will be addressed at:

Airbus S.A.S.
Attention: V.P Contracts
2, rond-point Emile Dewoitine
31700 Blagnac
France
Email: vp.contracts@airbus.com

The Buyer shall be addressed at:

Spirit Airlines,
2800 Executive Way,
Miramar, Florida 33025, U.S.A.
Attention: Legal Department

[***]

Attention: Treasury Department

[***]

From time to time, the party receiving the notice or request may designate in writing another address or another person.

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22.3	Waiver

The failure of either party to enforce at any time any of the provisions of this Agreement, to exercise any right herein provided or to require at any time performance by the other party of any of the provisions hereof shall in no way be construed to be a present or future waiver of such provisions nor in any way to affect the validity of this Agreement or any part hereof or the right of the other party thereafter to enforce each and every such provision. The express waiver by either party of any provision, condition or requirement of this Agreement shall not constitute a waiver of any future obligation to comply with such provision, condition or requirement.

22.4	Certain Representations of the Parties

22.4.1	Buyer's Representations

The Buyer represents and warrants to the Seller:

(i)	the Buyer is a corporation organized and existing in good standing under the laws of the State of Delaware and has the corporate power and authority to enter into and perform its obligations under this Agreement;

(ii)	neither the execution and delivery by the Buyer of this Agreement, nor the consummation of any of the transactions by the Buyer contemplated thereby, nor the performance by the Buyer of the obligations thereunder, constitutes a breach of any agreement to which the Buyer is a party or by which its assets are bound;

(iii)	this Agreement has been duly authorized, executed and delivered by the Buyer and constitutes the legal, valid and binding obligation of the Buyer enforceable against the Buyer in accordance with its terms.

22.4.2	Seller's Representations

The Seller represents and warrants to the Buyer:

(i)	the Seller is organized and existing in good standing under the laws of the Republic of France and has the corporate power and authority to enter into and perform its obligations under the Agreement;

(ii)	neither the execution and delivery by the Seller of this Agreement, nor the consummation of any of the transactions by the Seller contemplated thereby, nor the performance by the Seller of the

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obligations thereunder, constitutes a breach of any agreement to which the Seller is a party or by which its assets are bound;

(iii)	this Agreement has been duly authorized, executed and delivered by the Seller and constitutes the legal, valid and binding obligation of the Seller enforceable against the Seller in accordance with its terms.

22.5	Interpretation and Law

THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND THE PERFORMANCE THEREOF SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS CONFLICTS OF LAWS PROVISIONS THAT WOULD RESULT IN THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION.

Each of the Seller and the Buyer (i) hereby irrevocably submits itself to the nonexclusive jurisdiction of the courts of the state of New York, New York County, of the United States District Court for the Southern District of New York, for the purposes of any suit, action or other proceeding arising out of this Agreement, the subject matter hereof or any of the transactions contemplated hereby brought by any party or parties hereto, and (ii) hereby waives, and agrees not to assert, by way of motion, as a defense or otherwise, in any such suit, action or proceeding, to the extent permitted by applicable law, any defense based on sovereign or other immunity or that the suit, action or proceeding which is referred to in clause (i) above is brought in an inconvenient forum, that the venue of such suit, action or proceeding is improper, or that this Agreement or the subject matter hereof or any of the transactions contemplated hereby may not be enforced in or by these courts.

THE PARTIES HEREBY ALSO AGREE THAT THE UNITED NATIONS CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS SHALL NOT APPLY TO THIS TRANSACTION.

22.5.1	[INTENTIONALLY OMITTED]

22.5.2	The assumption in Clause 22.5.1 made for the purpose of effecting the service of process shall not affect any assertion of diversity by either party hereto initiating a proceeding in the New York Federal Courts or seeking transfer to the New York Federal Courts on the basis of diversity.

22.5.3	Service of process in any suit, action or proceeding in respect of any matter as to which the Seller or the Buyer has submitted to jurisdiction under Clause 22.5 (i) may be made on the Seller by delivery of the same personally to CT Corporation, New York City offices as agent for the Seller, it being agreed

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that service upon CT Corporation shall constitute valid service upon the Seller or by any other method authorized by the laws of the State of New York, and (ii) may be made on the Buyer by service on Corporation Service Company, 80 State Street, Albany, New York 12207-2543.

22.5.4	Headings

All headings in this Agreement are for convenience of reference only and do not constitute a part of this Agreement.

22.6	Waiver of Jury Trial

EACH OF THE PARTIES HERETO WAIVES ITS RIGHT TO TRIAL BY JURY IN ANY LITIGATION ARISING OUT OF OR RELATING TO THIS AGREEMENT AND FOR ANY COUNTERCLAIM OR CROSS-CLAIM THEREIN.

22.7	No Representations Outside of this Agreement

The parties declare that, prior to the execution of this Agreement, they, with the advice of their respective counsel, apprised themselves of sufficient relevant data in order that they might intelligently exercise their own judgments in deciding whether to execute this Agreement and in deciding on the contents of this Agreement. Each party further declares that its decision to execute this Agreement is not predicated on or influenced by any declarations or representations by any other person, party, or any predecessors in interest, successors, assigns, officers, directors, employees, agents or attorneys of any said person or party, except as set forth in this Agreement. This Agreement resulted from negotiation involving counsel for all of the parties hereto and no term herein shall be construed or interpreted against any party under the contra proferentum or any related doctrine.

22.8	Confidentiality

Subject to any legal or governmental requirements of disclosure, the parties (which for this purpose shall include their employees, and legal counsel) shall maintain the terms and conditions of this Agreement and any reports or other data furnished hereunder strictly confidential, including but not limited to, the Aircraft pricing (the "Confidential Information"). Without limiting the generality of the foregoing, each party shall use its best efforts to limit the disclosure of the contents of this Agreement to the extent legally permissible in (i) any filing or disclosure required to be made by such party with any governmental agency and shall make such applications as shall be necessary to implement the foregoing, and (ii) any press release concerning the whole or any part of the contents and/or subject matter hereof

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or of any future addendum hereto. With respect to any public disclosure or filing, the Buyer agrees to submit to the Seller a copy of the proposed document to be disclosed or filed and shall give the other party a reasonable period of time in which to review said document. The Buyer and the Seller shall consult with each other prior to the making of any public disclosure or filing, permitted hereunder, of this Agreement or the terms and conditions thereof.

The provisions of this Clause 22.9 shall survive any termination of this Agreement.

22.9	Severability

If any provision of this Agreement should for any reason be held ineffective, the remainder of this Agreement shall remain in full force and effect. To the extent permitted by applicable law, each party hereto hereby waives any provision of law that renders any provision of this Agreement prohibited or unenforceable in any respect.

22.10	Entire Agreement; amendments

This Agreement contains the entire agreement between the parties with respect to the subject matter hereof and supersedes any previous understanding, commitments or representations whatsoever, whether oral or written. This Agreement shall not be amended or modified except by an instrument in writing of even date herewith or subsequent hereto executed by both parties or by their fully authorized representatives.

22.11	Inconsistencies

In the event of any inconsistency between the terms of this Agreement and the terms contained in either (i) the Specification, or (ii) any other Exhibit, in each such case the terms of this Agreement shall prevail over the terms of the Specification or any other Exhibit. For the purpose of this Clause 22.11, the term Agreement shall not include the Specification or any other Exhibit hereto.

22.12	Language

All correspondence, documents and any other written matters in connection with this Agreement shall be in English.

22.13	Counterparts

Notwithstanding the foregoing, this Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed

[***] Page 85/109
PRIVILEGED AND CONFIDENTIAL

and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

[SIGNATURE PAGE FOLLOWS]

[***] Page 86/109
PRIVILEGED AND CONFIDENTIAL

IN WITNESS WHEREOF, this A320 NEO Agreement was entered into as of the day and year first above written.

AIRBUS, S.A.S.

By: /s/ Benoit de Saint-Exupery

Title: Senior Vice President, Contracts

SPIRIT AIRLINES, INC.

By: /s/ Scott M Haralson

Title: Senior Vice President and Chief Financial Officer

[***] Page 87/109
PRIVILEGED AND CONFIDENTIAL

Exhibit A

E X H I B I T A

S P E C I F I C A T I O N

The A319 NEO Standard Specification, A320 NEO Standard Specification and A321-200 NX Standard Specification are contained in a separate folder.

[***]

[***]- Exhibit A

PRIVILEGED AND CONFIDENTIAL	Page 1/1

EXHIBIT B

E X H I B I T B

Exhibit B-1: Form of a Specification Change Notice

Exhibit B-2: Form of a Manufacturer's Specification Change Notice

[***] Exhibit B
PRIVILEGED AND CONFIDENTIAL Page 1/7

EXHIBIT B-1

SPECIFICATION CHANGE NOTICE (SCN)	For SCN Number Issue Dated Page

Title :

Description :

Effect on weight :
• Manufacturer's Weight Empty change :
• Operational Weight Empty change :
• Allowable Payload change :

Remarks / References

Specification changed by this SCN

This SCN requires prior or concurrent acceptance of the following SCN (s):

Price per aircraft

US DOLLARS:
AT DELIVERY CONDITIONS:

This change will be effective on AIRCRAFT N° and subsequent.

Provided approval is received by

Buyer approval Seller approval

By : By :

Date : Date :

[***] Exhibit B
PRIVILEGED AND CONFIDENTIAL Page 2/7

EXHIBIT B-1

SPECIFICATION CHANGE NOTICE (SCN)	For SCN Number Issue Dated Page

Specification repercussion:
After contractual agreement with respect to weight, performance, delivery, etc, the indicated part of the specification wording will read as follows:

[***] Exhibit B
PRIVILEGED AND CONFIDENTIAL Page 3/7

EXHIBIT B-1

SPECIFICATION CHANGE NOTICE (SCN)	For SCN Number Issue Dated Page

Scope of change (FOR INFORMATION ONLY)

[***] Exhibit B
PRIVILEGED AND CONFIDENTIAL Page 4/7

EXHIBIT B-2

MANUFACTURER'S SPECIFICATION CHANGE NOTICE (MSCN)	For MSCN Number Issue Dated Page

Title :

Description :

Effect on weight :
• Manufacturer's Weight Empty change :
• Operational Weight Empty change :
• Allowable Payload change :

Remarks / References

Specification changed by this MSCN

Price per aircraft

US DOLLARS:
AT DELIVERY CONDITIONS:

This change will be effective on AIRCRAFT N° and subsequent.

Provided MSCN is not rejected by

Buyer approval Seller approval

By : By :

Date : Date :

[***] Exhibit B
PRIVILEGED AND CONFIDENTIAL Page 5/7

EXHIBIT B-2

MANUFACTURER'S SPECIFICATION CHANGE NOTICE (MSCN)	For MSCN Number Issue Dated Page

Specification repercussion:
After contractual agreement with respect to weight, performance, delivery, etc, the indicated part of the specification wording will read as follows:

[***] Exhibit B
PRIVILEGED AND CONFIDENTIAL Page 6/7

EXHIBIT B-2

MANUFACTURER'S SPECIFICATION CHANGE NOTICE (MSCN)	For MSCN Number Issue Dated Page

Scope of change (FOR INFORMATION ONLY)

[***] Exhibit B
PRIVILEGED AND CONFIDENTIAL Page 7/7

Exhibit C

PART 1	SELLER PRICE REVISION FORMULA

1	BASE PRICE
The Airframe Base Price quoted in Clause 3.1 of the Agreement is subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics, and in accordance with the provisions hereof.

2	BASE PERIOD
The Airframe Base Price has been established in accordance with the average economic conditions prevailing in [***] as defined by "ECIb" and "ICb" index values indicated hereafter.

3	INDEXES
Labor Index: "Employment Cost Index for Workers in Aerospace manufacturing" hereinafter referred to as "ECI336411W", quarterly published by the US Department of Labor, Bureau of Labor Statistics, in "NEWS", and found in Table 9, "WAGES and SALARIES (not seasonally adjusted): Employment Cost Indexes for Wages and Salaries for private industry workers by industry and occupational group", or such other name that may be from time to time used for the publication title and/or table, (Aircraft manufacturing, NAICS Code 336411, base month and year December 2005 = 100).

The quarterly value released for a certain month (March, June, September and December) shall be the one deemed to apply for the two preceding months.

Index code for access on the Web site of the US Bureau of Labor Statistics: CIU2023211000000I.

Material Index: "Industrial Commodities" (hereinafter referred to as "IC") as published in "PPI Detailed Report" (found in Table 9. "Producer price indexes and percent changes for commodity and service groupings and individual items not seasonally adjusted" or such other names that may be from time to time used for the publication title and/or table). (Base Year 1982 = 100).

Index code for access on the Web site of the US Bureau of Labor Statistics: WPU03THRU15.

Exhibit C - 1 Seller Price Revision Formula
[***] PRIVILEGED AND CONFIDENTIAL

Exhibit C

4	REVISION FORMULA

[***]

5	GENERAL PROVISIONS

5.1	Roundings

The Labor Index average and the Material Index average shall be computed to the first decimal. If the next succeeding place is five (5) or more, the preceding decimal place shall be raised to the next higher figure.

Each quotient [***] and [***] shall be rounded to the nearest ten-thousandth (4 decimals). If the next succeeding place is five (5) or more, the preceding decimal place shall be raised to the next higher figure.

The final factor [***] shall be rounded to the nearest ten-thousandth (4 decimals).

The final price shall be rounded to the nearest whole number (0.5 or more rounded to 1).

5.2	Substitution of Indexes for Seller Price Revision Formula

If:

(i)	the United States Department of Labor substantially revises the methodology of calculation of the Labor Index or the Material Index as used in the Seller Price Revision Formula, or

(ii)	the United States Department of Labor discontinues, either temporarily or permanently, such Labor Index or such Material Index, or

(iii)	the data samples used to calculate such Labor Index or such Material Index are substantially changed;
the Seller shall select a substitute index for inclusion in the Seller Price Revision Formula (the "Substitute Index").

Exhibit C - 1 Seller Price Revision Formula
[***] PRIVILEGED AND CONFIDENTIAL

Exhibit C

The Substitute Index shall reflect as closely as possible the actual variance of the Labor Costs or of the material costs used in the calculation of the original Labor Index or Material Index as the case may be.

As a result of the selection of the Substitute Index, the Seller shall make an appropriate adjustment to the Seller Price Revision Formula to combine the successive utilization of the original Labor Index or Material Index (as the case may be) and of the Substitute Index.

5.3	Final Index Values
The Index values as defined in Clause 4 above shall be considered final and no further adjustment to the base prices as revised at Delivery of the Aircraft shall be made after Aircraft Delivery for any subsequent changes in the published Index values.

5.4	Limitation
Should the sum of [***]

Exhibit C - 1 Seller Price Revision Formula
[***] - PRIVILEGED AND CONFIDENTIAL

Exhibit C
PART 2 PROPULSION SYSTEMS PRICE REVISION FORMULA
CFM INTERNATIONAL

1.	REFERENCE PRICE OF THE PROPULSION SYSTEMS
The Reference Price of a set of two (2) CFM INTERNATIONAL LEAP Propulsion Systems is:
[***]
This Reference Price is subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics and in accordance with the provisions of Clauses 4 and 5 hereof.

2.	REFERENCE PERIOD
The Reference Price has been established in accordance with the economic conditions prevailing for a theoretical delivery in [***] as defined by CFM INTERNATIONAL by the Reference Composite Price Index (CPI) [***].

3.	INDEXES
Labor Index: "Employment Cost Index for Workers in Aerospace manufacturing" hereinafter referred to as "ECI336411W", quarterly published by the US Department of Labor, Bureau of Labor Statistics, in "NEWS", and found in: Table 9, "WAGES and SALARIES (not seasonally adjusted): Employment Cost Indexes for Wages and Salaries for private industry workers by industry and occupational group", or such other name that may be from time to time used for the publication title and/or table, (Aircraft manufacturing, NAICS Code 336411, base month and year December 2005 = 100, hereinafter multiplied by [***] and rounded to the first decimal place) .

The quarterly value released for a certain month (March, June, September and December) shall be the one deemed to apply for the two preceding months.

Index code for access on the Web site of the US Bureau of Labor Statistics: CIU2023211000000I

Material Index: "Industrial Commodities" (hereinafter referred to as "IC") as published in "PPI detailed report" (found in Table 9. "Producer price indexes and percent changes for commodity groupings and individual items not seasonally adjusted" or such other names that may be from time to time used for the publication title and/or table). (Base Year 1982 = 100).

Exhibit C - 2 CFM Price Revision Formula
[***] - PRIVILEGED AND CONFIDENTIAL

Exhibit C

Index code for access on the Web site of the US Bureau of Labor Statistics: WPU03THRU15.

Exhibit C - 2 CFM Price Revision Formula
[***] - PRIVILEGED AND CONFIDENTIAL

Exhibit C

4.	REVISION FORMULA

[***]

5.	GENERAL PROVISIONS

5.1	Roundings

(i)	The Material index average (ICn) shall be rounded to the nearest second decimal place and the labor index average (ECIn) shall be rounded to the nearest first decimal place.

(ii)	CPIn shall be rounded to the nearest second decimal place.

(iii)	The final factor [***] shall be rounded to the nearest third decimal place.

If the next succeeding place is five (5) or more, the preceding decimal place shall be raised to the next higher figure. After final computation Pn shall be rounded to the nearest whole number (0.5 rounds to 1).

5.2	Final Index Values

The revised Reference Price at the date of Aircraft Delivery shall not be subject to any further adjustments in the indexes.

5.3	Interruption of Index Publication

If the US Department of Labor substantially revises the methodology of calculation or discontinues any of these indexes referred to hereabove, the Seller shall reflect the substitute for the revised or discontinued index selected by CFM INTERNATIONAL, such substitute index to lead in application to the same adjustment result, insofar as possible, as would have been achieved by continuing the use of the original index as it may have fluctuated had it not been revised or discontinued.

Appropriate revision of the formula shall be made to accomplish this result.

Exhibit C - 2 CFM Price Revision Formula
[***] - PRIVILEGED AND CONFIDENTIAL

Exhibit C

5.4	Annulment of the Formula

Should the above escalation provisions become null and void by action of the US Government, the Reference Price shall be adjusted due to increases in the costs of labor and materiel which have occurred from the period represented by the applicable Reference Composite Price Index to the twelfth (12th) month prior to the month of Aircraft Delivery.

5.5	Limitation

[***]

Exhibit C - 2 CFM Price Revision Formula
[***] - PRIVILEGED AND CONFIDENTIAL

Exhibit C

PART 3	PROPULSION SYSTEMS PRICE REVISION FORMULA
IAE LLC

1.	REFERENCE PRICE OF THE PROPULSION SYSTEMS

The Reference Price of a set of two (2) IAE LLC PW1100G-JM Propulsion Systems is:
[***]

The Reference Price is subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics, and in accordance with the provisions hereof.

2.	BASE PERIOD

The Reference Price has been established in accordance with the average economic conditions prevailing in [***] as defined by "ECIb", "ICb" and "C10b" index values indicated hereafter.

3.	INDEXES

Labor Index: "Employment Cost Index for Workers in Aerospace manufacturing" hereinafter referred to as "ECI336411W", quarterly published by the US Department of Labor, Bureau of Labor Statistics, in "NEWS", and found in Table 9, "WAGES and SALARIES (not seasonally adjusted): Employment Cost Indexes for Wages and Salaries for private industry workers by industry and occupational group", or such other name that may be from time to time used for the publication title and/or table, (Aircraft manufacturing, NAICS Code 336411, base month and year December 2005 = 100).

The quarterly value released for a certain month (March, June, September and December) shall be the one deemed to apply for the two preceding months.

Index code for access on the Web site of the US Bureau of Labor Statistics: CIU2023211000000I.

[***] Exhibit C
PRIVILEGED AND CONFIDENTIAL

Exhibit C

Material Index: "Industrial Commodities" (hereinafter referred to as "IC") as published in "PPI Detailed Report" (found in Table 9. "Producer Price indexes and percent changes for commodity and service groupings and individual items not seasonally adjusted" or such other names that may be from time to time used for the publication title and/or table). (Base Year 1982 = 100)

Index code for access on the Web site of the US Bureau of Labor Statistics: WPU03THRU15
Metal Index: "Metals and metal products" Code 10" (hereafter referred to as "C10") as published in "PPI Detailed Report" (found in Table 9. "Producer Price indexes and percent changes for commodity and service groupings and individual items not seasonally adjusted" or such other names that may be from time to time used for the publications title and/or table). (Base 1982 = 100).

Index code for access on the Web site of the US Bureau of Labor Statistics: WPU10

4.	REVISION FORMULA
[***]

5.	GENERAL PROVISIONS

5.1	Roundings

The Labor Index average, the Material Index average and the Metal Index average shall be computed to the first decimal. If the next succeeding place is five (5) or more, the preceding decimal place shall be raised to the next higher figure.

Each quotient [***] shall be rounded to the nearest ten-thousandth (4 decimals). If the next succeeding place is five (5) or more, the preceding decimal place shall be raised to the next higher figure.

The final factor shall be rounded to the nearest ten-thousandth (4 decimals).

The final price shall be rounded to the nearest whole number (0.5 or more rounded to 1).

[***] Exhibit C
PRIVILEGED AND CONFIDENTIAL

Exhibit C
5.2 Substitution of Indexes for Price Revision Formula

If:

(i) the United States Department of Labor substantially revises the methodology of calculation of the Labor Index , the Material Index or the Metal Index, as used in the Price Revision Formula, or

(ii) the United States Department of Labor discontinues, either temporarily or permanently, such Labor Index, such Material Index or such Metal Index, or

(iii) the data samples used to calculate such Labor Index, such Material Index, or such Metal Index are substantially changed;

IAE LLC shall select a substitute index for inclusion in the Price Revision Formula (the "Substitute Index") and the Seller shall reflect such Substitute Index.

The Substitute Index shall reflect as closely as possible the actual variance of the labor costs, of the material costs or of the metal costs used in the calculation of the original Labor Index, Material Index or Metal Index, as the case may be.

As a result of the selection of the Substitute Index, an appropriate adjustment to the Price Revision Formula shall be performed, to combine the successive utilization of the original Labor Index, Material Index or Metal Index (as the case may be) and of the Substitute Index.

5.3	Final Index Values

The Index values as defined in Clause 4 above shall be considered final and no further adjustment to the adjusted Reference Price as revised at Aircraft Delivery (or payment of such revised amounts, as the case may be) shall be respectively made after Aircraft Delivery (or payment of such adjusted amounts, as the case may be) for any subsequent changes in the published Index values.

5.4	Limitation
[***]

[***] Exhibit C
PRIVILEGED AND CONFIDENTIAL

EXHIBIT D

CERTIFICATE OF ACCEPTANCE

In accordance with the terms of clause _____ of the _____ purchase agreement dated _____ __________ _____ and made between Spirit Airlines, Inc (the "Customer") and Airbus S.A.S., as amended and supplemented from time to time (the "Purchase Agreement"), the technical acceptance tests relating to one Airbus A3__-___ aircraft bearing manufacturer's serial number _____ and registration mark _____ (the "Aircraft") have taken place in _________.

In view of said tests having been carried out with satisfactory results, the Customer, hereby approves the Aircraft as being in conformity with the provisions of the Purchase Agreement and accepts the Aircraft for delivery in accordance with the provisions of the Purchase Agreement.

Such acceptance shall not impair the rights that may be derived from the warranties relating to the Aircraft set forth in the Purchase Agreement.

Any right at law or otherwise to revoke this acceptance of the Aircraft is hereby irrevocably waived.

IN WITNESS WHEREOF, the Customer, has caused this instrument to be executed by its duly authorised representative this _____ day of __________ _____ in ________,___.

SPIRIT AIRLINES, INC.

Name:

Title:

Signature:

[***] Exhibit D
PRIVILEGED AND CONFIDENTIAL

EXHIBIT E-1
BILL OF SALE
Know all men by these presents that Airbus Americas Inc., a Delaware corporation having its principal place of business at 2550 Wasser Terrace, Suite 9100, Herndon, VA 20171, United States (the "Seller"), was, this _____ day of __________ _____, the owner of the title to the following airframe (the "Airframe"), the [engines/propulsion systems] as specified (the "[Engines/Propulsion Systems]") and all appliances, components, parts, instruments, accessories, furnishings, modules and other equipment of any nature, excluding buyer furnished equipment, ("BFE"), incorporated therein, installed thereon or attached thereto on the date hereof (the "Parts"):
AIRFRAME: [ENGINES/PROPULSION SYSTEMS]:
AIRBUS Model A3[•]-[•] [manufacturer] Model _____
MANUFACTURER'S SERIAL NUMBER:
ENGINE SERIAL NUMBERS:
_____ LH: _____
RH: _____
REGISTRATION MARK:_____
The Airframe, [Engines/Propulsion Systems] and Parts are hereafter together referred to as the "Aircraft".
The Seller did, this _____ day of __________ _____, sell, transfer and deliver all of its above described rights, title and interest in and to the Aircraft to the following entity and to its successors and assigns forever, said Aircraft to be the property thereof:
[Insert Name and Address of Buyer]
(the "Buyer")
The Seller hereby warrants to the Buyer, its successors and assigns that it had good and lawful right to sell, deliver and transfer title to the Aircraft to the Buyer and that there was conveyed to the Buyer good, legal and valid title to the Aircraft, free and clear of all liens, claims, charges, encumbrances and rights of others and that the Seller will warrant and defend such title forever against all claims and demands whatsoever.
This Bill of Sale is governed by and shall be construed in accordance with the laws of the State of New York.
IN WITNESS WHEREOF, the Seller has caused this instrument to be executed by its duly authorised representative this _____ day of __________ _____ in [Mobile, Alabama, United States].
AIRBUS AMERICAS, INC.
Name:
Title:
Signature:
[***] - Exhibit E
PRIVILEGED AND CONFIDENTIAL

Exhibit E-2
BILL OF SALE
(the "Bill of Sale")
Know all men by these presents that Airbus S.A.S., a French société par actions simplifiée, with its registered office at 2, rond-point Emile Dewoitine, 31700 Blagnac, France, registered with the Commercial and Companies Register of Toulouse under number 383 474 814 (the "Seller"), was, this _____ day of __________ _____, the owner of the title to the following airframe (the "Airframe"), the [engines/propulsion systems] as specified (the "[Engines/Propulsion Systems]") and all appliances, components, parts, instruments, accessories, furnishings, modules and other equipment of any nature, excluding buyer furnished equipment ("BFE"), incorporated therein, installed thereon or attached thereto on the date hereof (the "Parts"):

AIRFRAME: [ENGINES/PROPULSION SYSTEMS]:
AIRBUS Model A3__-___ [engine or p/s manufacturer] Model _____

MANUFACTURER'S SERIAL NUMBER: ENGINE SERIAL NUMBERS:
_____ LH: _____
RH: _____
REGISTRATION MARK:_____
and had such title to the BFE as was acquired by it from [insert name of vendor of the BFE] pursuant to a bill of sale dated _____ __________ _____ (the "BFE Bill of Sale").

The Airframe, [Engines/Propulsion Systems] and Parts are hereafter together referred to as the "Aircraft".

The Seller did, this _____ day of __________ _____, sell, transfer and deliver all of its above described rights, title and interest in and to the Aircraft and the BFE to the following entity and to its successors and assigns forever, said Aircraft and the BFE to be the property thereof:
[Insert Name and Address of Buyer]
(the "Buyer")
The Seller hereby warrants to the Buyer, its successors and assigns that it had (i) good and lawful right to sell, deliver and transfer title to the Aircraft to the Buyer and that there was conveyed to the Buyer good, legal and valid title to the Aircraft, free and clear of all liens, claims, charges, encumbrances and rights of others and that the Seller will warrant and defend such title forever against all claims and demands whatsoever and (ii) such title

[***] - Exhibit E
PRIVILEGED AND CONFIDENTIAL

Exhibit E-2

to the BFE as Seller has acquired from [insert name of vendor of the BFE] pursuant to the BFE Bill of Sale.

This Bill of Sale is governed by and shall be construed in accordance with the laws of [same governing law as in the Purchase Agreement].

IN WITNESS WHEREOF, the Seller has caused this instrument to be executed by its duly authorised representative this _____ day of __________ _____ in [Insert Delivery Location].

AIRBUS S.A.S.
Name:
Title:
Signature:

[***] - Exhibit E
PRIVILEGED AND CONFIDENTIAL

Exhibit - F

EXHIBIT F

S E R V I C E L I F E P O L I C Y

L I S T O F I T E M S

[***] - Exhibit F
PRIVILEGED AND CONFIDENTIAL

Exhibit - F

SELLER SERVICE LIFE POLICY

1	The Items covered by the Service Life Policy pursuant to Clause 12.2 are those Seller Items of primary and auxiliary structure described hereunder.

2	WINGS - CENTER AND OUTER WING BOX (LEFT AND RIGHT)

2.1	Wing Structure

2.1.1	Spars

2.1.2	Ribs and stringers inside the wing box

2.1.3	Upper and lower wing skin panels of the wing box

2.2	Fittings

2.2.1	Support structure and attachment fittings for the flap structure

2.2.2	Support structure and attachment fitting for the engine pylons

2.2.3	Support structure and attachment fitting for the main landing gear

2.2.4	Support structure and attachment fitting for the center wing box

[***] - Exhibit F
PRIVILEGED AND CONFIDENTIAL

Exhibit - F

2.3	Auxiliary Support Structure

2.3.1	For the slats:

2.3.1.1	Ribs supporting the track rollers on wing box structure

2.3.1.2	Ribs supporting the actuators on wing box structure

2.3.2	For the ailerons:

2.3.2.1	Hinge brackets and ribs on wing box rear spar or shroud box

2.3.2.2	Actuator fittings on wing box rear spar or shroud box

2.3.3	For airbrakes, spoilers, lift dumpers:

2.3.3.1	Hinge brackets and ribs on wing box rear spar or shroud box

2.3.3.2	Actuator fittings on wing box rear spar or shroud box

2.4	Pylon

2.4.1	For the Pylon Main Structural Box

2.4.1.1	Spars

2.4.1.2	Ribs

2.4.1.3	Skin, doublers and stiffeners

[***] - Exhibit F
PRIVILEGED AND CONFIDENTIAL

Exhibit - F

2.4.1.4	Support structure and attachment fitting for engine supports

3 FUSELAGE

3.1	Fuselage structure

3.1.1	Fore and aft bulkheads

3.1.2	Pressurized floors and bulkheads surrounding the main and nose gear wheel well and center wing box

3.1.3	Skins with doublers, stringers and frames from the forward pressure bulkheads to the frame supporting the rear attachment of horizontal stabilizer

3.1.4	Window and windscreen attachment structure but excluding transparencies

3.1.5	Passenger and cargo doors internal structure

3.1.6	Sills, excluding scuff plates, and upper beams surrounding passenger and cargo door apertures

3.1.7	Cockpit floor structure and passenger cabin floor beams excluding floor panels and seat rails

3.1.8	Keel beam structure

3.2	Fittings

3.2.1	Landing gear support structure and attachment fitting

[***] - Exhibit F
PRIVILEGED AND CONFIDENTIAL

Exhibit - F

3.2.2	Support structure and attachment fittings for the vertical and horizontal stabilizers

3.2.3	Support structure and attachment fitting for the APU

4	STABILIZERS

4.1	Horizontal Stabilizer Main Structural Box

4.1.1	Spars

4.1.2	Ribs

4.1.3	Upper and lower skins and stringers

4.1.4	Support structure and attachment fitting to fuselage and trim screw actuator

4.1.5	Elevator support structure

4.1.5.1	Hinge bracket

4.1.5.2	Servocontrol attachment brackets

4.2	Vertical Stabilizer Main Structural Box

4.2.1	Spars

4.2.2	Ribs

[***] - Exhibit F
PRIVILEGED AND CONFIDENTIAL

Exhibit - F

4.2.3	Skins and stringers

4.2.4	Support structure and attachment fitting to fuselage

4.2.5	Rudder support structure

4.2.5.1	Hinge brackets

4.2.5.2	Servocontrol attachment brackets

5	EXCLUSIONS

Bearing and roller assemblies, bearing surfaces, bushings, fittings other than those listed above, access and inspection doors, including manhole doors, latching mechanisms, all system components, commercial interior parts, insulation and related installation and connecting devices are excluded from this Seller Service Life Policy.

[***] - Exhibit F
PRIVILEGED AND CONFIDENTIAL

Exhibit - G

TECHNICAL DATA & SOFTWARE

[***] - Exhibit G
PRIVILEGED AND CONFIDENTIAL

Exhibit - G

TECHNICAL DATA & SOFTWARE

Where applicable, data shall be established in general compliance with the ATA 100 Information Standards for Aviation Maintenance and the applicable provisions for digital standard of ATA Specification 2200 (iSpec2200).

The Seller shall provide the Buyer with the following Technical Data (or such other equivalent Technical Data as may be applicable at the time of their provision to the Buyer).

1-	Airbus Flight Operations Data Package

The Airbus Flight Operations Data Package encompasses the following customised operational manuals required to operate the Aircraft:

•	Flight Manual (FM),

•	Flight Crew Operating Manual (FCOM),

•	Flight Crew Training Manual (FCTM),

•	Quick Reference Handbook (QRH),

•	Cabin Crew Operating Manual (CCOM),

•	Master Minimum Equipment List (MMEL),

•	Weight and Balance Manual (WBM).

[***] - Exhibit G
PRIVILEGED AND CONFIDENTIAL

Exhibit - G

1.1-	Format of Data

The Flight Operations Data Package shall be available on-line through the Seller's customer portal AirbusWorld in eXtensible Mark-up Language (XML), for downloading and further data processing and customization, and/or in Portable Document Format (PDF), as applicable.

In addition, the Seller shall make available up to a maximum of two (2) QRH sets per Aircraft in paper format.

1.2- Availability Schedule

The Airbus Flight Operations Data Package, reflecting the Buyer's Aircraft configuration, shall be available to the Buyer [***].

A preliminary customized MMEL shall be available [***].

The final issue of WBM and FM shall be made available at the time of each Aircraft Delivery.

2-	Airbus Maintenance Technical Data Package

The Airbus Maintenance Technical Data Package encompasses the following customised maintenance data required for on-aircraft maintenance to ensure the continued airworthiness of the Aircraft:

•	Aircraft Maintenance Manual (AMM),

•	Aircraft Wiring Manual (AWM),

•	Aircraft Schematics Manual (ASM),

•	Aircraft Wiring Lists (AWL),

•	Illustrated Part Catalog (IPC),

•	Trouble Shooting Manual (TSM).

[***] - Exhibit G
PRIVILEGED AND CONFIDENTIAL

Exhibit - G

2.1-	Format of Data

The Airbus Maintenance Technical Data Package shall be available in the Airn@v/Maintenance module of the AirN@v software and shall be accessible on-line through the Seller's customer portal AirbusWorld.

In addition, if so requested by the Buyer, the corresponding raw data in Standard Generalized Mark-up Language (SGML) format shall also be made available for download from the Seller's customer portal AirbusWorld.

2.2- Availability Schedule

The Airbus Maintenance Technical Data Package, reflecting the Buyer's Aircraft configuration, shall be available to the [***].

Upon the Buyer's request, where applicable, preliminary customized maintenance data may be available [***].

3-	Non-customized Technical Data

Non-customised Technical Data, provided as part of the Maintenance Technical Data Package, shall be made available to the Buyer either in the corresponding Airn@v software module, as detailed in Clause 14.9 of the Agreement, or in PDF format, as applicable.
The Technical Data belonging to each AirN@v module and/or available in PDF format shall be as listed in the Seller's Customer Services Catalog current at the time of the delivery of the Technical Data.

Non-customised Technical Data shall be made available to the Buyer in accordance with a schedule to be mutually agreed between the Buyer and Seller no later than [***].

4-	Additional Technical Data

4.1	In addition to the Flight Operations Data Package and the Maintenance Technical Data Package, the Seller shall provide, at Delivery of each Aircraft, on-line access to the Aircraft mechanical drawings that cover installation of structure and systems fitted on the Buyer's Aircraft at Delivery.

[***] - Exhibit G
PRIVILEGED AND CONFIDENTIAL

Exhibit - G

4.2	[***] of each Aircraft, the Seller shall provide:

•	the weighing report, for integration into the WBM by the Buyer,
•	the Electrical Load Analysis (ELA), in a format allowing further updating by the Buyer.

[***] - Exhibit G
PRIVILEGED AND CONFIDENTIAL

Exhibit - H

M A T E R I A L

S U P P L Y AND S E R V I C E S

[***] - Exhibit H
PRIVILEGED AND CONFIDENTIAL

Exhibit - H

1.	GENERAL

1.1	Scope

1.1.1	This Exhibit H sets forth the terms and conditions for the support and services offered by the Seller to the Buyer with respect to Material (as defined below).

1.1.2	References made to Articles shall be deemed to refer to articles of this Attachment 1 to Appendix 3 unless otherwise specified.

1.1.3	For purposes of this Attachment 1 to Appendix 3:

1.1.4	the term "Supplier" shall mean any supplier providing any of the Material listed in Article 1.2.1 and the term "Supplier Part" shall mean an individual item of Material.

1.1.5	The term "SPEC 2000" means the "E-Business Specification for Materials Management" document published by the Air Transport Association of America.

1.2	Material Categories

1.2.1	Each of the following constitutes "Material" for purposes of this Attachment 1 to Appendix 3:

(i)	Seller Parts;

(ii)	Supplier Parts classified as Repairable Line Maintenance Parts (as defined in SPEC 2000);

[***] - Exhibit H
PRIVILEGED AND CONFIDENTIAL

Exhibit - H

(iii)	Supplier Parts classified as Expendable Line Maintenance Parts (as defined in SPEC 2000);

(iv) Seller and Supplier ground support equipment and specific-to-type tools where "Seller Parts" means Seller's proprietary parts bearing a part number of the Seller or for which the Seller has the exclusive sales rights.

1.2.2	Propulsion Systems, engine exchange kits, their accessories and parts for any of the foregoing, are not covered under this Attachment 1 to Appendix 3.

1.3	Term

[***], the Seller shall maintain, or cause to be maintained, a reasonable stock of Seller Parts.

The Seller shall use reasonable efforts to obtain a similar service from all Suppliers of Supplier Parts originally installed on an Aircraft at Delivery.

1.4	Airbus Material Store

1.4.1	AACS Spares Center

The Seller has established and shall maintain or cause to be maintained, during the Term, a US store ("US Spares Center"). The US Spares Center shall be operated twenty-four (24) hours per day, seven (7) days per week, for the handling of AOG and critical orders for Seller Parts.

The Seller shall make reasonable efforts to deliver Seller Parts to the Buyer from the US Spares Center. ,

1.4.2	Material Support Center, Germany

The Seller has established its material headquarters in Hamburg, Germany (the "Airbus Material Center") and shall, during the Term, maintain, or have maintained on its behalf, a central store of Seller Parts. The Airbus Material Center shall be operated twenty-four (24) hours per day, seven (7) days per week.

[***] - Exhibit H
PRIVILEGED AND CONFIDENTIAL

Exhibit - H

1.4.3	Other Points of Shipment

1.4.3.1
In addition to the AACS Spares Center and the Airbus Material Center, the Seller and its Affiliates operate a global network of regional satellite stores (the "Regional Satellite Stores"). A list of such stores shall be provided to the Buyer upon the Buyer's request.

1.4.3.2	The Seller reserves the right to effect deliveries from distribution centers other than the US Spares Center or the Airbus Material Center, which may include the Regional Satellite Stores or any other production or Supplier's facilities.

1.5	Customer Order Desk

The Seller operates a "Customer Order Desk", the main functions of which are:

(i)	Management of order entries for all priorities, including Aircraft On Ground ("AOG");

(ii)	Management of order changes and cancellations;

(iii)	Administration of Buyer's routing instructions;

(iv)	Management of Material returns;

(v)	Clarification of delivery discrepancies;

(vi)	Issuance of credit and debt notes.

The Buyer hereby agrees to communicate its orders for Material to the Customer Order Desk either in electronic format (SPEC 2000) or via the Internet.

[***] - Exhibit H
PRIVILEGED AND CONFIDENTIAL

Exhibit - H

1.6	Commitments of the Buyer

1.6.1	During the Term, the Buyer agrees to purchase from

(a)	the Seller, AACS or the Seller's licensee(s) the Seller Parts required for the Buyer's own needs; or

(b)	other operators or purchase Seller Parts from said operators or from distributors, provided said Seller Parts were originally designed by the Seller and manufactured by the Seller or its licensees.

1.6.2	Subject to the express further agreement of the Seller in relation to Article 1.6.2 (ii) below, the Buyer may manufacture, exclusively for its own use parts, equivalent to Seller Parts, provided, however, that it may only do so in one of the following circumstances:

(i)	after expiration of the Term, the concerned Seller Parts are out of stock;

(ii)	Seller Parts are needed to perform confirmed AOG repairs upon any Aircraft delivered under the Agreement and are not available from the Seller, its licensees or other approved sources within a lead time shorter than or equal to the time in which the Buyer can manufacture such parts with Airbus technical data assistance;

(iii)	when a Seller Part is identified as "Local Manufacture" in the Illustrated Parts Catalog.

1.6.3.1	The rights granted to the Buyer in Article 1.6.2 shall not in any way be construed as a license, nor shall they in any way obligate the Buyer to pay any license fee or royalty, nor shall they in any way be construed to affect the rights of third parties.

1.6.3.2	If the Buyer manufactures any parts pursuant to Article 1.6.2, the Buyer shall be solely responsible for such manufacturing and any use made of the

[***] - Exhibit H
PRIVILEGED AND CONFIDENTIAL

Exhibit - H

manufactured parts, and the agreement of the Seller under Article 1.6.2 shall not be construed as express or implicit approval either of the Buyer in its capacity as manufacturer of such parts or of the manufactured parts.

The Buyer shall also be solely responsible to ensure that such manufacturing is performed in accordance with the relevant procedures and Aviation Authority requirements.

THE SELLER SHALL NOT BE LIABLE FOR, AND THE BUYER SHALL INDEMNIFY THE SELLER AGAINST, ANY CLAIMS FROM ANY THIRD PARTIES FOR LOSSES DUE TO ANY DEFECT OR NON-CONFORMITY OF ANY KIND, ARISING OUT OF OR IN CONNECTION WITH ANY MANUFACTURING OF ANY PART UNDERTAKEN BY THE BUYER UNDER ARTICLE 1.6.2 OR ANY OTHER ACTIONS UNDERTAKEN BY THE BUYER UNDER THIS ATTACHMENT 1 TO APPENDIX 3 WHETHER SUCH CLAIM IS ASSERTED IN CONTRACT OR IN TORT, OR IS PREMISED ON ALLEGED, ACTUAL, IMPUTED, ORDINARY OR INTENTIONAL ACTS OR OMISSIONS OF THE BUYER.

1.6.3.3	The Buyer shall allocate its own part number to any part manufactured in accordance with Article 1.6.2. The Buyer shall under no circumstances be allowed to use the Airbus part number of the Seller Part to which such manufactured part is intended to be equivalent.

1.6.3.4	The Buyer shall not be entitled to sell or lend any part manufactured under the provisions of Article 1.6.2 to any third party.

2.	INITIAL PROVISIONING

2.1	Period

[***] ("Initial Provisioning Period").

[***] - Exhibit H
PRIVILEGED AND CONFIDENTIAL

Exhibit - H

2.2	Pre-Provisioning Meeting

2.2.1
The Seller shall organize a free of charge pre-provisioning meeting at AACS Spares Center or at the Airbus Material Center, or at any other agreed location, for the purpose of setting an acceptable schedule and working procedure for the preparation of the initial issue of the Provisioning Data and the Initial Provisioning Conference referred to in Articles 2.3 and 2.4 below (the "Pre-Provisioning Meeting").

During the Pre-Provisioning Meeting, the Seller shall familiarize the Buyer with the provisioning processes, methods and formulae of calculation and documentation.

2.2.2
The free of charge Pre-Provisioning Meeting shall take place on an agreed date that is no later than nine (9) months prior to Scheduled Delivery Month of the first Aircraft, allowing a minimum preparation time of eight (8) weeks for the Initial Provisioning Conference.

2.3	Initial Provisioning Conference

The Seller shall organize an initial provisioning conference at the AACS Spares Center or at the Airbus Material Center (the "Initial Provisioning Conference"), the purpose of which shall be to agree the material scope and working procedures to accomplish the initial provisioning of Material (the "Initial Provisioning").

The free of charge Initial Provisioning Conference shall take place at the earliest eight (8) weeks after Aircraft Manufacturer Serial Number allocation or Contractual Definition Freeze, whichever occurs last and latest six (6) months before the Scheduled Delivery Month of the first Aircraft.

2.4	Provisioning Data

2.4.1
Provisioning data generally in accordance with SPEC 2000, Chapter 1, for Material described in Articles 1.2.1 (i) through 1.2.1 (iii) ("Provisioning Data") shall be supplied by the Seller to the Buyer in the English language, in a format and timeframe to be agreed during the Pre-Provisioning Meeting.

[***] - Exhibit H
PRIVILEGED AND CONFIDENTIAL

Exhibit - H

2.4.1.1	Unless a longer revision cycle has been agreed, the Provisioning Data shall be revised [***] up to the end of the Initial Provisioning Period.

2.4.1.2	The Seller shall ensure that Provisioning Data is provided to the Buyer in time to permit the Buyer to perform any necessary evaluation and to place orders in a timely manner.

2.4.1.3	Provisioning Data generated by the Seller shall comply with the configuration of the Aircraft as documented [***].

This provision shall not cover:

(i)	Buyer modifications not known to the Seller,

(ii)	other modifications not approved by the Seller's Aviation Authorities.

2.4.2	Supplier-Supplied Data

Provisioning Data relating to each Supplier Part (both initial issue and revisions) shall be produced by Supplier thereof and may be delivered to the Buyer either by the Seller or such Supplier. It is agreed and understood by the Buyer that the Seller shall not be responsible for the substance, accuracy or quality of such data. Such Provisioning Data shall be provided in either SPEC 2000 format or any other agreed format.

2.4.3	Supplementary Data

The Seller shall provide the Buyer with data supplementary to the Provisioning Data. This shall include ground support equipment and specific-to-type tools.

[***] - Exhibit H
PRIVILEGED AND CONFIDENTIAL

Exhibit - H

2.5	Commercial Offer

Upon the Buyer's request, the Seller shall submit a commercial offer for Initial Provisioning Material.

2.6	Delivery of Initial Provisioning Material

2.6.1	During the Initial Provisioning Period, Initial Provisioning Material shall conform to the latest known configuration standard of the Aircraft for which such Material is intended as reflected in the Provisioning Data transmitted by the Seller.

2.6.2	The delivery of Initial Provisioning Material shall take place according to the conditions specified in the commercial offer mentioned in Article 2.5.

2.6.3	All Initial Provisioning Material shall be packaged in accordance with ATA 300 Specification.

2.7	Buy-Back Period and Buy-Back of Initial Provisioning Surplus Material

[***]

3. OTHER MATERIAL SUPPORT

3.1 Replenishment and Delivery

3.1.1 General

For the purpose of clarification, it is expressly stated that the provisions of Article 3.1.2 do not apply to Initial Provisioning Material and Provisioning Data as described in Article 2.

3.1.2 Lead times

[***] - Exhibit H
PRIVILEGED AND CONFIDENTIAL

Exhibit - H

In general, lead times shall be in accordance with the provisions of the latest edition of the "World Airlines and Suppliers Guide".

3.1.2.1
Seller Parts as per Article 1.2.1 (i) shall be dispatched within the lead times published by the Seller.

Lead times for Seller Parts as per Article 1.2.1 (i), which are not published by the Seller, shall be quoted upon request.

3.1.2.2
Material defined in Articles 1.2.1 (ii) through 1.2.1 (iv) can be dispatched within the Supplier's lead time augmented by the Seller's own order and delivery administration time.

3.1.3 Expedite Service

The Seller shall provide a twenty-four (24) hours a day / seven (7) days a week expedite service to provide for the supply of critically required parts (the "Expedite Service").

3.1.3.1
The Expedite Service is operated in accordance with the "World Airlines and Suppliers Guide" and the Seller shall notify the Buyer of the action taken to satisfy an expedite order received from the Buyer within:

(i)	four (4) hours after receipt of an AOG order;

(ii)	twenty-four (24) hours after receipt of a critical order (imminent AOG or work stoppage);

(iii)	seven (7) days after receipt of an expedite order (urgent stock replenishment).

3.1.3.2
In exceptional AOG circumstances, should the Buyer be unable to send a written order for reasons beyond his control, the Seller may deliver the Material after a telephone call, provided a purchase order is sent to the Seller by the end of the next Business Day. Should the Buyer fail to send such purchase order, the Seller reserves the right to refuse any subsequent purchase orders without prior receipt of a firm written purchase order.

[***] - Exhibit H
PRIVILEGED AND CONFIDENTIAL

Exhibit - H
3.1.4 Shortages, Overshipments, Non-Conformity in Orders

3.1.4.1
The Buyer shall, within [***] after delivery of Material pursuant to a purchase order, advise the Seller:

(i)	of any alleged shortages or overshipments;

(ii)	of any non-conformities of delivered Material.

In the event of the Buyer not having advised the Seller of any such alleged shortages, overshipments or non-conformities within the above-defined period, the Buyer shall be deemed to have accepted the delivery.

3.1.4.2
In the event of the Buyer reporting an overshipment or non-conformity to the order within the period defined in Article 3.1.4.1 the Seller shall, if the Seller recognizes such overshipment or non-conformity, either replace the concerned Material or credit the Buyer for the returned Material, if the Buyer chooses to return the Material subject of an overshipment or non-conformity. In such case, reasonable transportation costs shall be borne by the Seller.

3.1.5 Delivery Terms

Material shall be delivered to the Buyer as follows:

(i)	Free Carrier (FCA) Airbus Material Center;

(ii)	Free Carrier (FCA) Seller's Regional Satellite Stores;

(iii)	Free Carrier (FCA) Seller's or Supplier's facility for deliveries from any other Seller or Supplier facilities.

The term Free Carrier (FCA) is as defined in the Incoterms 2010 publication issued by the International Chamber of Commerce.

[***] - Exhibit H
PRIVILEGED AND CONFIDENTIAL

Exhibit - H

3.1.6 Packaging
All Material shall be packaged in accordance with ATA 300 Specification.

3.1.7 Cessation of Deliveries

The Seller reserves the right to restrict, stop or otherwise suspend deliveries if the Buyer fails to meet its obligations defined in Articles 5.2 through 5.3.

3.2 Seller Parts Leasing

The Seller offers the Buyer the option to lease certain Seller Parts as listed in the Customer Services Catalog. The terms and conditions applicable to such service shall be as set forth in the then current Customer Services Catalog.

3.3 Tools and Ground Support Equipment

The Seller offers for sale and/or loan a range of ground support equipment and specific-to-type tools, as defined in 1.2.1 (iv).

The terms and conditions applicable to such service shall be as set forth in the then current Customer Services Catalog.

3.4 Seller Parts Repair

The Seller may offer the Buyer a service whereby the Seller would manage the repair of Seller Parts as defined in Article 1.2.1 (i).

The terms and conditions applicable to such service shall be as set forth in the then current Customer Services Catalog.

4.	WARRANTIES

[***] - Exhibit H
PRIVILEGED AND CONFIDENTIAL

Exhibit - H

4.1	Seller Parts

Subject to the limitations and conditions as hereinafter provided, the Seller warrants to the Buyer that all Seller Parts, sold under this Attachment 1 to Appendix 3 shall at delivery to the Buyer:

(i)	be free from defects in material.

(ii)	be free from defects in workmanship, including without limitation processes of manufacture.

(iii)	be free from defects arising from failure to conform to the applicable specification for such part.

4.1.1	Warranty Period

4.1.1.1	[***]

4.1.1.2
Whenever any Seller Part that contains a defect for which the Seller is liable under Article 4.1 has been corrected, replaced or repaired pursuant to the terms of this Article 4.1, the period of the Seller's warranty with respect to such corrected, repaired or replacement Seller Part, as the case may be, shall be [***].

4.1.2	Buyer's Remedy and Seller's Obligation

[***]

The provisions of Clauses 12.1.5 through 12.1.11 of the Agreement shall apply to claims made pursuant to this Article 4.1.

[***] - Exhibit H
PRIVILEGED AND CONFIDENTIAL

Exhibit - H

4.2	Supplier Parts

With respect to Supplier Parts to be delivered to the Buyer under this Attachment 1 to Appendix 3, the Seller agrees to transfer to the Buyer the benefit of any warranties, which the Seller may have obtained from the corresponding Suppliers and the Buyer hereby agrees that it shall accept the same.

4.3	Waiver, Release and Renunciation

THIS ARTICLE 4 (INCLUDING ITS SUBPARTS) SETS FORTH THE EXCLUSIVE WARRANTIES, EXCLUSIVE LIABILITIES AND EXCLUSIVE OBLIGATIONS OF THE SELLER, AND THE EXCLUSIVE REMEDIES AVAILABLE TO THE BUYER, WHETHER UNDER THIS AGREEMENT OR OTHERWISE, ARISING FROM ANY DEFECT OR NONCONFORMITY OR PROBLEM OF ANY KIND IN ANY SELLER PART, MATERIAL, LEASED PART, OR SERVICES DELIVERED BY THE SELLER UNDER THIS AGREEMENT.

THE BUYER RECOGNIZES THAT THE RIGHTS, WARRANTIES AND REMEDIES IN THIS ARTICLE 4 ARE ADEQUATE AND SUFFICIENT TO PROTECT THE BUYER FROM ANY DEFECT OR NONCONFORMITY OR PROBLEM OF ANY KIND IN THE SELLER PARTS, MATERIALS, LEASED PARTS, OR SERVICES SUPPLIED UNDER THIS AGREEMENT. THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER WARRANTIES, OBLIGATIONS, GUARANTEES AND LIABILITIES OF THE SELLER AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER AND ITS SUPPLIERS, WHETHER EXPRESS OR IMPLIED BY CONTRACT, TORT, OR STATUTORY LAW OR OTHERWISE, WITH RESPECT TO ANY NONCONFORMITY OR DEFECT OR PROBLEM OF ANY KIND IN ANY SELLER PART, MATERIAL, LEASED PART, OR SERVICES DELIVERED BY THE SELLER UNDER THIS AGREEMENT, INCLUDING BUT NOT LIMITED TO:

(1)	ANY IMPLIED WARRANTY OF MERCHANTABILITY AND/OR FITNESS FOR ANY GENERAL OR PARTICULAR PURPOSE;

(2)	ANY IMPLIED OR EXPRESS WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;

(3)	ANY RIGHT, CLAIM OR REMEDY FOR BREACH OF CONTRACT;

[***] - Exhibit H
PRIVILEGED AND CONFIDENTIAL

Exhibit - H

(4)	ANY RIGHT, CLAIM OR REMEDY FOR TORT, UNDER ANY THEORY OF LIABILITY, HOWEVER ALLEGED, INCLUDING, BUT NOT LIMITED TO, ACTIONS AND/OR CLAIMS FOR NEGLIGENCE, GROSS NEGLIGENCE, INTENTIONAL ACTS, SHALLFUL DISREGARD, IMPLIED WARRANTY, PRODUCT LIABILITY, STRICT LIABILITY OR FAILURE TO WARN;

(5)	ANY RIGHT, CLAIM OR REMEDY ARISING UNDER THE UNIFORM COMMERCIAL CODE OR ANY OTHER STATE OR FEDERAL STATUTE;

(6)	ANY RIGHT, CLAIM OR REMEDY ARISING UNDER ANY REGULATIONS OR STANDARDS IMPOSED BY ANY INTERNATIONAL, NATIONAL, STATE OR LOCAL STATUTE OR AGENCY;

(7)	ANY RIGHT, CLAIM OR REMEDY TO RECOVER OR BE COMPENSATED FOR:

(a)	LOSS OF USE OR REPLACEMENT OF ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART PROVIDED UNDER THE AGREEMENT;

(b)	LOSS OF, OR DAMAGE OF ANY KIND TO, ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART PROVIDED UNDER THE AGREEMENT;

(c)	LOSS OF PROFITS AND/OR REVENUES;

(d)	ANY OTHER INCIDENTAL OR CONSEQUENTIAL DAMAGE.

THE WARRANTIES PROVIDED BY THIS AGREEMENT SHALL NOT BE EXTENDED, ALTERED OR VARIED EXCEPT BY A WRITTEN INSTRUMENT SIGNED BY THE SELLER AND THE BUYER. IN THE EVENT THAT ANY PROVISION OF THIS ARTICLE 4 SHOULD FOR ANY REASON BE HELD UNLAWFUL, OR OTHERWISE UNENFORCEABLE, THE REMAINDER OF THIS ARTICLE 4 SHALL REMAIN IN FULL FORCE AND EFFECT.

[***] - Exhibit H
PRIVILEGED AND CONFIDENTIAL

Exhibit - H
FOR THE PURPOSES OF THIS ARTICLE 4, THE "SELLER" SHALL BE UNDERSTOOD TO INCLUDE THE SELLER, ANY OF ITS SUPPLIERS, SUBCONTRACTORS, AND AFFILIATES AND ANY OF THEIR RESPECTIVE INSURERS.

4.4	Duplicate Remedies

The remedies provided to the Buyer under this Article 4 as to any part thereof are mutually exclusive and not cumulative. The Buyer shall be entitled to the remedy that provides the maximum benefit to it, as the Buyer may elect, pursuant to the terms and conditions of this Article 4 for any particular defect for which remedies are provided under this Article 4; provided, however, that the Buyer shall not be entitled to elect a remedy under one part of this Article 4that constitutes a duplication of any remedy elected by it under any other part hereof for the same defect. The Buyer's rights and remedies herein for the non-performance of any obligations or liabilities of the Seller arising under these warranties shall be in monetary damages limited to the amount the Buyer expends in procuring a correction or replacement for any covered part subject to a defect or non-performance covered by this Article 4, and the Buyer shall not have any right to require specific performance by the Seller.

5.	COMMERCIAL CONDITIONS

5.1	Delivery Terms

All Material prices are quoted on the basis of Free Carrier (FCA) delivery terms, without regard to the place from which such Material is shipped. The term "Free Carrier (FCA)" is as defined by publication n° 560 of the International Chamber of Commerce, published in 2010.

5.2	Payment Procedures and Conditions

All payments under this Attachment 1 to Appendix 3 shall be made in accordance with the terms and conditions set forth in the then current Customer Services e-Catalog.

5.3	Title

Title to any Material purchased under this Attachment 1 to Appendix 3 shall remain with the Seller until full payment of the invoices and interest thereon, if any, has been received by the Seller.

[***] - Exhibit H
PRIVILEGED AND CONFIDENTIAL

Exhibit - H
The Buyer hereby undertakes that Material title to which has not passed to the Buyer, shall be kept free from any debenture or mortgage or any similar charge or claim in favour of any third party.

5.4	Cessation of Deliveries

The Seller has the right to restrict, stop or otherwise suspend deliveries if the Buyer fails to meet its obligations set forth in this Attachment 1 to Appendix 3.

6.	EXCUSABLE DELAY

Clauses with respect to excusable delay in the Agreement shall apply, mutatis mutandis, to all Material support and services provided under this Attachment 1 to Appendix 3.

7.	TERMINATION OF MATERIAL PROCUREMENT COMMITMENTS

If the Agreement is terminated with respect to any Aircraft, then the rights and obligations of the parties with respect to undelivered spare parts, services, data or other items to be purchased hereunder and which are applicable to those Aircraft for which the Agreement has been terminated shall also be terminated. Unused Material in excess of the Buyer's requirements due to such termination may be repurchased by the Seller, at the Seller's option, as provided in Article 2.7.

8.	INCONSISTENCY

In the event of any inconsistency between this Attachment 1 to Appendix 3 and the Customer Services Catalog or any order placed by the Buyer, this Attachment 1 to Appendix 3 shall prevail to the extent of such inconsistency.

[***] - Exhibit H
PRIVILEGED AND CONFIDENTIAL

Exhibit - I

[***]

[***] - Exhibit I
PRIVILEGED AND CONFIDENTIAL

Exhibit - J

AIRBUS S.A.S WARRANTY

Airbus S.A.S. hereby warrants to _____________ (the "Buyer"), its successors and assigns that the bill of sale executed by Airbus Americas Inc. dated ___ ________ _____ and relating to one A3__-____ aircraft bearing MSN __________ (the "Bill of Sale") conveys to the said Buyer on the date hereof good, legal and valid title to the Aircraft(as defined in the Bill of Sale), free and clear of all liens, claims, charges, encumbrances and rights of others, and that Airbus S.A.S. will warrant and defend such title to the Aircraft forever against all claims and demands whatsoever.

This Airbus S.A.S. Warranty is governed by and shall be construed in accordance with the laws of the State of New York.

IN WITNESS WHEREOF, Airbus S.A.S. has caused this Airbus S.A.S. Warranty to be executed by its duly authorized representative this ______ day of _________ ______.
.

AIRBUS S.A.S.

By:____________________________
Name:
Title:

[***] - Exhibit J
PRIVILEGED AND CONFIDENTIAL

DATED [•]

AIRBUS S.A.S.
as Manufacturer

AIRFRAME WARRANTIES Agreement
in respect of one
<Name of Aircraft Type> AirCRAFT bearing
manufacturer's serial number <MSN Details>

Exhibit K: Form of AWA

THIS AIRFRAME WARRANTIES AGREEMENT (this "Agreement") is executed on [•] by Airbus S.A.S., a société par actions simplifiée duly created and existing under French law, having its registered office at 2, rond-point Emile Dewoitine, 31700 Blagnac, France and includes its successors and assigns (the "Manufacturer"), in favour of the Relevant Parties (as defined below) from time to time.

1.	DEFINITIONS AND INTERPRETATION
1.1 Definitions
Capitalised words and expressions have the meanings set out in Schedule 1 (Definitions and Interpretation), except where the context otherwise requires.
1.2 Interpretation
Headings are to be ignored in construing this Agreement and, unless the contrary intention is stated, a reference in this Agreement or a Relevant Notice to:

1.1.1	"Manufacturer" or any other person includes, without prejudice to the provisions of this Agreement restricting transfer or assignment, any successor and any assignee;

1.1.2	words importing the plural shall include the singular and vice versa;

1.1.3	any document shall include that document as amended, novated, assigned or supplemented;

1.1.4	a Clause or a Schedule is a reference to a clause of, or a schedule to, this Agreement;

1.1.5	any law, or to any specified provision of any law, is a reference to such law or provision as amended, substituted or re-enacted;

1.1.6
a "person" includes any individual, firm, company, corporation, government, state or agency of a state or any association, trust or partnership (whether or not having separate legal personality) of two or more of the foregoing; and

1.1.7	"including" and similar words and terms shall not be construed as limiting and shall mean "including without limitation".
The Schedules form part of this Agreement and shall have effect as if set out in full in the body of this Agreement. Any reference to this Agreement includes the Schedules.
For the purpose of Schedule 2 (Warranties) only, the term "Buyer" shall be construed as if it referred to the "Entitled Party" and the term "Seller" shall be construed as if it referred to the "Manufacturer".

2.	EFFECTIVENESS

[***] - Exhibit K - FORM OF AWA
PRIVILEGED AND CONFIDENTIAL

Exhibit K: Form of AWA

2.1	Effective Date
This Agreement takes effect from the date hereof.

2.2	Amendment
Save as expressly set out in this Agreement, the prior written consent of the Manufacturer and the Controlling Party shall be required to terminate or vary this Agreement. Any such termination or variation shall then be binding on the Manufacturer and the Relevant Parties.

3.	BENEFIT OF WARRANTIES

3.1	General

3.1.1
Pursuant to the terms of this Agreement, the Manufacturer agrees to make available to the Entitled Party (from time to time) the Warranties. The entitlement of any Entitled Party to make a claim under the Warranties shall be only as specified in this Agreement or as otherwise agreed in accordance with Clause 3.2 (Relevant Parties) (and any agreement otherwise between any or all of the Relevant Parties and/or any other person shall have no effect and shall not bind the Manufacturer).

3.1.2	The terms and conditions of the Warranties shall be binding upon the Entitled Party and shall apply to all claims made in respect of the Warranties (INCLUDING THE RELEASE, WAIVER AND RENUNCIATION IN CLAUSE 12.5 OF THE WARRANTIES, EACH AND EVERY DISCLAIMER (INCLUDING THE DISCLAIMERS OF ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR PURPOSE) AND THE LIMITATIONS ON LIABILITY SET FORTH THEREIN). Only one Entitled Party shall be entitled to benefit from and to make a claim under the Warranties at any one time.

3.2	Relevant Parties

3.2.1
The Entitled Party on the Delivery Date shall be the Initial Entitled Party. Such person shall remain the Entitled Party unless and until a different Eligible Person is specified as the new Entitled Party in a Replacement Entitled Party Notice delivered in accordance with Clause 4.1.1 (Termination of Entitled Party's Rights).

3.2.2
The Controlling Party on the Delivery Date shall be the Initial Controlling Party. Such person shall remain the Controlling Party unless and until a different Eligible Person is specified as the new Controlling Party in a Replacement Controlling Party Notice delivered in accordance with Clause 4.2.1 (Termination of Controlling Party's Rights).

[***] - Exhibit K - FORM OF AWA
PRIVILEGED AND CONFIDENTIAL

Exhibit K: Form of AWA

3.2.3	The Entitled Party and the Controlling Party may (but are not required to) be the same person.

3.3	Record of Relevant Parties
The Manufacturer will, as soon as practicable following receipt by it of a Relevant Notice, countersign such Relevant Notice and return it to the Controlling Party.

4.	TERMINATION OF WARRANTY RIGHTS

4.1	Termination of Entitled Party's Rights

4.1.1	With immediate and automatic effect at the time of the receipt by the Manufacturer of a Replacement Entitled Party Notice (the "Relevant Time"):

(a)	the Outgoing Entitled Party shall cease to be the Entitled Party;

(b)	the New Entitled Party shall be the Entitled Party; and

(c)	save to the extent of any claim or right to claim against the Manufacturer, in each case which prior to the Relevant Time (A) exists and (B) has been notified in writing to the Manufacturer in accordance with this Agreement:

(i)	all rights of the Outgoing Entitled Party under this Agreement shall terminate; and

(ii)	the Manufacturer shall have no liability whatsoever to the Outgoing Entitled Party in any respect under this Agreement.
For the avoidance of doubt, the benefit of any other claim or right to claim against the Manufacturer shall accrue to the New Entitled Party.

4.1.2
Without prejudice to Clause 4.1.1 (Termination of Entitled Party's Rights), a copy of a Replacement Entitled Party Notice shall be sent by the Controlling Party to the Outgoing Entitled Party for information, but the receipt or non-receipt of such copy by the Outgoing Entitled Party shall not affect the rights or obligations of any person under this Agreement.

[***] - Exhibit K - FORM OF AWA
PRIVILEGED AND CONFIDENTIAL

Exhibit K: Form of AWA

4.1.3
For the purposes of this Clause 4.1 (Termination of Entitled Party's Rights), the "Outgoing Entitled Party" means the person specified as such in the relevant Replacement Entitled Party Notice (being the person who, immediately prior to service thereof, was the Entitled Party) and the "New Entitled Party" means the person specified as such in the relevant Replacement Entitled Party Notice.

4.2	Termination of Controlling Party's Rights

4.2.1	With immediate and automatic effect upon the receipt by the Manufacturer of a Replacement Controlling Party Notice:

(a)	the Outgoing Controlling Party shall cease to be the Controlling Party;

(b)	the New Controlling Party shall be the Controlling Party;

(c)	all rights of the Outgoing Controlling Party under this Agreement shall terminate; and

(d)	the Manufacturer shall have no further liability whatsoever to the Outgoing Controlling Party in any respect under this Agreement.

4.2.2
Without prejudice to Clause 4.2.1 (Termination of Controlling Party's Rights), a copy of a Replacement Controlling Party Notice shall be sent by the New Controlling Party to the Entitled Party for information, but the receipt or non-receipt of such copy by the Entitled Party shall not affect the rights or obligations of any person under this Agreement.

4.2.3
For the purposes of this Clause 4.2 (Termination of Controlling Party's Rights), the "Outgoing Controlling Party" means the person specified as such in the relevant Replacement Controlling Party Notice (being the person who, immediately prior to service thereof, was the Controlling Party) and the "New Controlling Party" means the person specified as such in the relevant Replacement Controlling Party Notice.

4.3	Other Warranty Agreements
This Agreement shall not interfere with or limit the terms of any separate warranty arrangements with respect to the Aircraft that the Manufacturer may, from time to time, have made with any person, provided that nothing in such arrangements shall limit the rights of any Relevant Party in respect of the Warranties unless and to the extent it has expressly agreed the same in writing with the Manufacturer.

[***] - Exhibit K - FORM OF AWA
PRIVILEGED AND CONFIDENTIAL

Exhibit K: Form of AWA

4.4	Lapse of Warranties

4.4.1	The entitlement of any Relevant Party to enforce the rights under any Warranty shall automatically lapse on the date on which that Warranty expires in accordance with this Agreement.

4.4.2	Following the date on which all Warranties have expired in accordance with this Agreement:

(a)	no change to the identity of the Controlling Party or the Entitled Party may be made hereunder; and

(b)	the Manufacturer shall cease to be under any obligation to maintain the record of the Relevant Parties pursuant to Clause 3.3 (Record of Relevant Parties).

5.	MANUFACTURER LIMIT OF LIABILITY
By execution of any Relevant Notice, each party thereto agrees that:

5.1	the Manufacturer shall not incur any Liability under this Agreement by reason of the Transaction Documents;

5.2
any performance by the Manufacturer that discharges its obligation in respect of any of the Warranties in favour of any Relevant Party in accordance with this Agreement will satisfy the respective interests of each Relevant Party from time to time, and nothing in this Agreement shall give rise to or impose upon the Manufacturer any several or duplicate liability with respect to such Warranties;

5.3
the Manufacturer shall (i) be entitled to rely conclusively on the information contained in any Relevant Notice, without enquiring as to the accuracy and validity of such Relevant Notice or to the entitlement of the party serving such Relevant Notice to serve it, (ii) have no duty so to enquire and (iii) not be liable for acting in accordance with such Relevant Notice;

[***] - Exhibit K - FORM OF AWA
PRIVILEGED AND CONFIDENTIAL

Exhibit K: Form of AWA

5.4
in the event that a Relevant Party commences or has commenced against it any bankruptcy, insolvency, reorganization, receivership, suspension of payments, dissolution, liquidation, assignment for the benefit of creditors, moratorium, or other similar proceeding under debtor relief laws of the United States or any other applicable jurisdiction or the Manufacturer otherwise believes in good faith that it is or could be the subject of conflicting claims or another dispute hereunder as to the relative rights and interests of the Relevant Parties, the Manufacturer shall have the right to refrain from acting in accordance with any Relevant Notice until the Relevant Parties obtain a final and non-appealable order from a court of appropriate jurisdiction (which may be a bankruptcy court) setting forth the relative rights of the Relevant Parties and until such order is obtained the Manufacturer shall be permitted to perform hereunder to and on the instruction of the person that is the then Entitled Party designated prior to such proceeding, conflicting claim or other dispute having arisen and the Manufacturer shall have no liability to any other Relevant Party in connection therewith. Any Relevant Party shall indemnify, defend and hold harmless the Manufacturer from all Liabilities (including legal fees and expenses, including legal fees and expenses incurred in connection with the enforcement of this indemnity) incurred, imposed on, asserted against or suffered by the Manufacturer and arising out or related to any such proceeding, conflicting claim, dispute or court order;

5.5
without limiting the foregoing, the Manufacturer may refrain from doing anything and shall not be required to take any action that, in its good faith opinion, is contrary to any applicable law or regulation, may be otherwise actionable in any legal proceeding by any person or otherwise expose the Manufacturer to liability, and may do anything which, in its good faith opinion, is necessary or desirable to comply with any applicable law or regulation; and

5.6
the Manufacturer shall not be deemed to have knowledge of any change in the authority of any Relevant Party to exercise the rights established under this Agreement until the Manufacturer has received written notice thereof in accordance with this Agreement.

6.	PARTIAL INVALIDITY
If, at any time, any provision hereof is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions hereof nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.

7.	REMEDIES AND WAIVERS
No failure by the Manufacturer or any Relevant Party to exercise, nor any delay in exercising, any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy prevent any further or other exercise thereof or the exercise of any other right or remedy.

[***] - Exhibit K - FORM OF AWA
PRIVILEGED AND CONFIDENTIAL

Exhibit K: Form of AWA

8.	NOTICES

8.1	Form of Communication
Any notice or other communication given or to be made under this Agreement shall be in writing in the English language and shall be addressed to the recipient as set out below. In the absence of evidence of earlier receipt, any notice or other communication shall be deemed to have been duly given:

8.1.1	if sent by post, five (5) Business Days after posting; and

8.1.2
if sent by fax, when confirmation of its clear transmission has been recorded on the sender's fax machine.
Any notice or other communication delivered to the Manufacturer outside 9am to 5pm (Toulouse time) on a Business Day shall only be deemed effective at 9am (Toulouse time) on the next Business Day.

8.2	Relevant Parties' Addresses
The contact details for any Relevant Party shall be set out in a Relevant Notice or shall be such other address as such Relevant Party may notify to the Manufacturer from time to time in writing.

8.3	Manufacturer's Address
The contact details for the Manufacturer are as set out below as at the date of this Agreement:
Address: Airbus S.A.S.
2, rond-point Emile Dewoitine
31700 Blagnac Cedex - France
Fax: +33 (0)5 61 93 46 10
Attention: Head of Contracts - Customer Services

The Manufacturer may amend the contact details specified above by sending written notice to the Controlling Party.

8.4	Electronic Mail
Any notice or other communication given or to be made under this Agreement to the Manufacturer shall also be sent by electronic mail to the following address (provided that the receipt or non-receipt of such electronic mail by the Manufacturer shall not affect the rights or obligations of any person under this Agreement): AWA.notification@airbus.com.

[***] - Exhibit K - FORM OF AWA
PRIVILEGED AND CONFIDENTIAL

Exhibit K: Form of AWA

9.	BENEFIT OF AGREEMENT
No Relevant Party may assign or otherwise transfer (in whole or in part) any rights that it may have under this Agreement or the Warranties (including any rights to proceeds of any claim in respect of the Warranties) other than pursuant to the delivery of a Relevant Notice to the Manufacturer in strict compliance with the express provisions of this Agreement and any such transfer shall only be effective as to the Manufacturer upon its receipt of the applicable Relevant Notice as provided herein. Any purported assignment or other transfer by a Relevant Party of rights hereunder or the Warranties that does not comply with the requirements of this Agreement shall be null and void and of no force or effect. No provision of this Agreement is intended to or shall confer upon any person other than the Manufacturer and the Relevant Parties from time to time any rights, remedies or other benefits hereunder.

10.	LAW AND JURISDICTION

10.1	Governing Law
PURSUANT TO AND IN ACCORDANCE WITH SECTION 5 1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW (OR ANY SIMILAR SUCCESSOR PROVISION), EACH OF THE MANUFACTURER AND (BY THEIR SIGNATURE OF RELEVANT NOTICE(S)) THE RELEVANT PARTIES AGREES THAT THIS AGREEMENT IN ALL RESPECTS AND ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY DEALINGS BETWEEN THE PARTIES RELATING TO THE SUBJECT MATTER OF THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THE RELATIONSHIPS BEING ESTABLISHED HEREUNDER, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK AS APPLIED TO CONTRACTS TO BE PERFORMED WHOLLY WITHIN THE STATE OF NEW YORK. THE UNITED NATIONS CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS SHALL NOT APPLY.

10.2	Exclusive Jurisdiction

10.2.1	Pursuant to and in accordance with Section 5 1402 of the New York General Obligations Law, each of the Manufacturer and (by their signature of Relevant Notice(s)) the Relevant Parties irrevocably agrees that the United States District Court for the Southern District of New York sitting in The Borough of Manhattan and any New York state court sitting in the County of New York, New York, and all related appellate courts, shall have exclusive jurisdiction to hear and settle any suit, action, proceeding or other dispute arising out of or relating to this Agreement, including any claim or cause of action based upon or arising out of this Agreement or any dealings between the parties relating to the subject matter of this Agreement or the transactions contemplated hereby or the relationships being established hereunder and submits itself and its property to the jurisdiction of the foregoing courts with respect to such suit, action, proceeding or other dispute, hereby waiving any other jurisdictions which may be available thereto by reason of domicile or otherwise.

[***] - Exhibit K - FORM OF AWA
PRIVILEGED AND CONFIDENTIAL

Exhibit K: Form of AWA

10.2.2	Each of the Manufacturer and (by their signature of Relevant Notice(s)) the Relevant Parties:

(a)
waives to the fullest extent permitted by law any objection which it may now or hereafter have to the courts referred to in Clause 10.2.1 (Exclusive Jurisdiction) on grounds of inconvenient forum or otherwise as regards suits, actions, proceedings or other disputes in connection with this Agreement;

(b)
waives to the fullest extent permitted by law any objection which it may now or hereafter have to the laying of venue of any suit, action, proceeding or other dispute arising out of or relating to this Agreement brought in the courts referred to in Clause 10.2.1 (Exclusive Jurisdiction); and

(c)
agrees that a judgment or order of any court referred to in Clause 10.2.1 (Exclusive Jurisdiction) in connection with this Agreement is conclusive and binding on it and may be enforced against it in the courts of any other jurisdiction as if made by the highest court in that other jurisdiction and accordingly will not seek to, nor be entitled to, contest and/or delay and/or obstruct registration or enforcement of any such judgment and/or award and/or order on grounds of public policy or otherwise.

10.2.3	Waiver of Jury Trial
EACH OF THE MANUFACTURER AND (BY THEIR SIGNATURE OF RELEVANT NOTICE(S)) THE RELEVANT PARTIES HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY AND ALL RIGHTS TO A JURY TRIAL IN RESPECT OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THE RELATIONSHIP BEING ESTABLISHED HEREUNDER. EACH RELEVANT PARTY REPRESENTS AND WARRANTS THAT IT HAS REVIEWED AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH ITS LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT. IN THE EVENT OF LITIGATION, THIS CLAUSE MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

[***] - Exhibit K - FORM OF AWA
PRIVILEGED AND CONFIDENTIAL

Exhibit K: Form of AWA

10.3	Service of Process
In addition, each of the Manufacturer and (by their signature of Relevant Notice(s)) the Relevant Parties agrees that any and all process and other documents commencing or relating to any suit, action, proceeding or other dispute may be served by prepaid mailing by air mail, certified or registered mail, or by personal delivery (including by Federal Express, DHL, UPS or other air courier service), at its address for notice provided for in Clause 8 (Notices) above. These documents may, however, also be served on it anywhere in the world and in any other manner, in each case to the extent permitted by law.

SCHEDULE 1
DEFINITIONS AND INTERPRETATION
PART A - SPECIFIC DEFINITIONS
"Airframe" means the <Name of Aircraft Type> with manufacturer's serial number <MSN details> (excluding the Propulsion Systems installed thereon) together with all parts incorporated in, installed on or attached to such airframe on the Delivery Date.
"Buyer" means [OWNER], being the person named as "Buyer" in the bill of sale in respect of the Aircraft issued by the Manufacturer on the Delivery Date.
"Initial Controlling Party" means [insert name of security trustee/lessor] [(as security trustee for certain other parties pursuant to certain transaction documents relating to the financing of the Aircraft)].
"Initial Entitled Party" means [insert name of operator of the Aircraft].
PART B - GENERAL DEFINITIONS
"Aircraft" means, collectively, the Airframe and the Propulsion Systems installed thereon.
"Aircraft Purchase Agreement" means the purchase agreement pursuant to which, inter alia, the Manufacturer has agreed to sell the Aircraft.
"Aviation Authorities" means when used in respect of any jurisdiction the government entity which, under the laws of such jurisdiction, has control over civil aviation or the registration, airworthiness or operation of aircraft in such jurisdiction.
"Business Day" means a day (other than a Saturday or Sunday) on which banks are open for general business in Toulouse, France.
"Buyer Furnished Equipment" means the items described in the list attached to the BFE bill of sale delivered to the Manufacturer on the Delivery Date.
"Controlling Party" means, at any time, the person who is the controlling party for the purposes of this Agreement, being the Initial Controlling Party or the person named as the New Controlling Party in any Replacement Controlling Party Notice delivered to the Manufacturer in accordance with this Agreement.
"Delivery" means the transfer of title to the Aircraft by the Manufacturer to the Buyer.
"Delivery Date" means the date on which Delivery occurs.
"Eligible Person" means:

(i)	in the case of the Entitled Party: the person that has the present right to possession of the Airframe, whether (a) as owner, mortgagee or pledgee or under a lease or other bailment of the Airframe or any analogous instrument or (b) as a duly appointed nominee of any such person;
[***] - Exhibit K - FORM OF AWA
PRIVILEGED AND CONFIDENTIAL
Exhibit K: Form of AWA

(ii)	in the case of the Controlling Party: a person that either (a) has the present right to possession of the Airframe whether (x) as owner, mortgagee or pledgee or under a lease or other bailment of the Airframe or any analogous instrument or (y) as a duly appointed nominee of any such person; or (b) may have such right subject only to the enforcement of rights under the Transaction Documents; and

(iii)	in all cases, a person that is neither (a) subject to any sanctions or similar instruments such as would result in the Manufacturer being in breach of any laws or sanctions of the United States of America, France, the European Union or the United Nations by having a legal relationship under this Agreement with such person in respect of the Warranties and the Airframe nor (b) an aircraft manufacturer or a person owned or controlled by an aircraft manufacturer.

"Entitled Party" means, at any time, the person who is entitled at such time to make claims under the Warranties under and in accordance with this Agreement, being the Initial Entitled Party or the person named as the new Entitled Party in any Replacement Entitled Party Notice delivered to the Manufacturer in accordance with this Agreement.
"Initial Notice" means a notice signed by the Initial Entitled Party and the Initial Controlling Party in the form of Schedule 3 (Initial Notice).
"Liabilities" means losses, liabilities, actions, claims, proceedings, penalties, fines, judgments, damages, fees, costs and expenses and "Liability" means any such thing.
"New Controlling Party" has the meaning given to that term in Clause 4.2.3 (Termination of Controlling Party's Rights).
"New Entitled Party" has the meaning given to that term in Clause 4.1.3 (Termination of Entitled Party's Rights).
"Outgoing Controlling Party" has the meaning given to that term in Clause 4.2.3 (Termination of Controlling Party's Rights).
"Outgoing Entitled Party" has the meaning given to that term in Clause 4.1.3 (Termination of Entitled Party's Rights).
"Propulsion Systems" means the engines and, if provided by the engine manufacturer, the nacelles and thrust reversers installed on the Aircraft at Delivery.
"Propulsions Systems Manufacturer" means the manufacturer of the Propulsion Systems.
"Relevant Notice" means an Initial Notice, a Replacement Entitled Party Notice or a Replacement Controlling Party Notice.
"Relevant Party" means, at any time, each of the Entitled Party and the Controlling Party at such time.
"Replacement Controlling Party Notice" means a notice, executed by the Outgoing Controlling Party and the New Controlling Party named therein, in the form of Schedule 5 (Replacement Controlling Party Notice).
"Replacement Entitled Party Notice" means a notice, executed by the Controlling Party and the New Entitled Party named therein, in the form of Schedule 4 (Replacement Entitled Party Notice).
"Seller's Representatives" means a customer support representative of the Manufacturer.

[***] - Exhibit K - FORM OF AWA
PRIVILEGED AND CONFIDENTIAL

Exhibit K: Form of AWA

"Service Bulletin" means the document used to notify officially an airline of the technical data governing embodiment of modifications (or the accomplishment of inspections to be performed) on in-service aircraft.
"Service Life Policy" has the meaning set out in clause 12.2 of Schedule 2 (Warranties).
"Specification" means the aircraft specification as further detailed in the Technical Data available to the Buyer at Delivery.
"Technical Data" means the technical data and software services provided by the Manufacturer to the Buyer in respect of the Aircraft at Delivery.
"Transaction Documents" means all documents (excluding this Agreement and any Relevant Notice and the Aircraft Purchase Agreement) entered into between the Relevant Parties and other persons in connection with the acquisition, leasing, bailment and/or financing of the Aircraft.
"Warranties" means, insofar as they relate to the Airframe, such warranties, rights and provisions as are set out in Schedule 2 (Warranties).

[***] - Exhibit K - FORM OF AWA
PRIVILEGED AND CONFIDENTIAL

Exhibit K: Form of AWA

[***]

[***] - Exhibit K - FORM OF AWA
PRIVILEGED AND CONFIDENTIAL

Exhibit K: Form of AWA

S E R V I C E L I F E P O L I C Y

L I S T O F I T E M S

[***] - Exhibit K - FORM OF AWA
PRIVILEGED AND CONFIDENTIAL

Exhibit K: Form of AWA

SELLER SERVICE LIFE POLICY

1	The Items covered by the Service Life Policy pursuant to Clause 12.2 are those Seller Items of primary and auxiliary structure described hereunder.

2	WINGS - CENTER AND OUTER WING BOX (LEFT AND RIGHT)

2.1	Wing Structure

2.1.1	Spars

2.1.2	Ribs and stringers inside the wing box

2.1.3	Upper and lower wing skin panels of the wing box

2.2	Fittings

2.2.1	Support structure and attachment fittings for the flap structure

2.2.2	Support structure and attachment fitting for the engine pylons

2.2.3	Support structure and attachment fitting for the main landing gear

2.2.4	Support structure and attachment fitting for the center wing box

2.3	Auxiliary Support Structure

2.3.1	For the slats:

2.3.1.1	Ribs supporting the track rollers on wing box structure

2.3.1.2	Ribs supporting the actuators on wing box structure

[***] - Exhibit K - FORM OF AWA
PRIVILEGED AND CONFIDENTIAL

Exhibit K: Form of AWA

2.3.2	For the ailerons:

2.3.2.1	Hinge brackets and ribs on wing box rear spar or shroud box

2.3.2.2	Actuator fittings on wing box rear spar or shroud box

2.3.3	For airbrakes, spoilers, lift dumpers:

2.3.3.1	Hinge brackets and ribs on wing box rear spar or shroud box

2.3.3.2	Actuator fittings on wing box rear spar or shroud box

2.4	Pylon

2.4.1	For the Pylon Main Structural Box

2.4.1.1	Spars

2.4.1.2	Ribs

2.4.1.3	Skin, doublers and stiffeners

2.4.1.4	Support structure and attachment fitting for engine supports
3 FUSELAGE

3.1	Fuselage structure

3.1.1	Fore and aft bulkheads
3.1.2 Pressurized floors and bulkheads surrounding the main and nose gear wheel well and center wing box
3.1.3 Skins with doublers, stringers and frames from the forward pressure bulkheads to the frame supporting the rear attachment of horizontal stabilizer

3.1.4	Window and windscreen attachment structure but excluding transparencies

[***] - Exhibit K - FORM OF AWA
PRIVILEGED AND CONFIDENTIAL

Exhibit K: Form of AWA

3.1.5	Passenger and cargo doors internal structure

3.1.6	Sills, excluding scuff plates, and upper beams surrounding passenger and cargo door apertures

3.1.7	Cockpit floor structure and passenger cabin floor beams excluding floor panels and seat rails

3.1.8	Keel beam structure

3.2	Fittings

3.2.1	Landing gear support structure and attachment fitting

3.2.2	Support structure and attachment fittings for the vertical and horizontal stabilizers

3.2.3	Support structure and attachment fitting for the APU

4	STABILIZERS

4.1	Horizontal Stabilizer Main Structural Box

4.1.1	Spars

4.1.2	Ribs

4.1.3	Upper and lower skins and stringers

4.1.4	Support structure and attachment fitting to fuselage and trim screw actuator

4.1.5	Elevator support structure

4.1.5.1	Hinge bracket

[***] - Exhibit K - FORM OF AWA
PRIVILEGED AND CONFIDENTIAL

Exhibit K: Form of AWA

4.1.5.2	Servocontrol attachment brackets

4.2	Vertical Stabilizer Main Structural Box

4.2.1	Spars

4.2.2	Ribs

4.2.3	Skins and stringers

4.2.4	Support structure and attachment fitting to fuselage

4.2.5	Rudder support structure

4.2.5.1	Hinge brackets

4.2.5.2	Servocontrol attachment brackets

5	EXCLUSIONS
Bearing and roller assemblies, bearing surfaces, bushings, fittings other than those listed above, access and inspection doors, including manhole doors, latching mechanisms, all system components, commercial interior parts, insulation and related installation and connecting devices are excluded from this Seller Service Life Policy.

[***] - Exhibit K - FORM OF AWA
PRIVILEGED AND CONFIDENTIAL

Exhibit K: Form of AWA

SCHEDULE 3
INITIAL NOTICE
To: Airbus S.A.S.
Attention: Head of Contracts - Customer Services

CC:	[Name of Buyer] [NB - N/A if Buyer is Initial Entitled Party or Initial Controlling Party]
Attention: [•]
[Date of the Agreement]
One <Name of Aircraft Type> airframe with MSN <MSN Details> (the "Airframe")

1.
Unless otherwise defined, terms used in this notice bear the same meanings as those set forth in the airframe warranties agreement dated [•] entered into by Airbus S.A.S. in relation to the Airframe (the "Airframe Warranties Agreement").

2.	We hereby give notice that: (a) [•] is the Initial Entitled Party; and (b) [•] is the Initial Controlling Party.

3.	The contact details of the Initial Entitled Party for the purposes of clause 8.2 (Relevant Parties' Addresses) of the Airframe Warranties Agreement are as follows:
[•]

4.	The contact details of the Initial Controlling Party for the purposes of clause 8.2 (Relevant Parties' Addresses) of the Airframe Warranties Agreement are as follows:
[•]

5.	This is the Initial Notice.

6.	By its signature below and in consideration of the Manufacturer making available to it the rights specified under the Airframe Warranties Agreement and for other good and valuable consideration, receipt of which is hereby acknowledged, the Initial Entitled Party hereby: (i) represents and warrants that it is an Eligible Person; and (ii) joins as party to, and agrees to be bound by and perform its obligations under (as, and for so long as it remains, the Entitled Party) the terms and conditions of, the Airframe Warranties Agreement.

7.	By its signature below and in consideration of the Manufacturer making available to it the rights specified under the Airframe Warranties Agreement and for other good and valuable consideration, receipt of which is hereby acknowledged, the Initial Controlling Party hereby: (i) represents and warrants that it is an Eligible Person; and (ii) joins as party to, and agrees to be bound by and perform its obligations under (as, and for so long as it remains, the Controlling Party) the terms and conditions of, the Airframe Warranties Agreement.

[***] - Exhibit K - FORM OF AWA
PRIVILEGED AND CONFIDENTIAL

Exhibit K: Form of AWA

8.	This notice shall be governed by and construed in accordance with the laws of the State of New York.

[***] - Exhibit K - FORM OF AWA
PRIVILEGED AND CONFIDENTIAL

Exhibit K: Form of AWA

[NAME OF CONTROLLING PARTY]
By: _______________________
Title: _______________________

[NAME OF ENTITLED PARTY]
By: _______________________
Title: _______________________

Accepted and agreed for and on behalf of:
AIRBUS S.A.S.
By: _______________________
Title: _______________________

[***] - Exhibit K - FORM OF AWA
PRIVILEGED AND CONFIDENTIAL

Exhibit K: Form of AWA

SCHEDULE 4
REPLACEMENT ENTITLED PARTY NOTICE
To: Airbus S.A.S.
Attention: Head of Contracts - Customer Services
CC: [Outgoing Entitled Party]
Attention: [•]
[Date]
One <Name of Aircraft Type> airframe with MSN <MSN Details> (the "Airframe")

1.
Unless otherwise defined, terms used in this notice bear the same meanings as those set forth in the airframe warranties agreement dated [•] entered into by Airbus S.A.S. in relation to the Airframe (the "Airframe Warranties Agreement").

2.
[•] (the "Controlling Party") hereby gives notice that, as from today's date: (a) [•] (being the "Outgoing Entitled Party" for the purposes of the Airframe Warranties Agreement) has ceased to be the Entitled Party; and (b) [•] (the "New Entitled Party") is the new Entitled Party.

3.	The contact details of the New Entitled Party for the purposes of clause 8.2 (Relevant Parties' Addresses) of the Airframe Warranties Agreement are as follows:
[•]

4.	This is a Replacement Entitled Party Notice.

5.	By its signature below and in consideration of the Manufacturer making available to it the rights specified under the Airframe Warranties Agreement and for other good and valuable consideration, receipt of which is hereby acknowledged, the New Entitled Party hereby: (i) represents and warrants that it is an Eligible Person; and (ii) joins as party to, and agrees to be bound by and perform its obligations under (as, and for so long as it remains, the Entitled Party) the terms and conditions of, the Airframe Warranties Agreement.

6.	This notice shall be governed by and construed in accordance with the laws of the State of New York.

[***] - Exhibit K - FORM OF AWA
PRIVILEGED AND CONFIDENTIAL

Exhibit K: Form of AWA

[NAME OF CONTROLLING PARTY]
By: _______________________
Title: _______________________

[NAME OF NEW ENTITLED PARTY]
By: _______________________
Title: _______________________

Accepted and agreed for and on behalf of:
AIRBUS S.A.S.
By: _______________________
Title: _______________________

[***] - Exhibit K - FORM OF AWA
PRIVILEGED AND CONFIDENTIAL

Exhibit K: Form of AWA

SCHEDULE 5
REPLACEMENT CONTROLLING PARTY NOTICE
To: Airbus S.A.S.
Attention: Head of Contracts - Customer Services
CC: [Entitled Party]
Attention: [•]
[Date]
One <Name of Aircraft Type> airframe with MSN <MSN Details> (the "Airframe")

1.
Unless otherwise defined, terms used in this notice bear the same meanings as those set forth in the airframe warranties agreement dated [•] entered into by Airbus S.A.S. in relation to the Airframe (the "Airframe Warranties Agreement").

2.	We hereby give notice that, as from today's date: [•] (the "Outgoing Controlling Party") has ceased to be the Controlling Party; and [•] (the "New Controlling Party") is the new Controlling Party.

3.	The contact details of the New Controlling Party for the purposes of clause 8.2 (Relevant Parties' Addresses) of the Airframe Warranties Agreement are as follows:
[•]

4.	This is a Replacement Controlling Party Notice.

5.	By its signature below and in consideration of the Manufacturer making available to it the rights specified under the Airframe Warranties Agreement and for other good and valuable consideration, receipt of which is hereby acknowledged, the New Controlling Party hereby: (i) represents and warrants that it is an Eligible Person; and (ii) joins as party to, and agrees to be bound by and perform its obligations under (as, and for so long as it remains, the Controlling Party) the terms and conditions of, the Airframe Warranties Agreement.

6.	This notice shall be governed by and construed in accordance with the laws of the State of New York.

[***] - Exhibit K - FORM OF AWA
PRIVILEGED AND CONFIDENTIAL

Exhibit K: Form of AWA

[NAME OF RETIRING CONTROLLING PARTY]
By: _______________________
Title: _______________________

[NAME OF NEW CONTROLLING PARTY]
By: _______________________
Title: _______________________

Accepted and agreed for and on behalf of:
AIRBUS S.A.S.
By: _______________________
Title: _______________________

[***] - Exhibit K - FORM OF AWA
PRIVILEGED AND CONFIDENTIAL

Exhibit K: Form of AWA

EXECUTION PAGE

AIRBUS S.A.S.
By: __________________________
Title: __________________________

[***] - Exhibit K - FORM OF AWA
PRIVILEGED AND CONFIDENTIAL

Letter Agreement No. 1 to
A320 Neo Family Purchase Agreement

As of December 20, 2019

Spirit Airlines, Inc.
2800 Executive Way
Miramar, Florida 33025

RE: [***]

Ladies and Gentlemen,

SPIRIT AIRLINES, INC. (the "Buyer") and AIRBUS S.A.S. (the "Seller") have entered an A320 NEO Family Purchase Agreement, dated as of the date hereof (the "Agreement"). The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 1 (this "Letter Agreement") certain additional terms and conditions regarding the purchase and sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. Except when used in quoted text, the terms "herein," "hereof" and "hereunder" and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

1	[***]

2	ASSIGNMENT

[***]

3	MISCELLANEOUS

The provisions of Clauses 22.5, 22.8 and 20.13 of the PA are incorporated herein by reference and made a part hereof as though set forth in full herein.

[SIGNATURE PAGE FOLLOWS]

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By: /s/ Benoit de Saint-Exupery
Name: Benoit de Saint-Exupery
Title: Senior Vice President, Contracts

Accepted and agreed:

SPIRIT AIRLINES, INC.

By:/s/ Scott M Haralson
Name: Scott M. Haralson
Title: Senior Vice President and Chief Financial Officer

Letter Agreement No. 2 to
A320 Neo Family Purchase Agreement

As of December 20, 2019
Spirit Airlines, Inc.
2800 Executive Way
Miramar, Florida 33025

RE: [***]

Ladies and Gentlemen,

SPIRIT AIRLINES, INC. (the "Buyer") and AIRBUS S.A.S. (the "Seller") have entered an A320 NEO Family Purchase Agreement, dated as of the date hereof (the "Agreement"). The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 2 (this "Letter Agreement") certain additional terms and conditions regarding the purchase and sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. Except when used in quoted text, the terms "herein," "hereof" and "hereunder" and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

1	[***]

2	ASSIGNMENT

[***]

3. MISCELLANEOUS
The provisions of Clauses 22.5, 22.8 and 20.13 of the Agreement are incorporated herein by reference and made a part hereof as though set forth in full herein.

[SIGNATURE PAGE FOLLOWS]

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.
By: /s/ Benoit de Saint-Exupery
Name: Benoit de Saint-Exupery
Title: Senior Vice President, Contracts

Accepted and agreed:

SPIRIT AIRLINES, INC.

By: /s/ Scott M Haralson
Name: Scott M. Haralson
Title: Senior Vice President and Chief Financial Officer

CFM A319 NEO PERFORMANCE GUARANTEE

Letter Agreement No. 3 - 1.1 to
A320 Neo Family Purchase Agreement
As of December 20, 2019
Spirit Airlines, Inc.
2800 Executive Way
Miramar, Florida 33025

RE: CFM A319 NEO PERFORMANCE GUARANTEE

Ladies and Gentlemen,

SPIRIT AIRLINES, INC. (the "Buyer") and AIRBUS S.A.S. (the "Seller") have entered an A320 NEO Family Purchase Agreement, dated as of the date hereof (the "Agreement"). The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 3 - 1.1. (this "Letter Agreement") certain additional terms and conditions regarding the purchase and sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. Except when used in quoted text, the terms "herein," "hereof" and "hereunder" and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

CFM A319 NEO PERFORMANCE GUARANTEE

1 AIRCRAFT CONFIGURATION

The guarantees defined in this Letter Agreement (the "Performance Guarantees") are applicable to the A319neo Aircraft as described in the Standard Specification reference [***] amended by Specification Change Notices (SCNs) for:

- installation of [***] engines

- Design Weights as follows:
Maximum Take-Off Weight (MTOW) [***]
Maximum Landing Weight (MLW) [***]
Maximum Zero Fuel Weight (MZFW) [***]

hereinafter referred to as the "Performance Specification", and without taking into account any further changes thereto as provided in the Agreement.

2 GUARANTEED PERFORMANCE

2.1 Take-Off Field Length guarantee

FAR certified take-off field length at an Aircraft gross weight of [***] lb at the start of ground run in ISA+15°C conditions at Sea Level pressure altitude shall be not more than a guaranteed value of [***]

2.2 Landing Field Length guarantee

FAR certified landing field length at an Aircraft gross weight of [***] lb at Sea Level pressure altitude shall be not more than a guaranteed value of [***].

2.3 Specific Range guarantee

The average nautical miles per pound of fuel at a fixed Mach number of [***] in ISA conditions at Aircraft gross weights and pressure altitudes as defined below:

[***]

shall be not less than a guaranteed value [***]

CFM A319 NEO PERFORMANCE GUARANTEE

3 MISSION GUARANTEES

3.1 Mission Payload BOG-FLL

The Aircraft shall be capable of carrying a payload of not less than a guaranteed value of 29,900 lb over a still air Stage Distance of 1,551 nautical miles (assumed representative of BOG to FLL with 4 kt headwind) when operated under the conditions defined below.

3.1.1	The departure airport conditions (assumed representative of BOG runway 13R) are as defined below:

Elevation : 8,348 ft
Outside Air Temperature : 20°C
Take-Off Run Available (TORA) : 12,467 ft
Take-Off Distance Available (TODA) : 12,467 ft
Accelerate-Stop Distance Available (ASDA) : 12,467 ft
Runway slope : +0.0%
Wind : zero
Obstacles (heights and distances : Height Distance
from end of TORA) : 28 ft 2,942 ft
: 223 ft 16,682 ft
: 269 ft 17,357 ft
: 310 ft 23,801 ft

Destination airport conditions are assumed to allow the required landing weight to be used without restriction. Pressure altitude is 65 ft at destination airport.

3.1.2	An allowance of 430 lb of fuel is assumed for 13 min APU, engine start and 14 min taxi-out.

3.1.3	An allowance of 460 lb of fuel is assumed for take-off and initial climb to 1,500 ft pressure altitude above departure airport with acceleration to climb speed.

3.1.4
Climb from 1,500 ft pressure altitude above departure airport to cruise altitude using maximum climb thrust, cruise at optimum westbound flight levels at a fixed Mach number not less than 0.78 and descent to 1,500 ft pressure altitude above destination airport are conducted in ISA+5°C conditions. Climb and descent speeds below 10,000 ft shall be 250 knots CAS.

3.1.5	An allowance of 280 lb of fuel is assumed for 6 min approach and landing at destination airport.

3.1.6	An allowance of 200 lb of fuel is assumed for 9 min taxi-in (taken from the reserves).

3.1.7	Stage Distance is defined as the distance covered during climb, cruise and descent as described above.

3.1.8	At the end of approach and landing, an amount of 7,760 lb of fuel will remain in the tanks. This represents the estimated fuel required for:

a) Contingency fuel: 45 min continued cruise plus 30 min holding at 10,000 ft
b) Missed approach
c) Diversion in ISA+5°C conditions over a still air distance of 195 nautical miles (assumed representative of FLL to MCO with 17 kt headwind) starting and ending at 1,500 ft pressure altitude above destination and alternate airports
d) Approach and landing at alternate.

3.2 Mission Block Fuel DFW-FLL (winter)

When carrying a fixed payload of 34,008 lb (representative of 156 passengers at 218 lb per passenger) over a still air Stage Distance of 958 nautical miles (assumed representative of DFW to FLL with 44 kt tailwind), the Aircraft shall consume a Block Fuel of not more than a guaranteed value of 11,300 lb when operated under the conditions defined below.

3.2.1	The departure airport conditions (assumed representative of DFW runway 18L) are as defined below:

Elevation : 602 ft
Outside Air Temperature : 12°C
Take-Off Run Available (TORA) : 13,400 ft
Take-Off Distance Available (TODA) : 13,400 ft

Accelerate-Stop Distance Available (ASDA) : 13,400 ft
Runway slope : +0.0%
Wind : zero
Obstacles : none

Destination airport conditions are assumed to allow the required landing weight to be used without restriction. Pressure altitude is 65 ft at destination airport.

3.2.2	An allowance of 430 lb of fuel is assumed for 13 min APU, engine start and 14 min taxi-out.

3.2.3	An allowance of 360 lb of fuel is assumed for take-off and initial climb to 1,500 ft pressure altitude above departure airport with acceleration to climb speed.

3.2.4
Climb from 1,500 ft pressure altitude above departure airport to cruise altitude using maximum climb thrust, cruise at optimum eastbound flight levels at a fixed Mach number not less than 0.78 and descent to 1,500 ft pressure altitude above destination airport are conducted in ISA+5°C conditions. Climb and descent speeds below 10,000 ft shall be 250 knots CAS.

3.2.5	An allowance of 280 lb of fuel is assumed for 6 min approach and landing at destination airport.

3.2.6	An allowance of 200 lb of fuel is assumed for 9 min taxi-in (taken from the reserves).

3.2.7	Stage Distance is defined as the distance covered during climb, cruise and descent as described above.
Block Fuel is defined as the fuel used during APU, engine start, taxi-out, take-off and initial climb, climb, cruise, descent, approach and landing and taxi-in as described above.

3.2.8	At the end of approach and landing, an amount of 8,030 lb of fuel will remain in the tanks. This represents the estimated fuel required for:

a) Contingency fuel: 45 min continued cruise plus 30 min holding at 10,000 ft
b) Missed approach

c) Diversion in ISA+5°C conditions over a still air distance of 207 nautical miles (assumed representative of FLL to MCO with 45 kt headwind) starting and ending at 1,500 ft pressure altitude above destination and alternate airports
d) Approach and landing at alternate.

3.3 Mission Block Fuel DFW-FLL (summer)

When carrying a fixed payload of 34,008 lb (representative of 156 passengers at 218 lb per passenger) over a still air Stage Distance of 1,001 nautical miles (assumed representative of DFW to FLL with 22 kt tailwind), the Aircraft shall consume a Block Fuel of not more than a guaranteed value of 11,740 lb when operated under the conditions defined below.

3.3.1	The departure airport conditions (assumed representative of DFW runway 18L) are as defined below:

Elevation : 602 ft
Outside Air Temperature : 25°C
Take-Off Run Available (TORA) : 13,400 ft
Take-Off Distance Available (TODA) : 13,400 ft
Accelerate-Stop Distance Available (ASDA) : 13,400 ft
Runway slope : +0.0%
Wind : zero
Obstacles : none

Destination airport conditions are assumed to allow the required landing weight to be used without restriction. Pressure altitude is 65 ft at destination airport.

3.3.2	An allowance of 430 lb of fuel is assumed for 13 min APU, engine start and 14 min taxi-out.

3.3.3	An allowance of 390 lb of fuel is assumed for take-off and initial climb to 1,500 ft pressure altitude above departure airport with acceleration to climb speed.

3.3.4
Climb from 1,500 ft pressure altitude above departure airport to cruise altitude using maximum climb thrust, cruise at optimum eastbound flight levels at a fixed Mach number not less than 0.78 and descent to 1,500 ft pressure altitude above destination airport are conducted in ISA+5°C conditions. Climb and descent speeds below 10,000 ft shall be 250 knots CAS.

3.3.5	An allowance of 290 lb of fuel is assumed for 6 min approach and landing at destination airport.

3.3.6	An allowance of 200 lb of fuel is assumed for 9 min taxi-in (taken from the reserves).

3.3.7	Stage Distance is defined as the distance covered during climb, cruise and descent as described above.
Block Fuel is defined as the fuel used during APU, engine start, taxi-out, take-off and initial climb, climb, cruise, descent, approach and landing and taxi-in as described above.

3.3.8	At the end of approach and landing, an amount of 7,920 lb of fuel will remain in the tanks. This represents the estimated fuel required for:

a) Contingency fuel: 45 min continued cruise plus 30 min holding at 10,000 ft
b) Missed approach
c) Diversion in ISA+5°C conditions over a still air distance of 195 nautical miles (assumed representative of FLL to MCO with 17 kt headwind) starting and ending at 1,500 ft pressure altitude above destination and alternate airports
d) Approach and landing at alternate.

3.4 Operating Weight Empty

The mission guarantees as defined above are based on a fixed estimated Operating Weight Empty of 95,636 lb. Any volumetric limitation is excluded.

4 MANUFACTURER'S WEIGHT EMPTY GUARANTEE

The Manufacturer's Weight Empty of the Aircraft as defined in the Performance Specification shall be not more than a guaranteed value of 85,730 lb.

The Manufacturer's Weight Empty is as defined in Section 13 of the Standard Specification and will be derived from the weighing of the Aircraft with adjustments as defined in Clause 8 below.

5 NOISE GUARANTEE

The Aircraft as defined in the Performance Specification shall be certified in accordance with the requirements of Chapter 14 of ICAO Annex 16, Volume I, with a cumulative margin versus Chapter 14 of 11.2 EPNdB.

Noise data shall be obtained and evaluated in accordance with the requirements of Appendix 2 of Edition 7 of ICAO Annex 16, Volume I, dated July 2014.

6 PERFORMANCE GUARANTEES CONDITIONS

6.1	The performance certification requirements for the Aircraft, except where otherwise stated, are as stated in Section 02 of the Standard Specification.

6.2
For the determination of FAR take-off and landing performance a hard level dry runway surface with no runway strength limitation, no line-up allowance, no obstacles, zero wind, atmosphere according to ISA, except as otherwise stated, and the use of speedbrakes, flaps, associated speeds, landing gear, centre of gravity position and engines in the conditions liable to provide the best results are assumed.

6.3	When establishing take-off performance no air is bled from the engines for cabin air conditioning or anti-icing.

6.4 Climb, cruise, descent and holding performance elements of the Performance Guarantees include allowances for normal electrical load and for normal engine air bleed and power extraction associated with maximum cabin differential pressure as defined in the Standard Specification. Cabin air conditioning management during performance demonstration as described in Clause 7.3 below will be such as to optimize the Aircraft performance while meeting the minimum air conditioning requirements defined above. Unless otherwise stated no air

6.5	Where applicable the Performance Guarantees assume the use of an approved fuel with a density of 6.7 lb/USG and a Lower Heating Value of 18,590 BTU/lb.

7 GUARANTEE COMPLIANCE

7.1	Compliance with the Performance Guarantees shall be demonstrated using operating procedures and limitations in accordance with those defined by the Aviation Authority and by the Seller unless otherwise stated.

7.2	Compliance with the take-off, landing, one engine inoperative net ceiling and noise elements of the Performance Guarantees shall be demonstrated with reference to the approved Flight Manual.

7.3
Compliance with those parts of the Performance Guarantees defined in Clauses 2 and 3 above not covered by the requirements of the Aviation Authority shall be demonstrated by calculation based on data obtained during flight tests conducted on one (or more, at the Seller's discretion) A319neo aircraft of the same airframe/engine configuration as the Aircraft purchased by the Buyer and incorporated in the in-flight performance program and databases appropriate to the Aircraft.

7.4	Data derived from flight tests shall be adjusted as required using conventional methods of correction, interpolation or extrapolation in accordance with established aeronautical practices to show compliance with the Performance Guarantees.

7.5	Compliance with the Manufacturer's Weight Empty guarantee shall be demonstrated with reference to a weight compliance report.

7.6	The Seller undertakes to provide the Buyer with a report or reports demonstrating compliance with the Performance Guarantees at, or as soon as possible after, the Delivery of each Aircraft.

8 ADJUSTMENT OF PERFORMANCE GUARANTEES

8.1	In the event of any change to any law, governmental regulation or requirement or interpretation thereof by the Aviation Authority made subsequent to the date of the Agreement (the "Change in Law"), and such a Change in Law affects the Aircraft configuration or performance or both, the Performance Guarantees shall be appropriately modified to reflect the effect of such change.

8.2	The Performance Guarantees apply to the Aircraft as described in the Performance Guarantees and may be adjusted in the event of:
a) Any further configuration change which is the subject of a SCN,
b) Variation in actual weights of items defined in Section 13-10 of the Standard Specification.

9 EXCLUSIVE PERFORMANCE GUARANTEES

The Performance Guarantees are exclusive and are provided in lieu of any and all other performance and weight guarantees of any nature which may be stated, referenced or incorporated in the Performance Specification or any other document.
10 UNDERTAKING REMEDIES

10.1	Should an Aircraft fail to meet the Performance Guarantees specified in this Letter Agreement, the Seller shall use its reasonable endeavours to correct the deficiency to comply with the subject performance guarantee.

10.2	Should the Seller fail to develop and make available corrective means (including but not limited to kits, procedures, adjustment of design weights) of the above said deficiency, then the Seller shall for the affected Aircraft pay to the Buyer by way of liquidated damages subject to the Seller's maximum liability set forth hereunder on each anniversary date of the Delivery Date of the affected Aircraft for as long as the deficiency remains an amount of:

10.2.1
[***] based on the deficiency (expressed in percent) defined as the average of the deviations from the guaranteed values of the Specific Range and of the Mission Block Fuel guarantees (part of a percent to be prorated).

10.2.2	[***] based on the deficiency (expressed in pounds) of the Mission Payload guarantees.

10.2.3	[***] based on the deficiency (expressed in pounds) of the Manufacturer's Weight Empty guarantee.

10.3	In the event the Seller develops and makes available corrective means mentioned above the Seller shall pay to the Buyer the monthly prorated portion of the yearly liquidated damages due by the Seller on account of the year during which the corrective means are made available.

10.4
The Seller's maximum liability in respect of deficiency in performance of an Aircraft shall be limited to the payment of liquidated damages for a period of not more than [***] for that Aircraft, whichever occurs first. Payment of liquidated damages shall be deemed to settle all claims and remedies the Buyer would have against the Seller in respect of performance deficiencies.

11 INCONSISTENCIES

In the event of any inconsistency between the terms of this Letter Agreement and the terms of the Agreement, the terms of this Letter Agreement shall prevail over the terms of the Agreement.

12 ASSIGNMENT

[***]

13 CONFIDENTIALITY

This Letter Agreement (and its existence) shall be treated by both parties as confidential and shall not be released (or revealed) in whole or in part to any third party without the prior consent of the other party. In particular, each party agrees not to make any press release concerning the whole or any part of the contents and/or subject matter hereof or of any future addendum hereto without the prior consent of the other party.

14 LAW AND JURISDICTION

This Letter Agreement shall be governed by, and construed in accordance with, the laws of NY and the provisions of Clause 22.4 of the Agreement shall apply to this Letter Agreement.

[SIGNATURE PAGE FOLLOWS]

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,
AIRBUS S.A.S.

By: /s/ Benoit de Saint-Exupery
Its: Senior Vice President, Contracts

Accepted and agreed,
SPIRIT AIRLINES, INC.

By: /s/ Scott M Haralson
Its: Senior Vice President and Chief Financial Officer
For information only, at the time of the Agreement, the Operating Weight Empty of the Aircraft with a 156 seat layout (ref. 319-25.34258) for the purpose of the mission guarantees defined in Clause 3 above is as follow:

[***]

For information only, at the time of the Agreement, the Operating Weight Empty of the Aircraft with a 156 seat layout (ref. 319-25.34258) for the purpose of the mission guarantees defined in Clause 3 above is as follow:

[***]

IAE A319 NEO PERFORMANCE GUARANTEE

Letter Agreement No. 3 - 1.2 to
A320 Neo Family Purchase Agreement
As of December 20, 2019
Spirit Airlines, Inc.
2800 Executive Way
Miramar, Florida 33025
RE: IAE A319 NEO PERFORMANCE GUARANTEE

Ladies and Gentlemen,

SPIRIT AIRLINES, INC. (the "Buyer") and AIRBUS S.A.S. (the "Seller") have entered an A320 NEO Family Purchase Agreement, dated as of the date hereof (the "Agreement"). The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 3 - 1.1. (this "Letter Agreement") certain additional terms and conditions regarding the purchase and sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. Except when used in quoted text, the terms "herein," "hereof" and "hereunder" and words of similar import refer to this Letter Agreement.
Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

1 AIRCRAFT CONFIGURATION

The guarantees defined in this Letter Agreement (the "Performance Guarantees") are applicable to the A319neo Aircraft as described in the Standard Specification reference [***] amended by Specification Change Notices (SCNs) for:

- installation of [***] engines

- Design Weights as follows:
Maximum Take-Off Weight (MTOW) [***]
Maximum Landing Weight (MLW) [***]
Maximum Zero Fuel Weight (MZFW) [***]

hereinafter referred to as the "Performance Specification", and without taking into account any further changes thereto as provided in the Agreement.

2 GUARANTEED PERFORMANCE

2.1 Take-Off Field Length guarantee

FAR certified take-off field length at an Aircraft gross weight of [***] at the start of ground run in ISA+15°C conditions at Sea Level pressure altitude shall be not more than a guaranteed value of [***]

2.2 Landing Field Length guarantee

FAR certified landing field length at an Aircraft gross weight of at Sea Level pressure altitude shall be not more than a guaranteed value of [***]

2.3 Specific Range guarantee

The average nautical miles per pound of fuel at a fixed Mach number of [***] in ISA conditions at Aircraft gross weights and pressure altitudes as defined below:

[***]
shall be not less than a guaranteed value of [***]

3 MISSION GUARANTEES

3.1 Mission Payload BOG-FLL

The Aircraft shall be capable of carrying a payload of not less than a guaranteed value of 33,600 lb over a still air Stage Distance of 1,551 nautical miles (assumed representative of BOG to FLL with 4 kt headwind) when operated under the conditions defined below.

3.1.1	The departure airport conditions (assumed representative of BOG runway 13R) are as defined below:

Elevation : 8,348 ft
Outside Air Temperature : 20°C
Take-Off Run Available (TORA) : 12,467 ft
Take-Off Distance Available (TODA) : 12,467 ft
Accelerate-Stop Distance Available (ASDA) : 12,467 ft
Runway slope : +0.0%
Wind : zero
Obstacles (heights and distances : Height Distance
from end of TORA) : 28 ft 2,942 ft

: 223 ft 16,682 ft
: 269 ft 17,357 ft
: 310 ft 23,801 ft

Destination airport conditions are assumed to allow the required landing weight to be used without restriction. Pressure altitude is 65 ft at destination airport.

3.1.2	An allowance of 410 lb of fuel is assumed for 13 min APU, engine start and 14 min taxi-out.

3.1.3	An allowance of 460 lb of fuel is assumed for take-off and initial climb to 1,500 ft pressure altitude above departure airport with acceleration to climb speed.

3.1.4
Climb from 1,500 ft pressure altitude above departure airport to cruise altitude using maximum climb thrust, cruise at optimum westbound flight levels at a fixed Mach number not less than 0.78 and descent to 1,500 ft pressure altitude above destination airport are conducted in ISA+5°C conditions. Climb and descent speeds below 10,000 ft shall be 250 knots CAS.

3.1.5	An allowance of 280 lb of fuel is assumed for 6 min approach and landing at destination airport.

3.1.6	An allowance of 190 lb of fuel is assumed for 9 min taxi-in (taken from the reserves).

3.1.7	Stage Distance is defined as the distance covered during climb, cruise and descent as described above.

3.1.8	At the end of approach and landing, an amount of 7,850 lb of fuel will remain in the tanks. This represents the estimated fuel required for:

a) Contingency fuel: 45 min continued cruise plus 30 min holding at 10,000 ft
b) Missed approach
c) Diversion in ISA+5°C conditions over a still air distance of 195 nautical miles (assumed representative of FLL to MCO with 17 kt headwind) starting and ending at 1,500 ft pressure altitude above destination and alternate airports
d) Approach and landing at alternate.

3.2 Mission Block Fuel DFW-FLL (winter)

When carrying a fixed payload of 34,008 lb (representative of 156 passengers at 218 lb per passenger) over a still air Stage Distance of 958 nautical miles (assumed representative of DFW to FLL with 44 kt tailwind), the Aircraft shall consume a Block Fuel of not more than a guaranteed value of 11,220 lb when operated under the conditions defined below.

3.2.1	The departure airport conditions (assumed representative of DFW runway 18L) are as defined below:

Elevation : 602 ft
Outside Air Temperature : 12°C
Take-Off Run Available (TORA) : 13,400 ft
Take-Off Distance Available (TODA) : 13,400 ft
Accelerate-Stop Distance Available (ASDA) : 13,400 ft
Runway slope : +0.0%
Wind : zero
Obstacles : none

Destination airport conditions are assumed to allow the required landing weight to be used without restriction. Pressure altitude is 65 ft at destination airport.

3.2.2	An allowance of 410 lb of fuel is assumed for 13 min APU, engine start and 14 min taxi-out.

3.2.3	An allowance of 360 lb of fuel is assumed for take-off and initial climb to 1,500 ft pressure altitude above departure airport with acceleration to climb speed.

3.2.4
Climb from 1,500 ft pressure altitude above departure airport to cruise altitude using maximum climb thrust, cruise at optimum eastbound flight levels at a fixed Mach number not less than 0.78 and descent to 1,500 ft pressure altitude above destination airport are conducted in ISA+5°C conditions. Climb and descent speeds below 10,000 ft shall be 250 knots CAS.

3.2.5	An allowance of 280 lb of fuel is assumed for 6 min approach and landing at destination airport.

3.2.6	An allowance of 190 lb of fuel is assumed for 9 min taxi-in (taken from the reserves).

3.2.7	Stage Distance is defined as the distance covered during climb, cruise and descent as described above.
Block Fuel is defined as the fuel used during APU, engine start, taxi-out, take-off and initial climb, climb, cruise, descent, approach and landing and taxi-in as described above.

3.2.8	At the end of approach and landing, an amount of 7,960 lb of fuel will remain in the tanks. This represents the estimated fuel required for:

a) Contingency fuel: 45 min continued cruise plus 30 min holding at 10,000 ft
b) Missed approach
c) Diversion in ISA+5°C conditions over a still air distance of 207 nautical miles (assumed representative of FLL to MCO with 45 kt headwind) starting and ending at 1,500 ft pressure altitude above destination and alternate airports
d) Approach and landing at alternate.

3.3 Mission Block Fuel DFW-FLL (summer)

When carrying a fixed payload of 34,008 lb (representative of 156 passengers at 218 lb per passenger) over a still air Stage Distance of 1,001 nautical miles (assumed representative of DFW to FLL with 22 kt tailwind), the Aircraft shall consume a Block Fuel of not more than a guaranteed value of 11,650 lb when operated under the conditions defined below.

3.3.1	The departure airport conditions (assumed representative of DFW runway 18L) are as defined below:

Elevation : 602 ft
Outside Air Temperature : 25°C
Take-Off Run Available (TORA) : 13,400 ft
Take-Off Distance Available (TODA) : 13,400 ft
Accelerate-Stop Distance Available (ASDA) : 13,400 ft
Runway slope : +0.0%
Wind : zero
Obstacles : none

Destination airport conditions are assumed to allow the required landing weight to be used without restriction. Pressure altitude is 65 ft at destination airport.

3.3.2	An allowance of 410 lb of fuel is assumed for 13 min APU, engine start and 14 min taxi-out.

3.3.3	An allowance of 380 lb of fuel is assumed for take-off and initial climb to 1,500 ft pressure altitude above departure airport with acceleration to climb speed.

3.3.4
Climb from 1,500 ft pressure altitude above departure airport to cruise altitude using maximum climb thrust, cruise at optimum eastbound flight levels at a fixed Mach number not less than 0.78 and descent to 1,500 ft pressure altitude above destination airport are conducted in ISA+5°C conditions. Climb and descent speeds below 10,000 ft shall be 250 knots CAS.

3.3.5	An allowance of 280 lb of fuel is assumed for 6 min approach and landing at destination airport.

3.3.6	An allowance of 190 lb of fuel is assumed for 9 min taxi-in (taken from the reserves).

3.3.7	Stage Distance is defined as the distance covered during climb, cruise and descent as described above.
Block Fuel is defined as the fuel used during APU, engine start, taxi-out, take-off and initial climb, climb, cruise, descent, approach and landing and taxi-in as described above.

3.3.8	At the end of approach and landing, an amount of 7,850 lb of fuel will remain in the tanks. This represents the estimated fuel required for:

a) Contingency fuel: 45 min continued cruise plus 30 min holding at 10,000 ft
b) Missed approach
c) Diversion in ISA+5°C conditions over a still air distance of 195 nautical miles (assumed representative of FLL to MCO with 17 kt headwind) starting and ending at 1,500 ft pressure altitude above destination and alternate airports
d) Approach and landing at alternate.

3.4 Operating Weight Empty

The mission guarantees as defined above are based on a fixed estimated Operating Weight Empty of 95,122 lb. Any volumetric limitation is excluded.

4 MANUFACTURER'S WEIGHT EMPTY GUARANTEE

The Manufacturer's Weight Empty of the Aircraft as defined in the Performance Specification shall be not more than a guaranteed value of 85,080 lb.

The Manufacturer's Weight Empty is as defined in Section 13 of the Standard Specification and will be derived from the weighing of the Aircraft with adjustments as defined in Clause 8 below.

5 NOISE GUARANTEE

The Aircraft as defined in the Performance Specification shall be certified in accordance with the requirements of Chapter 14 of ICAO Annex 16, Volume I, with a cumulative margin versus Chapter 14 of 9.4 EPNdB.

Noise data shall be obtained and evaluated in accordance with the requirements of Appendix 2 of Edition 7 of ICAO Annex 16, Volume I, dated July 2014.

6 PERFORMANCE GUARANTEES CONDITIONS

6.1	The performance certification requirements for the Aircraft, except where otherwise stated, are as stated in Section 02 of the Standard Specification.

6.2
For the determination of FAR take-off and landing performance a hard level dry runway surface with no runway strength limitation, no line-up allowance, no obstacles, zero wind, atmosphere according to ISA, except as otherwise stated, and the use of speedbrakes, flaps, associated speeds, landing gear, centre of gravity position and engines in the conditions liable to provide the best results are assumed.

6.3	When establishing take-off performance no air is bled from the engines for cabin air conditioning or anti-icing.

6.4
Climb, cruise, descent and holding performance elements of the Performance Guarantees include allowances for normal electrical load and for normal engine air bleed and power extraction associated with maximum cabin differential pressure as defined in the Standard Specification. Cabin air conditioning management during performance demonstration as described in Clause 7.3 below will be such as to optimize the Aircraft performance while meeting the minimum air conditioning requirements defined above. Unless otherwise stated no air is bled from the engines for anti-icing.

Cruise performance is based on a centre of gravity position of 25% MAC.

6.5	Where applicable the Performance Guarantees assume the use of an approved fuel with a density of 6.7 lb/USG and a Lower Heating Value of 18,590 BTU/lb.

7 GUARANTEE COMPLIANCE

7.1
Compliance with the Performance Guarantees shall be demonstrated using operating procedures and limitations in accordance with those defined by the Aviation Authority and by the Seller unless otherwise stated.

7.2	Compliance with the take-off, landing, one engine inoperative net ceiling and noise elements of the Performance Guarantees shall be demonstrated with reference to the approved Flight Manual.

7.3
Compliance with those parts of the Performance Guarantees defined in Clauses 2 and 3 above not covered by the requirements of the Aviation Authority shall be demonstrated by calculation based on data obtained during flight tests conducted on one (or more, at the Seller's discretion) A319neo aircraft of the same airframe/engine configuration as the Aircraft purchased by the Buyer and incorporated in the in-flight performance program and databases appropriate to the Aircraft.

7.4
Data derived from flight tests shall be adjusted as required using conventional methods of correction, interpolation or extrapolation in accordance with established aeronautical practices to show compliance with the Performance Guarantees.

7.5	Compliance with the Manufacturer's Weight Empty guarantee shall be demonstrated with reference to a weight compliance report.

7.6	The Seller undertakes to provide the Buyer with a report or reports demonstrating compliance with the Performance Guarantees at, or as soon as possible after, the Delivery of each Aircraft.

8 ADJUSTMENT OF PERFORMANCE GUARANTEES

8.1
In the event of any change to any law, governmental regulation or requirement or interpretation thereof by the Aviation Authority made subsequent to the date of the Agreement (the "Change in Law"), and such a Change in Law affects the Aircraft configuration or performance or both, the Performance Guarantees shall be appropriately modified to reflect the effect of such change.

8.2	The Performance Guarantees apply to the Aircraft as described in the Performance Guarantees and may be adjusted in the event of:
a) Any further configuration change which is the subject of a SCN,
b) Variation in actual weights of items defined in Section 13-10 of the Standard Specification.

9 EXCLUSIVE PERFORMANCE GUARANTEES

The Performance Guarantees are exclusive and are provided in lieu of any and all other performance and weight guarantees of any nature which may be stated, referenced or incorporated in the Performance Specification or any other document.

10 UNDERTAKING REMEDIES

10.1
Should an Aircraft fail to meet the Performance Guarantees specified in this Letter Agreement, the Seller shall use its reasonable endeavours to correct the deficiency to comply with the subject performance guarantee.

10.2
Should the Seller fail to develop and make available corrective means (including but not limited to kits, procedures, adjustment of design weights) of the above said deficiency, then the Seller shall for the affected Aircraft pay to the Buyer by way of liquidated damages subject to the Seller's maximum liability set forth hereunder on each anniversary date of the Delivery Date of the affected Aircraft for as long as the deficiency remains an amount of:

10.2.1
[***] based on the deficiency (expressed in percent) defined as the average of the deviations from the guaranteed values of the Specific Range and of the Mission Block Fuel guarantees (part of a percent to be prorated).

10.2.2	[***] based on the deficiency (expressed in pounds) of the Mission Payload guarantees.

10.2.3	[***] based on the deficiency (expressed in pounds) of the Manufacturer's Weight Empty guarantee.

10.3
In the event the Seller develops and makes available corrective means mentioned above the Seller shall pay to the Buyer the monthly prorated portion of the yearly liquidated damages due by the Seller on account of the year during which the corrective means are made available.

10.4
The Seller's maximum liability in respect of deficiency in performance of an Aircraft shall be limited to the payment of liquidated damages for a period [***] for that Aircraft, whichever occurs first. Payment of liquidated damages shall be deemed to settle all claims and remedies the Buyer would have against the Seller in respect of performance deficiencies.

11 INCONSISTENCIES

In the event of any inconsistency between the terms of this Letter Agreement and the terms of the Agreement, the terms of this Letter Agreement shall prevail over the terms of the Agreement.

12 ASSIGNMENT

[***]

13 CONFIDENTIALITY

This Letter Agreement (and its existence) shall be treated by both parties as confidential and shall not be released (or revealed) in whole or in part to any third party without the prior consent of the other party. In particular, each party agrees not to make any press release concerning the whole or any part of the contents and/or subject matter hereof or of any future addendum hereto without the prior consent of the other party.

14 LAW AND JURISDICTION

This Letter Agreement shall be governed by, and construed in accordance with, the laws of NY and the provisions of Clause 22.4 of the Agreement shall apply to this Letter Agreement.

[SIGNATURE PAGE FOLLOWS]

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,
AIRBUS S.A.S.

By: /s/ Benoit de Saint-Exupery
Its: Senior Vice President, Contracts
Accepted and agreed,
SPIRIT AIRLINES, INC.

By: /s/ Scott M Haralson
Its: Senior Vice President and Chief Financial Officer

For information only, at the time of the Agreement, the Operating Weight Empty of the Aircraft with a 156 seat layout (ref. 319-25.34258) for the purpose of the mission guarantees defined in Clause 3 above is as follow:

[***]

CFM A320 NEO PERFORMANCE GUARANTEE

Letter Agreement No. 3 - 2.1 to
A320 Neo Family Purchase Agreement
As of December 20, 2019
Spirit Airlines, Inc.
2800 Executive Way
Miramar, Florida 33025
RE: CFM A320 NEO PERFORMANCE GUARANTEE

Ladies and Gentlemen,

SPIRIT AIRLINES, INC. (the "Buyer") and AIRBUS S.A.S. (the "Seller") have entered an A320 NEO Family Purchase Agreement, dated as of the date hereof (the "Agreement"). The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 3 - 1.1. (this "Letter Agreement") certain additional terms and conditions regarding the purchase and sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. Except when used in quoted text, the terms "herein," "hereof" and "hereunder" and words of similar import refer to this Letter Agreement.
Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

Letter Agreement No. 3 - 2.1. A320neo / CFM
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CFM A320 NEO PERFORMANCE GUARANTEE

1 AIRCRAFT CONFIGURATION

The guarantees defined in this Letter Agreement (the "Performance Guarantees") are applicable to the A320neo Aircraft as described in the Standard Specification reference [***] amended by Specification Change Notices (SCNs) for:

- installation of [***] engines

- Design Weights as follows:
Maximum Take-Off Weight (MTOW) [***]
Maximum Landing Weight (MLW) [***]
Maximum Zero Fuel Weight (MZFW) [***]

hereinafter referred to as the "Performance Specification", and without taking into account any further changes thereto as provided in the Agreement.

2 GUARANTEED PERFORMANCE

2.1 Take-Off Field Length guarantee

FAR certified take-off field length at an Aircraft gross weight of [***] at the start of ground run in ISA+15°C conditions at Sea Level pressure altitude shall be not more than a guaranteed value of [***].

2.2 Landing Field Length guarantee

FAR certified landing field length at an Aircraft gross weight of [***] at Sea Level pressure altitude shall be not more than a guaranteed value of [***]

2.3 Specific Range guarantee

The average nautical miles per pound of fuel at a fixed Mach number of [***] in ISA conditions at Aircraft gross weights and pressure altitudes as defined below:

[***]

shall be not less than a guaranteed value of [***]

Letter Agreement No. 3 - 2.1. A320neo / CFM
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CFM A320 NEO PERFORMANCE GUARANTEE

3 MISSION GUARANTEES

3.1 Mission Payload BOG-FLL

The Aircraft shall be capable of carrying a payload of not less than a guaranteed value of 40,900 lb over a still air Stage Distance of 1,551 nautical miles (assumed representative of BOG to FLL with 4 kt headwind) when operated under the conditions defined below.

3.1.1	The departure airport conditions (assumed representative of BOG runway 13R) are as defined below:

Elevation : 8,348 ft
Outside Air Temperature : 20°C
Take-Off Run Available (TORA) : 12,467 ft
Take-Off Distance Available (TODA) : 12,467 ft
Accelerate-Stop Distance Available (ASDA) : 12,467 ft
Runway slope : +0.0%
Wind : zero
Obstacles (heights and distances : Height Distance
from end of TORA) : 28 ft 2,942 ft
: 223 ft 16,682 ft
: 269 ft 17,357 ft
: 310 ft 23,801 ft

Destination airport conditions are assumed to allow the required landing weight to be used without restriction. Pressure altitude is 65 ft at destination airport.

3.1.2	An allowance of 430 lb of fuel is assumed for 13 min APU, engine start and 14 min taxi-out.

3.1.3	An allowance of 530 lb of fuel is assumed for take-off and initial climb to 1,500 ft pressure altitude above departure airport with acceleration to climb speed.

3.1.4
Climb from 1,500 ft pressure altitude above departure airport to cruise altitude using maximum climb thrust, cruise at optimum westbound flight levels at a fixed Mach number not less than 0.78 and descent to 1,500 ft pressure altitude above destination airport are conducted in ISA+5°C conditions. Climb and descent speeds below 10,000 ft shall be 250 knots CAS.

3.1.5	An allowance of 310 lb of fuel is assumed for 6 min approach and landing at destination airport.

3.1.6	An allowance of 200 lb of fuel is assumed for 9 min taxi-in (taken from the reserves).

Letter Agreement No. 3 - 2.1. A320neo / CFM
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CFM A320 NEO PERFORMANCE GUARANTEE

3.1.7	Stage Distance is defined as the distance covered during climb, cruise and descent as described above.

3.1.8	At the end of approach and landing, an amount of 8,500 lb of fuel will remain in the tanks. This represents the estimated fuel required for:

a) Contingency fuel: 45 min continued cruise plus 30 min holding at 10,000 ft
b) Missed approach
c) Diversion in ISA+5°C conditions over a still air distance of 195 nautical miles (assumed representative of FLL to MCO with 17 kt headwind) starting and ending at 1,500 ft pressure altitude above destination and alternate airports
d) Approach and landing at alternate.

3.2 Mission Block Fuel DFW-FLL (winter)

When carrying a fixed payload of 40,548 lb (representative of 186 passengers at 218 lb per passenger) over a still air Stage Distance of 958 nautical miles (assumed representative of DFW to FLL with 44 kt tailwind), the Aircraft shall consume a Block Fuel of not more than a guaranteed value of 11,870 lb when operated under the conditions defined below.

3.2.1	The departure airport conditions (assumed representative of DFW runway 18L) are as defined below:

Elevation : 602 ft
Outside Air Temperature : 12°C
Take-Off Run Available (TORA) : 13,400 ft
Take-Off Distance Available (TODA) : 13,400 ft
Accelerate-Stop Distance Available (ASDA) : 13,400 ft
Runway slope : +0.0%
Wind : zero
Obstacles : none

Destination airport conditions are assumed to allow the required landing weight to be used without restriction. Pressure altitude is 65 ft at destination airport.

3.2.2	An allowance of 430 lb of fuel is assumed for 13 min APU, engine start and 14 min taxi-out.

3.2.3	An allowance of 390 lb of fuel is assumed for take-off and initial climb to 1,500 ft pressure altitude above departure airport with acceleration to climb speed.

3.2.4
Climb from 1,500 ft pressure altitude above departure airport to cruise altitude using maximum climb thrust, cruise at optimum eastbound flight levels at a fixed Mach number not less than 0.78 and descent to 1,500 ft pressure altitude

Letter Agreement No. 3 - 2.1. A320neo / CFM
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CFM A320 NEO PERFORMANCE GUARANTEE

above destination airport are conducted in ISA+5°C conditions. Climb and descent speeds below 10,000 ft shall be 250 knots CAS.

3.2.5	An allowance of 310 lb of fuel is assumed for 6 min approach and landing at destination airport.

3.2.6	An allowance of 200 lb of fuel is assumed for 9 min taxi-in (taken from the reserves).

3.2.7	Stage Distance is defined as the distance covered during climb, cruise and descent as described above.
Block Fuel is defined as the fuel used during APU, engine start, taxi-out, take-off and initial climb, climb, cruise, descent, approach and landing and taxi-in as described above.

3.2.8	At the end of approach and landing, an amount of 8,590 lb of fuel will remain in the tanks. This represents the estimated fuel required for:

a) Contingency fuel: 45 min continued cruise plus 30 min holding at 10,000 ft
b) Missed approach
c) Diversion in ISA+5°C conditions over a still air distance of 207 nautical miles (assumed representative of FLL to MCO with 45 kt headwind) starting and ending at 1,500 ft pressure altitude above destination and alternate airports
d) Approach and landing at alternate.

3.3 Mission Block Fuel DFW-FLL (summer)

When carrying a fixed payload of 40,548 lb (representative of 186 passengers at 218 lb per passenger) over a still air Stage Distance of 1,001 nautical miles (assumed representative of DFW to FLL with 22 kt tailwind), the Aircraft shall consume a Block Fuel of not more than a guaranteed value of 12,350 lb when operated under the conditions defined below.

3.3.1	The departure airport conditions (assumed representative of DFW runway 18L) are as defined below:

Elevation : 602 ft
Outside Air Temperature : 25°C
Take-Off Run Available (TORA) : 13,400 ft
Take-Off Distance Available (TODA) : 13,400 ft
Accelerate-Stop Distance Available (ASDA) : 13,400 ft
Runway slope : +0.0%
Wind : zero
Obstacles : none

Letter Agreement No. 3 - 2.1. A320neo / CFM
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CFM A320 NEO PERFORMANCE GUARANTEE

Destination airport conditions are assumed to allow the required landing weight to be used without restriction. Pressure altitude is 65 ft at destination airport.

3.3.2	An allowance of 430 lb of fuel is assumed for 13 min APU, engine start and 14 min taxi-out.

3.3.3	An allowance of 420 lb of fuel is assumed for take-off and initial climb to 1,500 ft pressure altitude above departure airport with acceleration to climb speed.

3.3.4
Climb from 1,500 ft pressure altitude above departure airport to cruise altitude using maximum climb thrust, cruise at optimum eastbound flight levels at a fixed Mach number not less than 0.78 and descent to 1,500 ft pressure altitude above destination airport are conducted in ISA+5°C conditions. Climb and descent speeds below 10,000 ft shall be 250 knots CAS.

3.3.5	An allowance of 310 lb of fuel is assumed for 6 min approach and landing at destination airport.

3.3.6	An allowance of 200 lb of fuel is assumed for 9 min taxi-in (taken from the reserves).

3.3.7	Stage Distance is defined as the distance covered during climb, cruise and descent as described above.
Block Fuel is defined as the fuel used during APU, engine start, taxi-out, take-off and initial climb, climb, cruise, descent, approach and landing and taxi-in as described above.

3.3.8	At the end of approach and landing, an amount of 8,490 lb of fuel will remain in the tanks. This represents the estimated fuel required for:

a) Contingency fuel: 45 min continued cruise plus 30 min holding at 10,000 ft
b) Missed approach

c) Diversion in ISA+5°C conditions over a still air distance of 195 nautical miles (assumed representative of FLL to MCO with 17 kt headwind) starting and ending at 1,500 ft pressure altitude above destination and alternate airports
d) Approach and landing at alternate.

3.4 Operating Weight Empty

The mission guarantees as defined above are based on a fixed estimated Operating Weight Empty of 99,157 lb. Any volumetric limitation is excluded.

4 MANUFACTURER'S WEIGHT EMPTY GUARANTEE

The Manufacturer's Weight Empty of the Aircraft as defined in the Performance Specification shall be not more than a guaranteed value of 88,080 lb.

Letter Agreement No. 3 - 2.1. A320neo / CFM
[***] Page 6/13

CFM A320 NEO PERFORMANCE GUARANTEE

The Manufacturer's Weight Empty is as defined in Section 13 of the Standard Specification and will be derived from the weighing of the Aircraft with adjustments as defined in Clause 8 below.

5 NOISE GUARANTEE

The Aircraft as defined in the Performance Specification shall be certified in accordance with the requirements of Chapter 14 of ICAO Annex 16, Volume I, with a cumulative margin versus Chapter 14 of 9.9 EPNdB.

Noise data shall be obtained and evaluated in accordance with the requirements of Appendix 2 of Edition 7 of ICAO Annex 16, Volume I, dated July 2014.

Letter Agreement No. 3 - 2.1. A320neo / CFM
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CFM A320 NEO PERFORMANCE GUARANTEE

6 PERFORMANCE GUARANTEES CONDITIONS

6.1	The performance certification requirements for the Aircraft, except where otherwise stated, are as stated in Section 02 of the Standard Specification.

6.2
For the determination of FAR take-off and landing performance a hard level dry runway surface with no runway strength limitation, no line-up allowance, no obstacles, zero wind, atmosphere according to ISA, except as otherwise stated, and the use of speedbrakes, flaps, associated speeds, landing gear, centre of gravity position and engines in the conditions liable to provide the best results are assumed.

6.3	When establishing take-off performance no air is bled from the engines for cabin air conditioning or anti-icing.

6.4
Climb, cruise, descent and holding performance elements of the Performance Guarantees include allowances for normal electrical load and for normal engine air bleed and power extraction associated with maximum cabin differential pressure as defined in the Standard Specification. Cabin air conditioning management during performance demonstration as described in Clause 7.3 below will be such as to optimize the Aircraft performance while meeting the minimum air conditioning requirements defined above. Unless otherwise stated no air is bled from the engines for anti-icing.

Cruise performance is based on a centre of gravity position of 25% MAC.

6.5	Where applicable the Performance Guarantees assume the use of an approved fuel with a density of 6.7 lb/USG and a Lower Heating Value of 18,590 BTU/lb.

7 GUARANTEE COMPLIANCE

7.1
Compliance with the Performance Guarantees shall be demonstrated using operating procedures and limitations in accordance with those defined by the Aviation Authority and by the Seller unless otherwise stated.

7.2	Compliance with the take-off, landing, one engine inoperative net ceiling and noise elements of the Performance Guarantees shall be demonstrated with reference to the approved Flight Manual.

7.3
Compliance with those parts of the Performance Guarantees defined in Clauses 2 and 3 above not covered by the requirements of the Aviation Authority shall be demonstrated by calculation based on data obtained during flight tests conducted on one (or more, at the Seller's discretion) A320neo aircraft of the same airframe/engine configuration as the Aircraft purchased by the Buyer and incorporated in the in-flight performance program and databases appropriate to the Aircraft.

Letter Agreement No. 3 - 2.1. A320neo / CFM
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CFM A320 NEO PERFORMANCE GUARANTEE

7.4
Data derived from flight tests shall be adjusted as required using conventional methods of correction, interpolation or extrapolation in accordance with established aeronautical practices to show compliance with the Performance Guarantees.

7.5	Compliance with the Manufacturer's Weight Empty guarantee shall be demonstrated with reference to a weight compliance report.

7.6	The Seller undertakes to provide the Buyer with a report or reports demonstrating compliance with the Performance Guarantees at, or as soon as possible after, the Delivery of each Aircraft.

8 ADJUSTMENT OF PERFORMANCE GUARANTEES

8.1
In the event of any change to any law, governmental regulation or requirement or interpretation thereof by the Aviation Authority made subsequent to the date of the Agreement (the "Change in Law"), and such a Change in Law affects the Aircraft configuration or performance or both, the Performance Guarantees shall be appropriately modified to reflect the effect of such change.

8.2	The Performance Guarantees apply to the Aircraft as described in the Performance Guarantees and may be adjusted in the event of:
a) Any further configuration change which is the subject of a SCN,

b) Variation in actual weights of items defined in Section 13-10 of the Standard Specification.

9 EXCLUSIVE PERFORMANCE GUARANTEES

The Performance Guarantees are exclusive and are provided in lieu of any and all other performance and weight guarantees of any nature which may be stated, referenced or incorporated in the Performance Specification or any other document.

Letter Agreement No. 3 - 2.1. A320neo / CFM
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CFM A320 NEO PERFORMANCE GUARANTEE

10 UNDERTAKING REMEDIES

10.1
Should an Aircraft fail to meet the Performance Guarantees specified in this Letter Agreement, the Seller shall use its reasonable endeavours to correct the deficiency to comply with the subject performance guarantee.

10.2
Should the Seller fail to develop and make available corrective means (including but not limited to kits, procedures, adjustment of design weights) of the above said deficiency, then the Seller shall for the affected Aircraft pay to the Buyer by way of liquidated damages subject to the Seller's maximum liability set forth hereunder on each anniversary date of the Delivery Date of the affected Aircraft for as long as the deficiency remains an amount of:

10.2.1
[***] based on the deficiency (expressed in percent) defined as the average of the deviations from the guaranteed values of the Specific Range and of the Mission Block Fuel guarantees (part of a percent to be prorated).

10.2.2	[***] based on the deficiency (expressed in pounds) of the Mission Payload guarantees.

10.2.3	[***] based on the deficiency (expressed in pounds) of the Manufacturer's Weight Empty guarantee.

10.3
In the event the Seller develops and makes available corrective means mentioned above the Seller shall pay to the Buyer the monthly prorated portion of the yearly liquidated damages due by the Seller on account of the year during which the corrective means are made available.

10.4
The Seller's maximum liability in respect of deficiency in performance of an Aircraft shall be limited to the payment of liquidated damages for a period [***] for that Aircraft, whichever occurs first. Payment of liquidated damages shall be deemed to settle all claims and remedies the Buyer would have against the Seller in respect of performance deficiencies.

Letter Agreement No. 3 - 2.1. A320neo / CFM
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CFM A320 NEO PERFORMANCE GUARANTEE

11 INCONSISTENCIES

In the event of any inconsistency between the terms of this Letter Agreement and the terms of the Agreement, the terms of this Letter Agreement shall prevail over the terms of the Agreement.

12 ASSIGNMENT

[***]

13 CONFIDENTIALITY

This Letter Agreement (and its existence) shall be treated by both parties as confidential and shall not be released (or revealed) in whole or in part to any third party without the prior consent of the other party. In particular, each party agrees not to make any press release concerning the whole or any part of the contents and/or subject matter hereof or of any future addendum hereto without the prior consent of the other party.

14 LAW AND JURISDICTION

This Letter Agreement shall be governed by, and construed in accordance with, the laws of NY and the provisions of Clause 22.4 of the Agreement shall apply to this Letter Agreement.

[SIGNATURE PAGE FOLLOWS]

Letter Agreement No. 3 - 2.1. A320neo / CFM
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CFM A320 NEO PERFORMANCE GUARANTEE

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,
AIRBUS S.A.S.

By: /s/ Benoit de Saint-Exupery
Its: Senior Vice President, Contracts

Accepted and agreed,
SPIRIT AIRLINES, INC.

By: /s/ Scott M Haralson
Its: Senior Vice President and Chief Financial Officer

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CFM A320 NEO PERFORMANCE GUARANTEE

For information only, at the time of the Agreement, the Operating Weight Empty of the Aircraft with a 186 seat layout (ref. 320-25.47250) for the purpose of the mission guarantees defined in Clause 3 above is as follow:

[***]

Letter Agreement No. 3 - 2.1. A320neo / CFM
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IAE A320 NEO PERFORMANCE GUARANTEE

Letter Agreement No. 3 - 2.2 to
A320 Neo Family Purchase Agreement

As of December 20, 2019
Spirit Airlines, Inc.
2800 Executive Way
Miramar, Florida 33025

RE: IAE A320 NEO PERFORMANCE GUARANTEE

Ladies and Gentlemen,

SPIRIT AIRLINES, INC. (the "Buyer") and AIRBUS S.A.S. (the "Seller") have entered an A320 NEO Family Purchase Agreement, dated as of the date hereof (the "Agreement"). The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 3 - 1.1. (this "Letter Agreement") certain additional terms and conditions regarding the purchase and sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. Except when used in quoted text, the terms "herein," "hereof" and "hereunder" and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

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IAE A320 NEO PERFORMANCE GUARANTEE

1 AIRCRAFT CONFIGURATION

The guarantees defined in this Letter Agreement (the "Performance Guarantees") are applicable to the A320neo Aircraft as described in the [***] amended by Specification Change Notices (SCNs) for:

- installation of [***] engines

- Design Weights as follows:
Maximum Take-Off Weight (MTOW) [***]
Maximum Landing Weight (MLW) [***]
Maximum Zero Fuel Weight (MZFW) [***]

hereinafter referred to as the "Performance Specification", and without taking into account any further changes thereto as provided in the Agreement.

2 GUARANTEED PERFORMANCE

2.1 Take-Off Field Length guarantee

FAR certified take-off field length at an Aircraft gross weight of [***] at the start of ground run in ISA+15°C conditions at Sea Level pressure altitude shall be not more than a guaranteed value of [***]

2.2 Landing Field Length guarantee

FAR certified landing field length at an Aircraft gross weight of [***] at Sea Level pressure altitude shall be not more than a guaranteed value of [***]

2.3 Specific Range guarantee

The average nautical miles per pound of fuel at a fixed Mach number of [***] in ISA conditions at Aircraft gross weights and pressure altitudes as defined below:

[***]

shall be not less than a guaranteed value of [***]

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IAE A320 NEO PERFORMANCE GUARANTEE

3 MISSION GUARANTEES

3.1 Mission Payload BOG-FLL

The Aircraft shall be capable of carrying a payload of not less than a guaranteed value of 41,400 lb over a still air Stage Distance of 1,551 nautical miles (assumed representative of BOG to FLL with 4 kt headwind) when operated under the conditions defined below.

3.1.1	The departure airport conditions (assumed representative of BOG runway 13R) are as defined below:

Elevation : 8,348 ft
Outside Air Temperature : 20°C
Take-Off Run Available (TORA) : 12,467 ft
Take-Off Distance Available (TODA) : 12,467 ft
Accelerate-Stop Distance Available (ASDA) : 12,467 ft
Runway slope : +0.0%
Wind : zero
Obstacles (heights and distances : Height Distance
from end of TORA) : 28 ft 2,942 ft
: 223 ft 16,682 ft
: 269 ft 17,357 ft
: 310 ft 23,801 ft

Destination airport conditions are assumed to allow the required landing weight to be used without restriction. Pressure altitude is 65 ft at destination airport.

3.1.2	An allowance of 410 lb of fuel is assumed for 13 min APU, engine start and 14 min taxi-out.

3.1.3	An allowance of 510 lb of fuel is assumed for take-off and initial climb to 1,500 ft pressure altitude above departure airport with acceleration to climb speed.

3.1.4
Climb from 1,500 ft pressure altitude above departure airport to cruise altitude using maximum climb thrust, cruise at optimum westbound flight levels at a fixed Mach number not less than 0.78 and descent to 1,500 ft pressure altitude above destination airport are conducted in ISA+5°C conditions. Climb and descent speeds below 10,000 ft shall be 250 knots CAS.

3.1.5	An allowance of 290 lb of fuel is assumed for 6 min approach and landing at destination airport.

3.1.6	An allowance of 190 lb of fuel is assumed for 9 min taxi-in (taken from the reserves).

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IAE A320 NEO PERFORMANCE GUARANTEE

3.1.7	Stage Distance is defined as the distance covered during climb, cruise and descent as described above.

3.1.8	At the end of approach and landing, an amount of 8,500 lb of fuel will remain in the tanks. This represents the estimated fuel required for:

a) Contingency fuel: 45 min continued cruise plus 30 min holding at 10,000 ft
b) Missed approach
c) Diversion in ISA+5°C conditions over a still air distance of 195 nautical miles (assumed representative of FLL to MCO with 17 kt headwind) starting and ending at 1,500 ft pressure altitude above destination and alternate airports
d) Approach and landing at alternate.

3.2 Mission Block Fuel DFW-FLL (winter)

When carrying a fixed payload of 40,548 lb (representative of 186 passengers at 218 lb per passenger) over a still air Stage Distance of 958 nautical miles (assumed representative of DFW to FLL with 44 kt tailwind), the Aircraft shall consume a Block Fuel of not more than a guaranteed value of 11,780 lb when operated under the conditions defined below.

3.2.1	The departure airport conditions (assumed representative of DFW runway 18L) are as defined below:

Elevation : 602 ft
Outside Air Temperature : 12°C
Take-Off Run Available (TORA) : 13,400 ft
Take-Off Distance Available (TODA) : 13,400 ft
Accelerate-Stop Distance Available (ASDA) : 13,400 ft
Runway slope : +0.0%
Wind : zero

Obstacles : none

Destination airport conditions are assumed to allow the required landing weight to be used without restriction. Pressure altitude is 65 ft at destination airport.

3.2.2	An allowance of 410 lb of fuel is assumed for 13 min APU, engine start and 14 min taxi-out.

3.2.3	An allowance of 380 lb of fuel is assumed for take-off and initial climb to 1,500 ft pressure altitude above departure airport with acceleration to climb speed.

3.2.4
Climb from 1,500 ft pressure altitude above departure airport to cruise altitude using maximum climb thrust, cruise at optimum eastbound flight levels at a fixed Mach number not less than 0.78 and descent to 1,500 ft pressure altitude

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IAE A320 NEO PERFORMANCE GUARANTEE

above destination airport are conducted in ISA+5°C conditions. Climb and descent speeds below 10,000 ft shall be 250 knots CAS.

3.2.5	An allowance of 290 lb of fuel is assumed for 6 min approach and landing at destination airport.

3.2.6	An allowance of 190 lb of fuel is assumed for 9 min taxi-in (taken from the reserves).

3.2.7	Stage Distance is defined as the distance covered during climb, cruise and descent as described above.
Block Fuel is defined as the fuel used during APU, engine start, taxi-out, take-off and initial climb, climb, cruise, descent, approach and landing and taxi-in as described above.

3.2.8	At the end of approach and landing, an amount of 8,590 lb of fuel will remain in the tanks. This represents the estimated fuel required for:

a) Contingency fuel: 45 min continued cruise plus 30 min holding at 10,000 ft

b) Missed approach
c) Diversion in ISA+5°C conditions over a still air distance of 207 nautical miles (assumed representative of FLL to MCO with 45 kt headwind) starting and ending at 1,500 ft pressure altitude above destination and alternate airports
d) Approach and landing at alternate.

3.3 Mission Block Fuel DFW-FLL (summer)

When carrying a fixed payload of 40,548 lb (representative of 186 passengers at 218 lb per passenger) over a still air Stage Distance of 1,001 nautical miles (assumed representative of DFW to FLL with 22 kt tailwind), the Aircraft shall consume a Block Fuel of not more than a guaranteed value of 12,250 lb when operated under the conditions defined below.

3.3.1	The departure airport conditions (assumed representative of DFW runway 18L) are as defined below:

Elevation : 602 ft
Outside Air Temperature : 25°C
Take-Off Run Available (TORA) : 13,400 ft
Take-Off Distance Available (TODA) : 13,400 ft
Accelerate-Stop Distance Available (ASDA) : 13,400 ft
Runway slope : +0.0%
Wind : zero
Obstacles : none

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IAE A320 NEO PERFORMANCE GUARANTEE

Destination airport conditions are assumed to allow the required landing weight to be used without restriction. Pressure altitude is 65 ft at destination airport.

3.3.2	An allowance of 410 lb of fuel is assumed for 13 min APU, engine start and 14 min taxi-out.

3.3.3	An allowance of 400 lb of fuel is assumed for take-off and initial climb to 1,500 ft pressure altitude above departure airport with acceleration to climb speed.

3.3.4
Climb from 1,500 ft pressure altitude above departure airport to cruise altitude using maximum climb thrust, cruise at optimum eastbound flight levels at a fixed Mach number not less than 0.78 and descent to 1,500 ft pressure altitude above destination airport are conducted in ISA+5°C conditions. Climb and descent speeds below 10,000 ft shall be 250 knots CAS.

3.3.5	An allowance of 290 lb of fuel is assumed for 6 min approach and landing at destination airport.

3.3.6	An allowance of 190 lb of fuel is assumed for 9 min taxi-in (taken from the reserves).

3.3.7	Stage Distance is defined as the distance covered during climb, cruise and descent as described above.
Block Fuel is defined as the fuel used during APU, engine start, taxi-out, take-off and initial climb, climb, cruise, descent, approach and landing and taxi-in as described above.

3.3.8	At the end of approach and landing, an amount of 8,480 lb of fuel will remain in the tanks. This represents the estimated fuel required for:

a) Contingency fuel: 45 min continued cruise plus 30 min holding at 10,000 ft
b) Missed approach
c) Diversion in ISA+5°C conditions over a still air distance of 195 nautical miles (assumed representative of FLL to MCO with 17 kt headwind) starting and ending at 1,500 ft pressure altitude above destination and alternate airports
d) Approach and landing at alternate.

3.4 Operating Weight Empty

The mission guarantees as defined above are based on a fixed estimated Operating Weight Empty of 98,643 lb. Any volumetric limitation is excluded.

4 MANUFACTURER'S WEIGHT EMPTY GUARANTEE

The Manufacturer's Weight Empty of the Aircraft as defined in the Performance Specification shall be not more than a guaranteed value of 87,440 lb.

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IAE A320 NEO PERFORMANCE GUARANTEE

The Manufacturer's Weight Empty is as defined in Section 13 of the Standard Specification and will be derived from the weighing of the Aircraft with adjustments as defined in Clause 8 below.

5 NOISE GUARANTEE

The Aircraft as defined in the Performance Specification shall be certified in accordance with the requirements of Chapter 14 of ICAO Annex 16, Volume I, with a cumulative margin versus Chapter 14 of 8.7 EPNdB.

Noise data shall be obtained and evaluated in accordance with the requirements of Appendix 2 of Edition 7 of ICAO Annex 16, Volume I, dated July 2014.

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IAE A320 NEO PERFORMANCE GUARANTEE

6 PERFORMANCE GUARANTEES CONDITIONS

6.1	The performance certification requirements for the Aircraft, except where otherwise stated, are as stated in Section 02 of the Standard Specification.

6.2
For the determination of FAR take-off and landing performance a hard level dry runway surface with no runway strength limitation, no line-up allowance, no obstacles, zero wind, atmosphere according to ISA, except as otherwise stated, and the use of speedbrakes, flaps, associated speeds, landing gear, centre of gravity position and engines in the conditions liable to provide the best results are assumed.

6.3	When establishing take-off performance no air is bled from the engines for cabin air conditioning or anti-icing.

6.4
Climb, cruise, descent and holding performance elements of the Performance Guarantees include allowances for normal electrical load and for normal engine air bleed and power extraction associated with maximum cabin differential pressure as defined in the Standard Specification. Cabin air conditioning management during performance demonstration as described in Clause 7.3 below will be such as to optimize the Aircraft performance while meeting the minimum air conditioning requirements defined above. Unless otherwise stated no air is bled from the engines for anti-icing.

Cruise performance is based on a centre of gravity position of 25% MAC.

6.5	Where applicable the Performance Guarantees assume the use of an approved fuel with a density of 6.7 lb/USG and a Lower Heating Value of 18,590 BTU/lb.

7 GUARANTEE COMPLIANCE

7.1
Compliance with the Performance Guarantees shall be demonstrated using operating procedures and limitations in accordance with those defined by the Aviation Authority and by the Seller unless otherwise stated.

7.2	Compliance with the take-off, landing, one engine inoperative net ceiling and noise elements of the Performance Guarantees shall be demonstrated with reference to the approved Flight Manual.

7.3
Compliance with those parts of the Performance Guarantees defined in Clauses 2 and 3 above not covered by the requirements of the Aviation Authority shall be demonstrated by calculation based on data obtained during flight tests conducted on one (or more, at the Seller's discretion) A320neo aircraft of the same airframe/engine configuration as the Aircraft purchased by the Buyer and incorporated in the in-flight performance program and databases appropriate to the Aircraft.

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IAE A320 NEO PERFORMANCE GUARANTEE

7.4
Data derived from flight tests shall be adjusted as required using conventional methods of correction, interpolation or extrapolation in accordance with established aeronautical practices to show compliance with the Performance Guarantees.

7.5	Compliance with the Manufacturer's Weight Empty guarantee shall be demonstrated with reference to a weight compliance report.

7.6	The Seller undertakes to provide the Buyer with a report or reports demonstrating compliance with the Performance Guarantees at, or as soon as possible after, the Delivery of each Aircraft.

8 ADJUSTMENT OF PERFORMANCE GUARANTEES

8.1
In the event of any change to any law, governmental regulation or requirement or interpretation thereof by the Aviation Authority made subsequent to the date of the Agreement (the "Change in Law"), and such a Change in Law affects the Aircraft configuration or performance or both, the Performance Guarantees shall be appropriately modified to reflect the effect of such change.

8.2	The Performance Guarantees apply to the Aircraft as described in the Performance Guarantees and may be adjusted in the event of:
a) Any further configuration change which is the subject of a SCN,
b) Variation in actual weights of items defined in Section 13-10 of the Standard Specification.

9 EXCLUSIVE PERFORMANCE GUARANTEES

The Performance Guarantees are exclusive and are provided in lieu of any and all other performance and weight guarantees of any nature which may be stated, referenced or incorporated in the Performance Specification or any other document.

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IAE A320 NEO PERFORMANCE GUARANTEE

10 UNDERTAKING REMEDIES

10.1
Should an Aircraft fail to meet the Performance Guarantees specified in this Letter Agreement, the Seller shall use its reasonable endeavours to correct the deficiency to comply with the subject performance guarantee.

10.2
Should the Seller fail to develop and make available corrective means (including but not limited to kits, procedures, adjustment of design weights) of the above said deficiency, then the Seller shall for the affected Aircraft pay to the Buyer by way of liquidated damages subject to the Seller's maximum liability set forth hereunder on each anniversary date of the Delivery Date of the affected Aircraft for as long as the deficiency remains an amount of:

10.2.1
[***] based on the deficiency (expressed in percent) defined as the average of the deviations from the guaranteed values of the Specific Range and of the Mission Block Fuel guarantees (part of a percent to be prorated).

10.2.2	[***] based on the deficiency (expressed in pounds) of the Mission Payload guarantees.

10.2.3	[***] based on the deficiency (expressed in pounds) of the Manufacturer's Weight Empty guarantee.

10.3
In the event the Seller develops and makes available corrective means mentioned above the Seller shall pay to the Buyer the monthly prorated portion of the yearly liquidated damages due by the Seller on account of the year during which the corrective means are made available.

10.4
The Seller's maximum liability in respect of deficiency in performance of an Aircraft shall be limited to the payment of liquidated damages for a period [***] for that Aircraft, whichever occurs first. Payment of liquidated damages shall be deemed to settle all claims and remedies the Buyer would have against the Seller in respect of performance deficiencies.

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IAE A320 NEO PERFORMANCE GUARANTEE

11 INCONSISTENCIES

In the event of any inconsistency between the terms of this Letter Agreement and the terms of the Agreement, the terms of this Letter Agreement shall prevail over the terms of the Agreement.

12 ASSIGNMENT

[***]

13 CONFIDENTIALITY

This Letter Agreement (and its existence) shall be treated by both parties as confidential and shall not be released (or revealed) in whole or in part to any third party without the prior consent of the other party. In particular, each party agrees not to make any press release concerning the whole or any part of the contents and/or subject matter hereof or of any future addendum hereto without the prior consent of the other party.

14 LAW AND JURISDICTION

This Letter Agreement shall be governed by, and construed in accordance with, the laws of NY and the provisions of Clause 22.4 of the Agreement shall apply to this Letter Agreement.

[SIGNATURE PAGE FOLLOWS]

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IAE A320 NEO PERFORMANCE GUARANTEE

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,
AIRBUS S.A.S.

By: /s/ Benoit de Saint-Exupery
Its: Senior Vice President, Contracts

Accepted and agreed,
SPIRIT AIRLINES, INC.

By: /s/ Scott M Haralson
Its: Senior Vice President and Chief Financial Officer

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IAE A320 NEO PERFORMANCE GUARANTEE

For information only, at the time of the Agreement, the Operating Weight Empty of the Aircraft with a 186 seat layout (ref. 320-25.47250) for the purpose of the mission guarantees defined in Clause 3 above is as follow:

[***]

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Letter Agreement No. 3 - 3.1 to
A320 Neo Family Purchase Agreement

As of December 20, 2019
Spirit Airlines, Inc.
2800 Executive Way
Miramar, Florida 33025

RE: CFM A321 NEO PERFORMANCE GUARANTEE

Ladies and Gentlemen,

SPIRIT AIRLINES, INC. (the "Buyer") and AIRBUS S.A.S. (the "Seller") have entered an A320 NEO Family Purchase Agreement, dated as of the date hereof (the "Agreement"). The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 3 - 1.1. (this "Letter Agreement") certain additional terms and conditions regarding the purchase and sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. Except when used in quoted text, the terms "herein," "hereof" and "hereunder" and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said

Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

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1 AIRCRAFT CONFIGURATION

The guarantees defined in this Letter Agreement (the "Performance Guarantees") are applicable to the A321neo Aircraft as described in the [***] amended by Specification Change Notices (SCNs) for:

- installation of [***] engines

- Design Weights as follows:
Maximum Take-Off Weight (MTOW) [***]
Maximum Landing Weight (MLW) [***]
Maximum Zero Fuel Weight (MZFW) [***]

hereinafter referred to as the "Performance Specification", and without taking into account any further changes thereto as provided in the Agreement.

2 GUARANTEED PERFORMANCE

2.1 Take-Off Field Length guarantee

FAR certified take-off field length at an Aircraft gross weight of [***] at the start of ground run in ISA+15°C conditions at Sea Level pressure altitude shall be not more than a guaranteed value of [***]

2.2 Landing Field Length guarantee

FAR certified landing field length at an Aircraft gross weight of [***] at Sea Level pressure altitude shall be not more than a guaranteed value of [***]

2.3 Specific Range guarantee

The average nautical miles per pound of fuel at a fixed Mach number of [***] in ISA conditions at Aircraft gross weights and pressure altitudes as defined below:

[***]

shall be not less than a guaranteed value of [***]

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3 MISSION GUARANTEES

3.1 Mission Payload DFW-FLL

The Aircraft shall be capable of carrying a payload of not less than a guaranteed value of 53,000 lb over a still air Stage Distance of 1,001 nautical miles (assumed representative of DFW to FLL with 22 kt tailwind) when operated under the conditions defined below.

3.1.1	The departure airport conditions (assumed representative of DFW runway 18L) are as defined in Clause 3.3.1 below.

Destination airport conditions are assumed to allow the required landing weight to be used without restriction. Pressure altitude is 65 ft at destination airport.

3.1.2	An allowance of 430 lb of fuel is assumed for 13 min APU, engine start and 14 min taxi-out.

3.1.3	An allowance of 500 lb of fuel is assumed for take-off and initial climb to 1,500 ft pressure altitude above departure airport with acceleration to climb speed.

3.1.4
Climb from 1,500 ft pressure altitude above departure airport to cruise altitude using maximum climb thrust, cruise at optimum eastbound flight levels at a fixed Mach number not less than 0.78 and descent to 1,500 ft pressure altitude above destination airport are conducted in ISA+5°C conditions. Climb and descent speeds below 10,000 ft shall be 250 knots CAS.

3.1.5	An allowance of 380 lb of fuel is assumed for 6 min approach and landing at destination airport.

3.1.6	An allowance of 210 lb of fuel is assumed for 9 min taxi-in (taken from the reserves).

3.1.7	Stage Distance is defined as the distance covered during climb, cruise and descent as described above.

3.1.8	At the end of approach and landing, an amount of 10,040 lb of fuel will remain in the tanks. This represents the estimated fuel required for:

a) Contingency fuel: 45 min continued cruise plus 30 min holding at 10,000 ft
b) Missed approach
c) Diversion in ISA+5°C conditions over a still air distance of 195 nautical miles (assumed representative of FLL to MCO with 17 kt headwind) starting and ending at 1,500 ft pressure altitude above destination and alternate airports
d) Approach and landing at alternate.

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3.2 Mission Block Fuel DFW-FLL (winter)

When carrying a fixed payload of 51,666 lb (representative of 237 passengers at 218 lb per passenger) over a still air Stage Distance of 958 nautical miles (assumed representative of DFW to FLL with 44 kt tailwind), the Aircraft shall consume a Block Fuel of not more than a guaranteed value of 13,890 lb when operated under the conditions defined below.

3.2.1	The departure airport conditions (assumed representative of DFW runway 18L) are as defined below:

Elevation : 602 ft
Outside Air Temperature : 12°C
Take-Off Run Available (TORA) : 13,400 ft
Take-Off Distance Available (TODA) : 13,400 ft

Accelerate-Stop Distance Available (ASDA) : 13,400 ft
Runway slope : +0.0%
Wind : zero
Obstacles : none

Destination airport conditions are assumed to allow the required landing weight to be used without restriction. Pressure altitude is 65 ft at destination airport.

3.2.2	An allowance of 430 lb of fuel is assumed for 13 min APU, engine start and 14 min taxi-out.

3.2.3	An allowance of 470 lb of fuel is assumed for take-off and initial climb to 1,500 ft pressure altitude above departure airport with acceleration to climb speed.

3.2.4
Climb from 1,500 ft pressure altitude above departure airport to cruise altitude using maximum climb thrust, cruise at optimum eastbound flight levels at a fixed Mach number not less than 0.78 and descent to 1,500 ft pressure altitude above destination airport are conducted in ISA+5°C conditions. Climb and descent speeds below 10,000 ft shall be 250 knots CAS.

3.2.5	An allowance of 380 lb of fuel is assumed for 6 min approach and landing at destination airport.

3.2.6	An allowance of 210 lb of fuel is assumed for 9 min taxi-in (taken from the reserves).

3.2.7	Stage Distance is defined as the distance covered during climb, cruise and descent as described above.
Block Fuel is defined as the fuel used during APU, engine start, taxi-out, take-off and initial climb, climb, cruise, descent, approach and landing and taxi-in as described above.

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3.2.8	At the end of approach and landing, an amount of 10,100 lb of fuel will remain in the tanks. This represents the estimated fuel required for:

a) Contingency fuel: 45 min continued cruise plus 30 min holding at 10,000 ft
b) Missed approach
c) Diversion in ISA+5°C conditions over a still air distance of 207 nautical miles (assumed representative of FLL to MCO with 45 kt headwind) starting and ending at 1,500 ft pressure altitude above destination and alternate airports
d) Approach and landing at alternate.

3.3 Mission Block Fuel DFW-FLL (summer)

When carrying a fixed payload of 51,666 lb (representative of 237 passengers at 218 lb per passenger) over a still air Stage Distance of 1,001 nautical miles (assumed representative of DFW to FLL with 22 kt tailwind), the Aircraft shall consume a Block Fuel of not more than a guaranteed value of 14,440 lb when operated under the conditions defined below.

3.3.1	The departure airport conditions (assumed representative of DFW runway 18L) are as defined below:

Elevation : 602 ft
Outside Air Temperature : 25°C
Take-Off Run Available (TORA) : 13,400 ft
Take-Off Distance Available (TODA) : 13,400 ft
Accelerate-Stop Distance Available (ASDA) : 13,400 ft
Runway slope : +0.0%
Wind : zero
Obstacles : none

Destination airport conditions are assumed to allow the required landing weight to be used without restriction. Pressure altitude is 65 ft at destination airport.

3.3.2	An allowance of 430 lb of fuel is assumed for 13 min APU, engine start and 14 min taxi-out.

3.3.3	An allowance of 500 lb of fuel is assumed for take-off and initial climb to 1,500 ft pressure altitude above departure airport with acceleration to climb speed.

3.3.4
Climb from 1,500 ft pressure altitude above departure airport to cruise altitude using maximum climb thrust, cruise at optimum eastbound flight levels at a fixed Mach number not less than 0.78 and descent to 1,500 ft pressure altitude above destination airport are conducted in ISA+5°C conditions. Climb and descent speeds below 10,000 ft shall be 250 knots CAS.

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3.3.5	An allowance of 380 lb of fuel is assumed for 6 min approach and landing at destination airport.

3.3.6	An allowance of 210 lb of fuel is assumed for 9 min taxi-in (taken from the reserves).

3.3.7	Stage Distance is defined as the distance covered during climb, cruise and descent as described above.
Block Fuel is defined as the fuel used during APU, engine start, taxi-out, take-off and initial climb, climb, cruise, descent, approach and landing and taxi-in as described above.

3.3.8	At the end of approach and landing, an amount of 9,970 lb of fuel will remain in the tanks. This represents the estimated fuel required for:

a) Contingency fuel: 45 min continued cruise plus 30 min holding at 10,000 ft
b) Missed approach
c) Diversion in ISA+5°C conditions over a still air distance of 195 nautical miles (assumed representative of FLL to MCO with 17 kt headwind) starting and ending at 1,500 ft pressure altitude above destination and alternate airports
d) Approach and landing at alternate.

3.4 Operating Weight Empty

The mission guarantees as defined above are based on a fixed estimated Operating Weight Empty of 111,474 lb. Any volumetric limitation is excluded.

4 MANUFACTURER'S WEIGHT EMPTY GUARANTEE

The Manufacturer's Weight Empty of the Aircraft as defined in the Performance Specification shall be not more than a guaranteed value of 98,010 lb.

The Manufacturer's Weight Empty is as defined in Section 13 of the Standard Specification and will be derived from the weighing of the Aircraft with adjustments as defined in Clause 8 below.

5 NOISE GUARANTEE

The Aircraft as defined in the Performance Specification shall be certified in accordance with the requirements of Chapter 14 of ICAO Annex 16, Volume I, with a cumulative margin versus Chapter 14 of 5.2 EPNdB.

Noise data shall be obtained and evaluated in accordance with the requirements of Appendix 2 of Edition 7 of ICAO Annex 16, Volume I, dated July 2014.

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6 PERFORMANCE GUARANTEES CONDITIONS

6.1	The performance certification requirements for the Aircraft, except where otherwise stated, are as stated in Section 02 of the Standard Specification.

6.2
For the determination of FAR take-off and landing performance a hard level dry runway surface with no runway strength limitation, no line-up allowance, no obstacles, zero wind, atmosphere according to ISA, except as otherwise stated, and the use of speedbrakes, flaps, associated speeds, landing gear, centre of gravity position and engines in the conditions liable to provide the best results are assumed.

6.3	When establishing take-off performance no air is bled from the engines for cabin air conditioning or anti-icing.

6.4
Climb, cruise, descent and holding performance elements of the Performance Guarantees include allowances for normal electrical load and for normal engine air bleed and power extraction associated with maximum cabin differential pressure as defined in the Standard Specification. Cabin air conditioning management during performance demonstration as described in Clause 7.3 below will be such as to optimize the Aircraft performance while meeting the minimum air conditioning requirements defined above. Unless otherwise stated no air is bled from the engines for anti-icing.

Cruise performance is based on a centre of gravity position of 25% MAC.

6.5	Where applicable the Performance Guarantees assume the use of an approved fuel with a density of 6.7 lb/USG and a Lower Heating Value of 18,590 BTU/lb.

7 GUARANTEE COMPLIANCE

7.1
Compliance with the Performance Guarantees shall be demonstrated using operating procedures and limitations in accordance with those defined by the Aviation Authority and by the Seller unless otherwise stated.

7.2	Compliance with the take-off, landing, one engine inoperative net ceiling and noise elements of the Performance Guarantees shall be demonstrated with reference to the approved Flight Manual.

7.3
Compliance with those parts of the Performance Guarantees defined in Clauses 2 and 3 above not covered by the requirements of the Aviation Authority shall be demonstrated by calculation based on data obtained during flight tests conducted on one (or more, at the Seller's discretion) A321neo aircraft of the same airframe/engine configuration as the Aircraft purchased by the Buyer and incorporated in the in-flight performance program and databases appropriate to the Aircraft.

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7.4
Data derived from flight tests shall be adjusted as required using conventional methods of correction, interpolation or extrapolation in accordance with established aeronautical practices to show compliance with the Performance Guarantees.

7.5	Compliance with the Manufacturer's Weight Empty guarantee shall be demonstrated with reference to a weight compliance report.

7.6	The Seller undertakes to provide the Buyer with a report or reports demonstrating compliance with the Performance Guarantees at, or as soon as possible after, the Delivery of each Aircraft.

8 ADJUSTMENT OF PERFORMANCE GUARANTEES

8.1
In the event of any change to any law, governmental regulation or requirement or interpretation thereof by the Aviation Authority made subsequent to the date of the Agreement (the "Change in Law"), and such a Change in Law affects the Aircraft configuration or performance or both, the Performance Guarantees shall be appropriately modified to reflect the effect of such change.

8.2	The Performance Guarantees apply to the Aircraft as described in the Performance Guarantees and may be adjusted in the event of:
a) Any further configuration change which is the subject of a SCN,
b) Variation in actual weights of items defined in Section 13-10 of the Standard Specification.

9 EXCLUSIVE PERFORMANCE GUARANTEES

The Performance Guarantees are exclusive and are provided in lieu of any and all other performance and weight guarantees of any nature which may be stated, referenced or incorporated in the Performance Specification or any other document.

Letter Agreement No. 3 - 3.1. A321neo / CFM
[***] Page 8/12

10 UNDERTAKING REMEDIES

10.1
Should an Aircraft fail to meet the Performance Guarantees specified in this Letter Agreement, the Seller shall use its reasonable endeavours to correct the deficiency to comply with the subject performance guarantee.

10.2
Should the Seller fail to develop and make available corrective means (including but not limited to kits, procedures, adjustment of design weights) of the above said deficiency, then the Seller shall for the affected Aircraft pay to the Buyer by way of liquidated damages subject to the Seller's maximum liability set forth hereunder on each anniversary date of the Delivery Date of the affected Aircraft for as long as the deficiency remains an amount of:

10.2.1
[***] on the deficiency (expressed in percent) defined as the average of the deviations from the guaranteed values of the Specific Range and of the Mission Block Fuel guarantees (part of a percent to be prorated).

10.2.2	[***] based on the deficiency (expressed in pounds) of the Mission Payload guarantees.

10.2.3	[***] based on the deficiency (expressed in pounds) of the Manufacturer's Weight Empty guarantee.

10.3
In the event the Seller develops and makes available corrective means mentioned above the Seller shall pay to the Buyer the monthly prorated portion of the yearly liquidated damages due by the Seller on account of the year during which the corrective means are made available.

10.4
The Seller's maximum liability in respect of deficiency in performance of an Aircraft shall be limited to the payment of liquidated damages for a period [***] for that Aircraft, whichever occurs first. Payment of liquidated damages shall be deemed to settle all claims and remedies the Buyer would have against the Seller in respect of performance deficiencies.

Letter Agreement No. 3 - 3.1. A321neo / CFM
[***] Page 9/12

11 INCONSISTENCIES

In the event of any inconsistency between the terms of this Letter Agreement and the terms of the Agreement, the terms of this Letter Agreement shall prevail over the terms of the Agreement.

12 ASSIGNMENT

[***]

13 CONFIDENTIALITY

This Letter Agreement (and its existence) shall be treated by both parties as confidential and shall not be released (or revealed) in whole or in part to any third party without the prior consent of the other party. In particular, each party agrees not to make any press release concerning the whole or any part of the contents and/or subject matter hereof or of any future addendum hereto without the prior consent of the other party.

14 LAW AND JURISDICTION

This Letter Agreement shall be governed by, and construed in accordance with, the laws of NY the provisions of Clause 22.4 of the Agreement shall apply to this Letter Agreement.

[SIGNATURE PAGE FOLLOWS]

Letter Agreement No. 3 - 3.1. A321neo / CFM
[***] Page 10/12

CFM A321 NEO PERFORMANCE GUARANTEE

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,
AIRBUS S.A.S.
By: /s/ Benoit de Saint-Exupery
Its: Senior Vice President, Contracts

Accepted and agreed,
SPIRIT AIRLINES, INC.

By: /s/ Scott M Haralson
Its: Senior Vice President and Chief Financial Officer

Letter Agreement No. 3 - 3.1. A321neo / CFM
[***] Page 11/12

For information only, at the time of the Agreement, the Operating Weight Empty of the Aircraft with a 237 seat layout (ref. 321-25.49754) for the purpose of the mission guarantees defined in Clause 3 above is as follow:

[***]

Letter Agreement No. 3 - 3.1. A321neo / CFM
[***] Page 12/12

IAE A321 NEO PERFORMANCE GUARANTEE

Letter Agreement No. 3 - 3.2 to
A320 Neo Family Purchase Agreement

As of December 20, 2019
Spirit Airlines, Inc.
2800 Executive Way
Miramar, Florida 33025

RE: IAE A321 NEO PERFORMANCE GUARANTEE

Ladies and Gentlemen,

SPIRIT AIRLINES, INC. (the "Buyer") and AIRBUS S.A.S. (the "Seller") have entered an A320 NEO Family Purchase Agreement, dated as of the date hereof (the "Agreement"). The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 3 - 1.1. (this "Letter Agreement") certain additional terms and conditions regarding the purchase and sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. Except when used in quoted text, the terms "herein," "hereof" and "hereunder" and words of similar import refer to this Letter Agreement.
Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

Letter Agreement No. 3 - 3.2. A321neo / IAE
[***] Page 1/12

IAE A321 NEO PERFORMANCE GUARANTEE

1 AIRCRAFT CONFIGURATION

The guarantees defined in this Letter Agreement (the "Performance Guarantees") are applicable to the A321neo Aircraft as described in the [***] amended by Specification Change Notices (SCNs) for:

- installation of [***] engines

- Design Weights as follows:
Maximum Take-Off Weight (MTOW) [***]
Maximum Landing Weight (MLW) [***]
Maximum Zero Fuel Weight (MZFW) [***]

hereinafter referred to as the "Performance Specification", and without taking into account any further changes thereto as provided in the Agreement.

2 GUARANTEED PERFORMANCE

2.1 Take-Off Field Length guarantee

FAR certified take-off field length at an Aircraft gross weight of [***] at the start of ground run in ISA+15°C conditions at Sea Level pressure altitude shall be not more than a guaranteed value of [***]

2.2 Landing Field Length guarantee

FAR certified landing field length at an Aircraft gross weight of [***] at Sea Level pressure altitude shall be not more than a guaranteed value of [***]

2.3 Specific Range guarantee

The average nautical miles per pound of fuel at a fixed Mach number of [***] in ISA conditions at Aircraft gross weights and pressure altitudes as defined below:

[***]

shall be not less than a guaranteed value of [***]

Letter Agreement No. 3 - 3.2. A321neo / IAE
[***] Page 2/12

IAE A321 NEO PERFORMANCE GUARANTEE

3 MISSION GUARANTEES

3.1 Mission Payload DFW-FLL

The Aircraft shall be capable of carrying a payload of not less than a guaranteed value of 53,600 lb over a still air Stage Distance of 1,001 nautical miles (assumed representative of DFW to FLL with 22 kt tailwind) when operated under the conditions defined below.

3.1.1	The departure airport conditions (assumed representative of DFW runway 18L) are as defined in Clause 3.3.1 below.

Destination airport conditions are assumed to allow the required landing weight to be used without restriction. Pressure altitude is 65 ft at destination airport.

3.1.2	An allowance of 420 lb of fuel is assumed for 13 min APU, engine start and 14 min taxi-out.

3.1.3	An allowance of 500 lb of fuel is assumed for take-off and initial climb to 1,500 ft pressure altitude above departure airport with acceleration to climb speed.

3.1.4
Climb from 1,500 ft pressure altitude above departure airport to cruise altitude using maximum climb thrust, cruise at optimum eastbound flight levels at a fixed Mach number not less than 0.78 and descent to 1,500 ft pressure altitude above destination airport are conducted in ISA+5°C conditions. Climb and descent speeds below 10,000 ft shall be 250 knots CAS.

3.1.5	An allowance of 370 lb of fuel is assumed for 6 min approach and landing at destination airport.

3.1.6	An allowance of 200 lb of fuel is assumed for 9 min taxi-in (taken from the reserves).

3.1.7	Stage Distance is defined as the distance covered during climb, cruise and descent as described above.

3.1.8	At the end of approach and landing, an amount of 10,040 lb of fuel will remain in the tanks. This represents the estimated fuel required for:

a) Contingency fuel: 45 min continued cruise plus 30 min holding at 10,000 ft
b) Missed approach
c) Diversion in ISA+5°C conditions over a still air distance of 195 nautical miles (assumed representative of FLL to MCO with 17 kt headwind) starting and ending at 1,500 ft pressure altitude above destination and alternate airports
d) Approach and landing at alternate.

Letter Agreement No. 3 - 3.2. A321neo / IAE
[***] Page 3/12

IAE A321 NEO PERFORMANCE GUARANTEE

3.2 Mission Block Fuel DFW-FLL (winter)

When carrying a fixed payload of 51,666 lb (representative of 237 passengers at 218 lb per passenger) over a still air Stage Distance of 958 nautical miles (assumed representative of DFW to FLL with 44 kt tailwind), the Aircraft shall consume a Block Fuel of not more than a guaranteed value of 13,910 lb when operated under the conditions defined below.

3.2.1	The departure airport conditions (assumed representative of DFW runway 18L) are as defined below:

Elevation : 602 ft
Outside Air Temperature : 12°C
Take-Off Run Available (TORA) : 13,400 ft
Take-Off Distance Available (TODA) : 13,400 ft
Accelerate-Stop Distance Available (ASDA) : 13,400 ft
Runway slope : +0.0%

Wind : zero
Obstacles : none

Destination airport conditions are assumed to allow the required landing weight to be used without restriction. Pressure altitude is 65 ft at destination airport.

3.2.2	An allowance of 420 lb of fuel is assumed for 13 min APU, engine start and 14 min taxi-out.

3.2.3	An allowance of 460 lb of fuel is assumed for take-off and initial climb to 1,500 ft pressure altitude above departure airport with acceleration to climb speed.

3.2.4
Climb from 1,500 ft pressure altitude above departure airport to cruise altitude using maximum climb thrust, cruise at optimum eastbound flight levels at a fixed Mach number not less than 0.78 and descent to 1,500 ft pressure altitude above destination airport are conducted in ISA+5°C conditions. Climb and descent speeds below 10,000 ft shall be 250 knots CAS.

3.2.5	An allowance of 360 lb of fuel is assumed for 6 min approach and landing at destination airport.

3.2.6	An allowance of 200 lb of fuel is assumed for 9 min taxi-in (taken from the reserves).

3.2.7	Stage Distance is defined as the distance covered during climb, cruise and descent as described above.
Block Fuel is defined as the fuel used during APU, engine start, taxi-out, take-off and initial climb, climb, cruise, descent, approach and landing and taxi-in as described above.

Letter Agreement No. 3 - 3.2. A321neo / IAE
[***] Page 4/12

IAE A321 NEO PERFORMANCE GUARANTEE

3.2.8	At the end of approach and landing, an amount of 10,070 lb of fuel will remain in the tanks. This represents the estimated fuel required for:

a) Contingency fuel: 45 min continued cruise plus 30 min holding at 10,000 ft
b) Missed approach
c) Diversion in ISA+5°C conditions over a still air distance of 207 nautical miles (assumed representative of FLL to MCO with 45 kt headwind) starting and ending at 1,500 ft pressure altitude above destination and alternate airports
d) Approach and landing at alternate.

3.3 Mission Block Fuel DFW-FLL (summer)

When carrying a fixed payload of 51,666 lb (representative of 237 passengers at 218 lb per passenger) over a still air Stage Distance of 1,001 nautical miles (assumed representative of DFW to FLL with 22 kt tailwind), the Aircraft shall consume a Block Fuel of not more than a guaranteed value of 14,470 lb when operated under the conditions defined below.

3.3.1	The departure airport conditions (assumed representative of DFW runway 18L) are as defined below:

Elevation : 602 ft
Outside Air Temperature : 25°C
Take-Off Run Available (TORA) : 13,400 ft
Take-Off Distance Available (TODA) : 13,400 ft
Accelerate-Stop Distance Available (ASDA) : 13,400 ft
Runway slope : +0.0%
Wind : zero
Obstacles : none

Destination airport conditions are assumed to allow the required landing weight to be used without restriction. Pressure altitude is 65 ft at destination airport.

3.3.2	An allowance of 420 lb of fuel is assumed for 13 min APU, engine start and 14 min taxi-out.

3.3.3	An allowance of 490 lb of fuel is assumed for take-off and initial climb to 1,500 ft pressure altitude above departure airport with acceleration to climb speed.

3.3.4
Climb from 1,500 ft pressure altitude above departure airport to cruise altitude using maximum climb thrust, cruise at optimum eastbound flight levels at a fixed Mach number not less than 0.78 and descent to 1,500 ft pressure altitude above destination airport are conducted in ISA+5°C conditions. Climb and descent speeds below 10,000 ft shall be 250 knots CAS.

Letter Agreement No. 3 - 3.2. A321neo / IAE
[***] Page 5/12

IAE A321 NEO PERFORMANCE GUARANTEE

3.3.5	An allowance of 360 lb of fuel is assumed for 6 min approach and landing at destination airport.

3.3.6	An allowance of 200 lb of fuel is assumed for 9 min taxi-in (taken from the reserves).

3.3.7	Stage Distance is defined as the distance covered during climb, cruise and descent as described above.
Block Fuel is defined as the fuel used during APU, engine start, taxi-out, take-off and initial climb, climb, cruise, descent, approach and landing and taxi-in as described above.

3.3.8	At the end of approach and landing, an amount of 9,940 lb of fuel will remain in the tanks. This represents the estimated fuel required for:

a) Contingency fuel: 45 min continued cruise plus 30 min holding at 10,000 ft
b) Missed approach
c) Diversion in ISA+5°C conditions over a still air distance of 195 nautical miles (assumed representative of FLL to MCO with 17 kt headwind) starting and ending at 1,500 ft pressure altitude above destination and alternate airports
d) Approach and landing at alternate.

3.4 Operating Weight Empty

The mission guarantees as defined above are based on a fixed estimated Operating Weight Empty of 110,960 lb. Any volumetric limitation is excluded.

4 MANUFACTURER'S WEIGHT EMPTY GUARANTEE

The Manufacturer's Weight Empty of the Aircraft as defined in the Performance Specification shall be not more than a guaranteed value of 97,360 lb.

The Manufacturer's Weight Empty is as defined in Section 13 of the Standard Specification and will be derived from the weighing of the Aircraft with adjustments as defined in Clause 8 below.

5 NOISE GUARANTEE

The Aircraft as defined in the Performance Specification shall be certified in accordance with the requirements of Chapter 14 of ICAO Annex 16, Volume I, with a cumulative margin versus Chapter 14 of 3.3 EPNdB.

Noise data shall be obtained and evaluated in accordance with the requirements of Appendix 2 of Edition 7 of ICAO Annex 16, Volume I, dated July 2014.

Letter Agreement No. 3 - 3.2. A321neo / IAE
[***] Page 6/12

IAE A321 NEO PERFORMANCE GUARANTEE

6 PERFORMANCE GUARANTEES CONDITIONS

6.1	The performance certification requirements for the Aircraft, except where otherwise stated, are as stated in Section 02 of the Standard Specification.

6.2
For the determination of FAR take-off and landing performance a hard level dry runway surface with no runway strength limitation, no line-up allowance, no obstacles, zero wind, atmosphere according to ISA, except as otherwise stated, and the use of speedbrakes, flaps, associated speeds, landing gear, centre of gravity position and engines in the conditions liable to provide the best results are assumed.

6.3	When establishing take-off performance no air is bled from the engines for cabin air conditioning or anti-icing.

6.4
Climb, cruise, descent and holding performance elements of the Performance Guarantees include allowances for normal electrical load and for normal engine air bleed and power extraction associated with maximum cabin differential pressure as defined in the Standard Specification. Cabin air conditioning management during performance demonstration as described in Clause 7.3 below will be such as to optimize the Aircraft performance while meeting the minimum air conditioning requirements defined above. Unless otherwise stated no air is bled from the engines for anti-icing.

Cruise performance is based on a centre of gravity position of 25% MAC.

6.5	Where applicable the Performance Guarantees assume the use of an approved fuel with a density of 6.7 lb/USG and a Lower Heating Value of 18,590 BTU/lb.

7 GUARANTEE COMPLIANCE

7.1
Compliance with the Performance Guarantees shall be demonstrated using operating procedures and limitations in accordance with those defined by the Aviation Authority and by the Seller unless otherwise stated.

7.2	Compliance with the take-off, landing, one engine inoperative net ceiling and noise elements of the Performance Guarantees shall be demonstrated with reference to the approved Flight Manual.

7.3
Compliance with those parts of the Performance Guarantees defined in Clauses 2 and 3 above not covered by the requirements of the Aviation Authority shall be demonstrated by calculation based on data obtained during flight tests conducted on one (or more, at the Seller's discretion) A321neo aircraft of the same airframe/engine configuration as the Aircraft purchased by the Buyer and incorporated in the in-flight performance program and databases appropriate to the Aircraft.

Letter Agreement No. 3 - 3.2. A321neo / IAE
[***] Page 7/12

IAE A321 NEO PERFORMANCE GUARANTEE

7.4
Data derived from flight tests shall be adjusted as required using conventional methods of correction, interpolation or extrapolation in accordance with established aeronautical practices to show compliance with the Performance Guarantees.

7.5	Compliance with the Manufacturer's Weight Empty guarantee shall be demonstrated with reference to a weight compliance report.

7.6	The Seller undertakes to provide the Buyer with a report or reports demonstrating compliance with the Performance Guarantees at, or as soon as possible after, the Delivery of each Aircraft.

8 ADJUSTMENT OF PERFORMANCE GUARANTEES

8.1
In the event of any change to any law, governmental regulation or requirement or interpretation thereof by the Aviation Authority made subsequent to the date of the Agreement (the "Change in Law"), and such a Change in Law affects the Aircraft configuration or performance or both, the Performance Guarantees shall be appropriately modified to reflect the effect of such change.

8.2	The Performance Guarantees apply to the Aircraft as described in the Performance Guarantees and may be adjusted in the event of:
a) Any further configuration change which is the subject of a SCN,
b) Variation in actual weights of items defined in Section 13-10 of the Standard Specification.

9 EXCLUSIVE PERFORMANCE GUARANTEES

The Performance Guarantees are exclusive and are provided in lieu of any and all other performance and weight guarantees of any nature which may be stated, referenced or incorporated in the Performance Specification or any other document.

Letter Agreement No. 3 - 3.2. A321neo / IAE
[***] Page 8/12

IAE A321 NEO PERFORMANCE GUARANTEE

10 UNDERTAKING REMEDIES

10.1
Should an Aircraft fail to meet the Performance Guarantees specified in this Letter Agreement, the Seller shall use its reasonable endeavours to correct the deficiency to comply with the subject performance guarantee.

10.2
Should the Seller fail to develop and make available corrective means (including but not limited to kits, procedures, adjustment of design weights) of the above said deficiency, then the Seller shall for the affected Aircraft pay to the Buyer by way of liquidated damages subject to the Seller's maximum liability set forth hereunder on each anniversary date of the Delivery Date of the affected Aircraft for as long as the deficiency remains an amount of:

10.2.1
[***] based on the deficiency (expressed in percent) defined as the average of the deviations from the guaranteed values of the Specific Range and of the Mission Block Fuel guarantees (part of a percent to be prorated).

10.2.2	[***] based on the deficiency (expressed in pounds) of the Mission Payload guarantees.

10.2.3	[***] based on the deficiency (expressed in pounds) of the Manufacturer's Weight Empty guarantee.

10.3
In the event the Seller develops and makes available corrective means mentioned above the Seller shall pay to the Buyer the monthly prorated portion of the yearly liquidated damages due by the Seller on account of the year during which the corrective means are made available.

10.4
The Seller's maximum liability in respect of deficiency in performance of an Aircraft shall be limited to the payment of liquidated damages for a period [***] for that Aircraft, whichever occurs first. Payment of liquidated damages shall be deemed to settle all claims and remedies the Buyer would have against the Seller in respect of performance deficiencies.

Letter Agreement No. 3 - 3.2. A321neo / IAE
[***] Page 9/12

IAE A321 NEO PERFORMANCE GUARANTEE

11 INCONSISTENCIES

In the event of any inconsistency between the terms of this Letter Agreement and the terms of the Agreement, the terms of this Letter Agreement shall prevail over the terms of the Agreement.

12 ASSIGNMENT

[***]

13 CONFIDENTIALITY

This Letter Agreement (and its existence) shall be treated by both parties as confidential and shall not be released (or revealed) in whole or in part to any third party without the prior consent of the other party. In particular, each party agrees not to make any press release concerning the whole or any part of the contents and/or subject matter hereof or of any future addendum hereto without the prior consent of the other party.

14 LAW AND JURISDICTION

This Letter Agreement shall be governed by, and construed in accordance with, the laws of NY and the provisions of Clause 22.4 of the Agreement shall apply to this Letter Agreement.

[SIGNATURE PAGE FOLLOWS]

Letter Agreement No. 3 - 3.2. A321neo / IAE
[***] Page 10/12

IAE A321 NEO PERFORMANCE GUARANTEE

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,
AIRBUS S.A.S.

By: /s/ Benoit de Saint-Exupery
Its: Senior Vice President, Contracts

Accepted and agreed,
SPIRIT AIRLINES, INC.

By: /s/ Scott M Haralson
Its: Senior Vice President and Chief Financial Officer

Letter Agreement No. 3 - 3.2. A321neo / IAE
[***] Page 11/12

IAE A321 NEO PERFORMANCE GUARANTEE

For information only, at the time of the Agreement, the Operating Weight Empty of the Aircraft with a 237 seat layout (ref. 321-25.49754) for the purpose of the mission guarantees defined in Clause 3 above is as follow:

[***]

Letter Agreement No. 3 - 3.2. A321neo / IAE
[***] Page 12/12

Letter Agreement No. 4 to
A320 Neo Family Purchase Agreement

As of December 20, 2019

Spirit Airlines, Inc.
2800 Executive Way
Miramar, Florida 33025

RE: [***]

Ladies and Gentlemen,

SPIRIT AIRLINES, INC. (the "Buyer") and AIRBUS S.A.S. (the "Seller") have entered an A320 NEO Family Purchase Agreement, dated as of the date hereof (the "Agreement"). The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 4 (this "Letter Agreement") certain additional terms and conditions regarding the purchase and sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. Except when used in quoted text, the terms "herein," "hereof" and "hereunder" and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

1.	[***]

2.	[***]

3.	[***]

4.	[***]

5.	ASSIGNMENT

[***]

6. MISCELLANEOUS

The provisions of Clauses 22.5, 22.8 and 20.13 of the Agreement are incorporated herein by reference and made a part hereof as though set forth in full herein.

[***] Letter Agreement No. 4
PRIVILEGED AND CONFIDENTIAL

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

[SIGNATURE PAGE FOLLOWS]

[***] Letter Agreement No. 4
PRIVILEGED AND CONFIDENTIAL

Very truly yours,

AIRBUS S.A.S.

By: /s/ Benoit de Saint-Exupery

Its: Senior Vice President, Contracts

Accepted and agreed,

SPIRIT AIRLINES, INC.

By: /s/ Scott M Haralson

Its: Senior Vice President and Chief Financial Officer

[***] - Letter Agreement No. 4 December 2019
Appendix A to Letter Agreement No. 4: A220-300 BSOF

[***]

[***] Letter Agreement No. 4
PRIVILEGED AND CONFIDENTIAL

Letter Agreement No. 5 to
A320 Neo Family Purchase Agreement

As of December 20, 2019

Spirit Airlines, Inc.
2800 Executive Way
Miramar, Florida 33025

RE: [***]

Ladies and Gentlemen,

SPIRIT AIRLINES, INC. (the "Buyer") and AIRBUS S.A.S. (the "Seller") have entered an A320 NEO Family Purchase Agreement, dated as of the date hereof (the "Agreement"). The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 5 (this "Letter Agreement") certain additional terms and conditions regarding the purchase and sale of the Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. Except when used in quoted text, the terms "herein," "hereof" and "hereunder" and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

1.	[***]

2	ASSIGNMENT

[***]

3.	MISCELLANEOUS

The provisions of Clauses 22.5, 22.8 and 22.13 of the Agreement are incorporated herein by reference and made a part hereof as though set forth in full herein.

[SIGNATURE PAGE FOLLOWS]

[***] - Letter Agreement No. 5 December 2019

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By: /s/ Benoit de Saint-Exupery
Name: Benoit de Saint-Exupery

Title: Senior Vice President, Contracts

Accepted and agreed,

SPIRIT AIRLINES, INC.

By:/s/ Scott M Haralson
Name: Scott M. Haralson
Title: Senior Vice President and Chief Financial Officer

[***] - Letter Agreement No. 5 December 2019

Letter Agreement No. 6 to
A320 Neo Family Purchase Agreement

As of December 20, 2019

Spirit Airlines, Inc.
2800 Executive Way
Miramar, Florida 33025

RE: [***]

Ladies and Gentlemen,

SPIRIT AIRLINES, INC. (the "Buyer") and AIRBUS S.A.S. (the "Seller") have entered an A320 NEO Family Purchase Agreement, dated as of the date hereof (the "Agreement"). The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 6 (this "Letter Agreement") certain additional terms and conditions regarding the purchase and sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. Except when used in quoted text, the terms "herein," "hereof" and "hereunder" and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, non-severable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

1. [***]

2. [***]

3. [***]

5.	ASSIGNMENT

[***]

6.	MISCELLANEOUS

The provisions of Clauses 22.5, 22.8 and 20.13 of the Agreement are incorporated herein by reference and made a part hereof as though set forth in full herein.

[***] - Letter Agreement No. 6 December 2019

[SIGNATURE PAGE FOLLOWS]

[***] - Letter Agreement No. 6 December 2019

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By: /s/ Benoit de Saint-Exupery
Name: Benoit de Saint-Exupery
Title: Senior Vice President, Contracts

Accepted and agreed:

SPIRIT AIRLINES, INC.

By:/s/ Scott M Haralson
Name: Scott M. Haralson
Title: Senior Vice President and Chief Financial Officer

[***] - Letter Agreement No. 6 December 2019

Letter Agreement No. 7 to
A320 Neo Family Purchase Agreement

As of December 20, 2019

Spirit Airlines, Inc.
2800 Executive Way
Miramar, Florida 33025

RE: [***]

Ladies and Gentlemen,

SPIRIT AIRLINES, INC. (the "Buyer") and AIRBUS S.A.S. (the "Seller") have entered an A320 NEO Family Purchase Agreement, dated as of the date hereof (the "Agreement"). The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 7 (this "Letter Agreement") certain additional terms and conditions regarding the purchase and sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. Except when used in quoted text, the terms "herein," "hereof" and "hereunder" and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

1	[***]

2	[***]

3	ASSIGNMENT

[***]

4. MISCELLANEOUS

The provisions of Clauses 22.5, 22.8 and 20.13 of the Agreement are incorporated herein by reference and made a part hereof as though set forth in full herein.

[***] Letter Agreement No. 7 1 - 4
PRIVILEGED AND CONFIDENTIAL

[SIGNATURE PAGE FOLLOWS]

[***] Letter Agreement No. 7 1 - 4
PRIVILEGED AND CONFIDENTIAL

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By: /s/ Benoit de Saint-Exupery

Its: Senior Vice President, Contracts

Accepted and agreed,

SPIRIT AIRLINES, INC.

By: /s/ Scott M Haralson

Its: Senior Vice President and Chief Financial Officer

[***] - Letter Agreement No. 7 December 2019

Letter Agreement No. 8 to

A320 Neo Family Purchase Agreement

As of December 20, 2019

Spirit Airlines, Inc.
2800 Executive Way
Miramar, Florida 33025

RE: [***]

Ladies and Gentlemen,

SPIRIT AIRLINES, INC. (the "Buyer") and AIRBUS S.A.S. (the "Seller") have entered an A320 NEO Family Purchase Agreement, dated as of the date hereof (the "Agreement"). The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 8 (this "Letter Agreement") certain additional terms and conditions regarding the purchase and sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. Except when used in quoted text, the terms "herein," "hereof" and "hereunder" and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

1	DEFINITIONS

Clause 0 of the Agreement is amended to add the following defined terms:

"Buyer Bank Account - An account established in the Buyer's name at any bank, savings and loan or credit union chartered under the laws of the United States or any political subdivision thereof. The Buyer will provide written payment instructions, including the ABA routing number, SWIFT code, branch address and phone number of such institution, together with the account number of, and the account owner's name on, such account, not less than 30 days in advance of any payment due to the Buyer hereunder that the Buyer wishes the Seller to direct to such account. The Buyer hereby represents and warrants that it will be, at the time of such notice and of any such payment, the sole legal and beneficial owner of such account."

[***]

[***] - Letter Agreement No. 8 1 -7
PRIVILEGED AND CONFIDENTIAL

2	[***]

3	[***]

4	[***]

5	[***]

6	[***]

7	[***]

8	[***]

9	ASSIGNMENT

[***]

10	MISCELLANEOUS

The provisions of Clauses 22.5, 22.8 and 20.13 of the Agreement are incorporated herein by reference and made a part hereof as though set forth in full herein.

[SIGNATURE PAGE FOLLOWS]

[***] - Letter Agreement No. 8 2 -7
PRIVILEGED AND CONFIDENTIAL

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By: /s/ Benoit de Saint-Exupery

Its: Senior Vice President, Contracts

Accepted and agreed,

SPIRIT AIRLINES, INC.

By: /s/ Scott M Haralson

Its: Senior Vice President and Chief Financial Officer

[***] - Letter Agreement No. 8 December 2019

[***]

[***] - Annex A to Letter Agreement No.8 to the Agreement
PRIVILEGED AND CONFIDENTIAL

Annex B to Letter Agreement No.8 to the Agreement

[***]

[***] Annex B to Letter Agreement No.8 to the Agreement
PRIVILEGED AND CONFIDENTIAL

Annex C to Letter Agreement No.8 to the Agreement

[***]

[***] - Annex C to Letter Agreement No.8 to the Agreement
PRIVILEGED AND CONFIDENTIAL

Letter Agreement No. 9 to
A320 Neo Family Purchase Agreement

As of December 20, 2019

Spirit Airlines, Inc.
2800 Executive Way
Miramar, Florida 33025

RE: [***]

Ladies and Gentlemen,

SPIRIT AIRLINES, INC. (the "Buyer") and AIRBUS S.A.S. (the "Seller") have entered an A320 NEO Family Purchase Agreement, dated as of the date hereof (the "Agreement"). The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 9 (this "Letter Agreement") certain additional terms and conditions regarding the purchase and sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. Except when used in quoted text, the terms "herein," "hereof" and "hereunder" and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

1	[***]

2	ASSIGNMENT

[***]

3. MISCELLANEOUS

The provisions of Clauses 20.5, 20.8 and 20.13 of the Agreement are incorporated herein by reference and made a part hereof as though set forth in full herein.

[SIGNATURE PAGE FOLLOWS]

[***] Letter Agreement No. 9 1 - 3
PRIVILEGED AND CONFIDENTIAL

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By: /s/ Benoit de Saint-Exupery
Name: Benoit de Saint-Exupery
Title: Senior Vice President, Contracts

Accepted and agreed,

SPIRIT AIRLINES, INC.

By: /s/ Scott M Haralson
Name: Scott M. Haralson
Title: Senior Vice President and Chief Financial Officer

[***] Letter Agreement No. 9 December 2019

A320 FAMILY [***] AGREEMENT

As of December 20, 2019

Ladies and Gentlemen:

Spirit Airlines, Inc. ("Buyer"), and Airbus S.A.S. ("Seller"), have entered into an A320 Aircraft Family Purchase Agreement, dated as of the date hereof, (the "Agreement"). The Buyer and Seller have agreed to set forth in this A320 Family [***] Agreement (this "[***] Agreement") certain terms and conditions regarding [***]

[***]
Capitalized terms used herein and not otherwise defined in this [***] Agreement shall have the meanings assigned thereto in the Agreement. The terms "herein", "hereof" and "hereunder" and words of similar import refer to this [***] Agreement.

1. [***]

2. [***]

3. Assignment

[***]

4. Miscellaneous Provisions

Notices

All notices and requests required or authorized hereunder shall be given in writing either by personal delivery to an authorized officer of the party to whom the same is given or by commercial courier, express mail, certified air mail (return receipt requested) or facsimile at the addresses and numbers set forth below. The date on which any such notice or request is so personally delivered, or if such notice or request is given by commercial courier, express mail, certified air mail or facsimile, the date on which sent, provided that if such date is not a Business Day notice shall be deemed to have been received on the first following Business Day, shall be deemed to be the effective date of such notice or request.

Spirit - A320 Family [***] Agreement [***] 1 - 1
Confidential and Proprietary Information

The Seller will be addressed at:

Airbus S.A.S.
Attention: Senior Vice President Contracts
2, rond-point Emile Dewoitine
31700 Blagnac, France

The Buyer shall be addressed at:

Spirit Airlines,
2800 Executive Way,
Miramar, Florida 33025, U.S.A.
Attention: Treasury team

From time to time, the party receiving the notice or request may designate another address or another person.

Waiver

The failure of either party to enforce at any time any of the provisions of this Agreement, to exercise any right herein provided or to require at any time performance by the other party of any of the provisions hereof shall in no way be construed to be a present or future waiver of such provisions nor in any way to affect the validity of this Agreement or any part hereof or the right of the other party thereafter to enforce each and every such provision. The express waiver by either party of any provision, condition or requirement of this Agreement shall not constitute a waiver of any future obligation to comply with such provision, condition or requirement.

INTERPRETATION AND LAW

THIS [***] AGREEMENT WILL BE GOVERNED BY AND CONSTRUED AND THE PERFORMANCE THEREOF WILL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS CONFLICTS OF LAWS PROVISIONS THAT WOULD RESULT IN THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION.

Each of the Seller and the Buyer (i) hereby irrevocably submits itself to the nonexclusive jurisdiction of the courts of the state of New York, New York County, or the United States District Court for the Southern District of New York, for the purposes of any suit, action or other proceeding arising out of this [***] Agreement, the subject matter hereof or any of the transactions contemplated hereby brought by any party or parties hereto, and (ii) hereby

Spirit - A320 Family [***] Agreement [***] 1 - 2
Confidential and Proprietary Information

waives, and agrees not to assert, by way of motion, as a defense or otherwise, in any such suit, action or proceeding, to the extent permitted by applicable law, any defense based on sovereign or other immunity or that the suit , action or proceeding which is referred to in clause (i) above is brought in an inconvenient forum, that the venue of such suit, action or proceeding is improper, or that this [***] Agreement or the subject matter hereof or any of the transactions contemplated hereby may not be enforced in or by these courts. THE PARTIES HEREBY ALSO AGREE THAT THE UNITED NATIONS CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS WILL NOT APPLY TO THIS TRANSACTION.

The Buyer for itself and its successors and assigns hereby designates and appoints he Secretary of the Buyer duly elected from time to time as its legal agent and attorney-in-fact upon whom all processes against the Buyer in any suit, action or proceeding in respect of any matter as to which it has submitted to the above jurisdiction may be served with the same effect as if the Buyer were a corporation organized under the laws of the State of New York and had lawfully been served with such process in such state, it being understood that such designation and appointments will become effective without further action on the part of the Buyer or its Corporate Secretary.

The assumption in preceding paragraph made for the purpose of effecting the service of process will not affect any assertion of diversity by either party hereto initiating a proceeding in the New York Federal Courts or seeking transfer to the New York Federal Courts on the basis of diversity.

Service of process in any suit, action or proceeding in respect of any matter as to which the Seller or the Buyer has submitted to the above jurisdiction may be made on the Seller by delivery of the same personally or by dispatching the same via Federal Express, UPS, or similar international air courier service prepaid to, CT Corporation, New York City offices as agent for the Seller, it being agreed that service upon CT Corporation will constitute valid service upon the Seller or by any other method authorized by the laws of the State of New York, and (ii) may be made on the Buyer by delivery of the same personally or by dispatching the same by Federal Express, UPS, or similar international air courier service prepaid, return receipt requested to: Corporate Secretary, Spirit Airlines, Inc. at 2800 Executive Way, Miramar, FL 33025, or by any other method authorized by the laws of the State of New York; provided in each case that failure to deliver or mail such copy will not affect the validity or effectiveness of the service of process.

Waiver of Jury Trial

EACH OF THE PARTIES HERETO WAIVES ITS RIGHT TO TRIAL BY JURY IN ANY LITIGATION ARISING OUT OF OR RELATING TO THIS [***] AGREEMENT AND FOR ANY COUNTERCLAIM OR CROSS-CLAIM THEREIN.

Spirit - A320 Family [***] Agreement [***] 1 - 3
Confidential and Proprietary Information

Payment Currency
[***]
Severability

If any provision of this [***] Agreement should for any reason be held ineffective, the remainder of this [***] Agreement shall remain in full force and effect. To the extent permitted by applicable law, each party hereto hereby waives any provision of law that renders any provision of this [***] Agreement prohibited or unenforceable in any respect.

Entire Agreement

This [***] Agreement contains the entire agreement between the parties with respect to the subject matter hereof and supersedes any previous understanding, commitments or representations whatsoever, whether oral or written. This [***] Agreement shall not be amended or modified except by an instrument in writing of even date herewith or subsequent hereto executed by both parties or by their fully authorized representatives.

5. Certain Representations of the Parties

Buyer's Representations

The Buyer represents and warrants to the Seller:

(i)	the Buyer is a corporation organized and existing in good standing under the laws of the State of Delaware and has the corporate power and authority to enter into and perform its obligations under this [***] Agreement;

(ii)	neither the execution and delivery by the Buyer of this [***] Agreement, nor the consummation of any of the transactions by the Buyer contemplated thereby, nor the performance by the Buyer of the obligations thereunder, constitutes a breach of any agreement to which the Buyer is a party or by which its assets are bound;

(iii)	this [***] Agreement has been duly authorized, executed and delivered by the Buyer and constitutes the legal, valid and binding obligation of the Buyer enforceable against the Buyer in accordance with its terms.

Seller's Representations

Spirit - A320 Family [***] Agreement [***] 1 - 4
Confidential and Proprietary Information

The Seller represents and warrants to the Buyer:

(i)	the Seller is organized and existing in good standing under the laws of the Republic of France and has the corporate power and authority to enter into and perform its obligations under the [***] Agreement;

(ii)	neither the execution and delivery by the Seller of this [***] Agreement, nor the consummation of any of the transactions by the Seller contemplated thereby, nor the performance by the Seller of the obligations thereunder, constitutes a breach of any agreement to which the Seller is a party or by which its assets are bound;

(iii)	this [***] Agreement has been duly authorized, executed and delivered by the Seller and constitutes the legal, valid and binding obligation of the Seller enforceable against the Seller in accordance with its terms.

6. Confidentiality

Subject to any legal or governmental requirements of disclosure, the parties (which for this purpose shall include their employees, and legal counsel) shall maintain the terms and conditions of this [***] Agreement and any reports or other data furnished hereunder strictly confidential. Without limiting the generality of the foregoing, the Buyer shall use its best efforts to limit the disclosure of the contents of this [***] Agreement to the extent legally permissible in (i) any filing required to be made by the Buyer with any governmental agency and shall make such applications as shall be necessary to implement the foregoing, and (ii) any press release concerning the whole or any part of the contents and/or subject matter hereof or of any future addendum hereto. With respect to any public disclosure or filing, the Buyer agrees to submit to the Seller a copy of the proposed document to be filed or disclosed and shall give the Seller a reasonable period of time in which to review said document. The Buyer and the Seller shall consult with each other prior to the making of any public disclosure or filing, permitted hereunder, of this [***] Agreement or the terms and conditions thereof. Subject to confidentiality agreements obtained by the Seller from the party to whom disclosure is to be made, the Seller will be entitled [***]

7. Survival

The provisions of paragraph 6 and [***] paragraph 1 will survive any termination of this [***] Agreement.
[SIGNATURE PAGE FOLLOWS]

Spirit - A320 Family [***] Agreement [***] 1 - 5
Confidential and Proprietary Information

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

Airbus S.A.S.
By: /s/ Benoit de Saint-Exupery
Name: Benoit de Saint-Exupery
Title: Senior Vice President, Contracts

Accepted and Agreed:

Spirit Airlines, Inc.

By: /s/ Scott M Haralson
Name: Scott M. Haralson
Title: Senior Vice President and Chief Financial Officer

2019 A320 Family [***] Agreement

[***] Agreement No. 1

December 20, 2019

Spirit Airlines, Inc.
2800 Executive Way
Miramar, FL 33025

Re: A320 FAMILY [***]AGREEMENT

Ladies and Gentlemen:

Spirit Airlines, Inc. (the "Buyer") and Airbus S.A.S. (the "Seller") have entered into the A320 Family [***] Agreement dated as of the date hereof (the "[***]"). The Buyer and Seller have agreed to set forth in this Letter Agreement (this "Letter Agreement") certain additional terms and conditions regarding the [***] of the Aircraft provided for under the [***]. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the [***]. The terms "herein", "hereof" and "hereunder" and words of similar import refer to this Letter Agreement.

[***]

[SIGNATURE PAGE FOLLOWS]

Spirit - A320 Family [***] Agreement [***] 1 - 1
Confidential and Proprietary Information

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to Airbus S.A.S.

Very truly yours,

AIRBUS S.A.S.

Name: _/s/ Benoit de Saint-Exupery
Title Senior Vice President, Contracts

Acknowledged and accepted:

SPIRIT AIRLINES, INC.

Name: /s/ Scott M Haralson
Title: Senior Vice President and Chief Financial Officer

Spirit - A320 Family [***] Agreement 1
Confidential and Proprietary Information